Jackson National Separate Account III

Financial Statements

December 31, 2023

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Assets
Investments in Funds, at fair value	$—	$45,729	$645,454	$—	$—	$—	$5,059
Receivables:
Investments in Fund shares sold	—	2	27	—	—	—	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	45,731	645,481	—	—	—	5,059

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	2	27	—	—	—	—
Total liabilities	—	2	27	—	—	—	—
Net assets	$—	$45,729	$645,454	$—	$—	$—	$5,059
Unit Value	N/A	11.977778	19.060926	N/A	N/A	N/A	16.035812

Investments in Funds, shares outstanding	—	3,348	34,205	—	—	—	307
Investments in Funds, at cost	$—	$43,756	$536,758	$—	$—	$—	$4,127

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	673	9,029	—	—	—	105
Total expenses	—	673	9,029	—	—	—	105
Net investment income (loss)	—	(673)	(9,029)	—	—	—	(105)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	—	(26)	14,539	—	—	—	829
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	4,064	78,548	—	—	—	3
Net realized and unrealized gain (loss)	—	4,038	93,087	—	—	—	832

Net change in net assets
from operations	$—	$3,365	$84,058	$—	$—	$—	$727

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Assets
Investments in Funds, at fair value	$19,260	$2,790	$16,611	$26,155	$11,337	$170,820	$83,314
Receivables:
Investments in Fund shares sold	1	—	1	1	—	7	3
Investment Division units sold	—	—	—	—	—	—	—
Total assets	19,261	2,790	16,612	26,156	11,337	170,827	83,317

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	1	—	1	1	—	7	3
Total liabilities	1	—	1	1	—	7	3
Net assets	$19,260	$2,790	$16,611	$26,155	$11,337	$170,820	$83,314
Unit Value	18.124748	10.498792	11.959471	12.781818	18.004897	41.219942	27.802823

Investments in Funds, shares outstanding	1,057	237	1,966	2,391	598	4,414	4,236
Investments in Funds, at cost	$14,245	$2,581	$18,044	$33,690	$7,518	$167,247	$61,577

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Investment Income
Dividends	$—	$—	$234	$692	$—	$—	$—
Expenses
Asset-based charges	271	38	289	429	158	2,438	1,138
Total expenses	271	38	289	429	158	2,438	1,138
Net investment income (loss)	(271)	(38)	(55)	263	(158)	(2,438)	(1,138)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	58	4	(1,683)	(3,075)	58	(1,624)	584
Net change in unrealized appreciation
(depreciation) on investments in Funds	2,284	209	3,505	7,936	1,194	26,793	14,087
Net realized and unrealized gain (loss)	2,342	213	1,822	4,861	1,252	25,169	14,671

Net change in net assets
from operations	$2,071	$175	$1,767	$5,124	$1,094	$22,731	$13,533

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/AB Sustainable Global Thematic Fund - Class A	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Assets
Investments in Funds, at fair value	$—	$515,902	$43,945	$2,788	$—	$22,335	$25,433
Receivables:
Investments in Fund shares sold	—	21	2	—	—	1	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	515,923	43,947	2,788	—	22,336	25,434

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	21	2	—	—	1	1
Total liabilities	—	21	2	—	—	1	1
Net assets	$—	$515,902	$43,945	$2,788	$—	$22,335	$25,433
Unit Value	N/A	22.734446	8.857148	12.185222	N/A	22.845209	18.770647

Investments in Funds, shares outstanding	—	32,860	4,766	211	—	926	1,369
Investments in Funds, at cost	$—	$393,308	$43,827	$2,715	$—	$19,073	$24,037

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/AB Sustainable Global Thematic Fund - Class A	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	7,199	613	40	—	301	336
Total expenses	—	7,199	613	40	—	301	336
Net investment income (loss)	—	(7,199)	(613)	(40)	—	(301)	(336)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	—	3,565	(3,395)	(3)	(380)	68	(29)
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	59,611	5,325	224	437	3,840	3,395
Net realized and unrealized gain (loss)	—	63,176	1,930	221	57	3,908	3,366

Net change in net assets
from operations	$—	$55,977	$1,317	$181	$57	$3,607	$3,030

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Assets
Investments in Funds, at fair value	$221,819	$230,365	$125,085	$92,513	$273,571	$139,429	$170,437
Receivables:
Investments in Fund shares sold	9	9	5	4	11	6	7
Investment Division units sold	—	—	—	—	—	—	—
Total assets	221,828	230,374	125,090	92,517	273,582	139,435	170,444

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	9	9	5	4	11	6	7
Total liabilities	9	9	5	4	11	6	7
Net assets	$221,819	$230,365	$125,085	$92,513	$273,571	$139,429	$170,437
Unit Value	21.602183	42.666976	35.011433	14.479973	17.938383	15.669909	31.177968

Investments in Funds, shares outstanding	9,017	4,660	3,131	5,885	13,351	8,409	4,761
Investments in Funds, at cost	$145,793	$191,934	$91,871	$81,462	$175,174	$121,065	$89,792

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	3,108	3,089	1,735	1,473	3,883	1,973	2,330
Total expenses	3,108	3,089	1,735	1,473	3,883	1,973	2,330
Net investment income (loss)	(3,108)	(3,089)	(1,735)	(1,473)	(3,883)	(1,973)	(2,330)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	1,694	646	1,938	14,823	2,364	8,551	2,034
Net change in unrealized appreciation
(depreciation) on investments in Funds	31,252	65,708	24,778	2,212	31,462	10,360	22,870
Net realized and unrealized gain (loss)	32,946	66,354	26,716	17,035	33,826	18,911	24,904

Net change in net assets
from operations	$29,838	$63,265	$24,981	$15,562	$29,943	$16,938	$22,574

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Assets
Investments in Funds, at fair value	$4,439	$—	$101,560	$101,707	$2,221,199	$306,622	$41,319
Receivables:
Investments in Fund shares sold	—	—	4	4	91	13	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	4,439	—	101,564	101,711	2,221,290	306,635	41,321

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	—	4	4	91	13	2
Total liabilities	—	—	4	4	91	13	2
Net assets	$4,439	$—	$101,560	$101,707	$2,221,199	$306,622	$41,319
Unit Value	13.784146	N/A	16.244028	11.386283	55.371959	18.179502	20.026332

Investments in Funds, shares outstanding	301	—	6,189	7,915	31,854	15,987	1,878
Investments in Funds, at cost	$4,073	$—	$85,489	$77,900	$1,283,434	$251,543	$32,865

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$4,396	$—
Expenses
Asset-based charges	69	14	1,427	1,644	31,262	4,491	925
Total expenses	69	14	1,427	1,644	31,262	4,491	925
Net investment income (loss)	(69)	(14)	(1,427)	(1,644)	(31,262)	(95)	(925)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	31	(500)	261	5,947	145,309	7,995	(8,975)
Net change in unrealized appreciation
(depreciation) on investments in Funds	432	835	12,317	(7,692)	677,633	63,219	35,001
Net realized and unrealized gain (loss)	463	335	12,578	(1,745)	822,942	71,214	26,026

Net change in net assets
from operations	$394	$321	$11,151	$(3,389)	$791,680	$71,119	$25,101

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Assets
Investments in Funds, at fair value	$—	$184,258	$8,104	$1,136,250	$3,530	$497	$22,406
Receivables:
Investments in Fund shares sold	—	8	—	56	—	—	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	—	184,266	8,104	1,136,306	3,530	497	22,407

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	9	—	—	—
Insurance fees due to Jackson	—	8	—	47	—	—	1
Total liabilities	—	8	—	56	—	—	1
Net assets	$—	$184,258	$8,104	$1,136,250	$3,530	$497	$22,406
Unit Value	N/A	35.079143	25.276237	19.422765	10.471512	24.798060	10.208159

Investments in Funds, shares outstanding	—	7,611	675	89,680	309	22	2,128
Investments in Funds, at cost	$—	$110,630	$7,333	$1,128,287	$3,215	$322	$23,070

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	—	3,161	112	17,351	54	7	320
Total expenses	—	3,161	112	17,351	54	7	320
Net investment income (loss)	—	(3,161)	(112)	(17,351)	(54)	(7)	(320)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	—	35,771	(61)	(10,528)	10	9	(67)
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	5,311	1,300	76,339	303	97	972
Net realized and unrealized gain (loss)	—	41,082	1,239	65,811	313	106	905

Net change in net assets
from operations	$—	$37,921	$1,127	$48,460	$259	$99	$585

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Assets
Investments in Funds, at fair value	$407,734	$120,616	$162,872	$347,400	$3,145,232	$339,660	$4,096,118
Receivables:
Investments in Fund shares sold	17	5	7	14	129	14	168
Investment Division units sold	—	—	—	—	—	—	—
Total assets	407,751	120,621	162,879	347,414	3,145,361	339,674	4,096,286

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	17	5	7	14	129	14	168
Total liabilities	17	5	7	14	129	14	168
Net assets	$407,734	$120,616	$162,872	$347,400	$3,145,232	$339,660	$4,096,118
Unit Value	18.789331	17.477658	18.871574	35.587584	32.294966	14.746883	29.535543

Investments in Funds, shares outstanding	34,149	7,008	10,715	10,064	90,095	22,302	144,280
Investments in Funds, at cost	$406,014	$104,242	$122,540	$243,140	$1,241,551	$274,042	$2,003,604

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	5,955	1,914	2,352	5,152	43,452	4,937	59,885
Total expenses	5,955	1,914	2,352	5,152	43,452	4,937	59,885
Net investment income (loss)	(5,955)	(1,914)	(2,352)	(5,152)	(43,452)	(4,937)	(59,885)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(3,206)	6,087	7,310	65,090	112,706	2,691	299,142
Net change in unrealized appreciation
(depreciation) on investments in Funds	28,799	(2,762)	5,604	(17,938)	471,847	24,480	426,538
Net realized and unrealized gain (loss)	25,593	3,325	12,914	47,152	584,553	27,171	725,680

Net change in net assets
from operations	$19,638	$1,411	$10,562	$42,000	$541,101	$22,234	$665,795

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Assets
Investments in Funds, at fair value	$269,434	$2,819,606	$8,159	$5,886	$20,312	$10,869	$1,255,885
Receivables:
Investments in Fund shares sold	11	116	—	—	1	—	52
Investment Division units sold	—	—	—	—	—	—	—
Total assets	269,445	2,819,722	8,159	5,886	20,313	10,869	1,255,937

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	11	116	—	—	1	—	52
Total liabilities	11	116	—	—	1	—	52
Net assets	$269,434	$2,819,606	$8,159	$5,886	$20,312	$10,869	$1,255,885
Unit Value	18.494026	24.210651	12.908962	12.944303	12.207790	13.719034	36.819169

Investments in Funds, shares outstanding	14,018	117,827	578	440	2,127	743	49,581
Investments in Funds, at cost	$171,282	$1,530,349	$6,935	$5,452	$22,737	$9,918	$800,097

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Investment Income
Dividends	$—	$—	$—	$78	$399	$—	$—
Expenses
Asset-based charges	3,818	40,223	111	76	262	153	17,657
Total expenses	3,818	40,223	111	76	262	153	17,657
Net investment income (loss)	(3,818)	(40,223)	(111)	2	137	(153)	(17,657)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	49	—	—	—
Sales of investments in Funds	1,765	74,991	42	3	(191)	4	65,099
Net change in unrealized appreciation
(depreciation) on investments in Funds	27,659	324,591	1,792	434	1,554	852	282,744
Net realized and unrealized gain (loss)	29,424	399,582	1,834	486	1,363	856	347,843

Net change in net assets
from operations	$25,606	$359,359	$1,723	$488	$1,500	$703	$330,186

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Assets
Investments in Funds, at fair value	$692,887	$73,526	$—	$410,259	$94,314	$610,450	$12,419
Receivables:
Investments in Fund shares sold	28	3	—	17	4	25	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	692,915	73,529	—	410,276	94,318	610,475	12,420

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	28	3	—	17	4	25	1
Total liabilities	28	3	—	17	4	25	1
Net assets	$692,887	$73,526	$—	$410,259	$94,314	$610,450	$12,419
Unit Value	40.510577	12.547140	N/A	50.699418	12.916889	18.317827	15.754037

Investments in Funds, shares outstanding	21,222	5,351	—	6,720	7,244	37,916	805
Investments in Funds, at cost	$630,349	$58,031	$—	$329,408	$95,608	$440,414	$11,471

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$147
Expenses
Asset-based charges	9,769	1,075	—	5,663	1,148	9,608	168
Total expenses	9,769	1,075	—	5,663	1,148	9,608	168
Net investment income (loss)	(9,769)	(1,075)	—	(5,663)	(1,148)	(9,608)	(21)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	12,563	1,350	—	2,592	(1,035)	114,273	30
Net change in unrealized appreciation
(depreciation) on investments in Funds	62,746	7,304	—	76,802	4,942	(60,394)	1,341
Net realized and unrealized gain (loss)	75,309	8,654	—	79,394	3,907	53,879	1,371

Net change in net assets
from operations	$65,540	$7,579	$—	$73,731	$2,759	$44,271	$1,350

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Assets
Investments in Funds, at fair value	$372,208	$16,832	$125,644	$1,309	$169,997	$13,967	$5,100
Receivables:
Investments in Fund shares sold	15	1	5	—	7	1	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	372,223	16,833	125,649	1,309	170,004	13,968	5,100

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	15	1	5	—	7	1	—
Total liabilities	15	1	5	—	7	1	—
Net assets	$372,208	$16,832	$125,644	$1,309	$169,997	$13,967	$5,100
Unit Value	15.276643	9.939263	12.298906	37.689823	53.836226	14.010335	32.003572

Investments in Funds, shares outstanding	23,905	1,667	10,964	69	4,178	908	110
Investments in Funds, at cost	$307,855	$17,198	$129,943	$1,250	$125,281	$10,087	$4,570

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Investment Income
Dividends	$153	$477	$—	$—	$—	$—	$—
Expenses
Asset-based charges	5,166	239	1,823	2	2,308	207	1,237
Total expenses	5,166	239	1,823	2	2,308	207	1,237
Net investment income (loss)	(5,013)	238	(1,823)	(2)	(2,308)	(207)	(1,237)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	11,774	—	—	—	—	—	—
Sales of investments in Funds	30,000	(14)	(413)	—	4,304	55	(7,515)
Net change in unrealized appreciation
(depreciation) on investments in Funds	64,587	384	6,308	59	45,440	172	270
Net realized and unrealized gain (loss)	106,361	370	5,895	59	49,744	227	(7,245)

Net change in net assets
from operations	$101,348	$608	$4,072	$57	$47,436	$20	$(8,482)

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Assets
Investments in Funds, at fair value	$6,226	$496,428	$32,743	$251,631	$14,234	$570,631	$196,823
Receivables:
Investments in Fund shares sold	—	20	1	10	1	23	8
Investment Division units sold	—	—	—	—	—	—	—
Total assets	6,226	496,448	32,744	251,641	14,235	570,654	196,831

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	—	20	1	10	1	23	8
Total liabilities	—	20	1	10	1	23	8
Net assets	$6,226	$496,428	$32,743	$251,631	$14,234	$570,631	$196,823
Unit Value	10.401687	33.505596	20.600770	46.667510	16.268362	83.676878	20.033188

Investments in Funds, shares outstanding	568	13,890	1,714	5,842	797	12,392	12,789
Investments in Funds, at cost	$6,156	$304,636	$29,347	$196,385	$11,346	$243,603	$180,294

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	160	7,593	438	3,567	175	7,450	2,836
Total expenses	160	7,593	438	3,567	175	7,450	2,836
Net investment income (loss)	(160)	(7,593)	(438)	(3,567)	(175)	(7,450)	(2,836)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(291)	17,930	(5)	3,430	20	39,382	63
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,054	(24,087)	4,386	638	2,263	185,100	29,925
Net realized and unrealized gain (loss)	763	(6,157)	4,381	4,068	2,283	224,482	29,988

Net change in net assets
from operations	$603	$(13,750)	$3,943	$501	$2,108	$217,032	$27,152

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Assets
Investments in Funds, at fair value	$141,205	$495,031	$7,690	$262,278	$2,827,116	$579,175	$326,294
Receivables:
Investments in Fund shares sold	6	20	—	11	116	24	13
Investment Division units sold	—	—	—	—	—	—	—
Total assets	141,211	495,051	7,690	262,289	2,827,232	579,199	326,307

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	6	20	—	11	116	24	13
Total liabilities	6	20	—	11	116	24	13
Net assets	$141,205	$495,031	$7,690	$262,278	$2,827,116	$579,175	$326,294
Unit Value	14.911776	58.844334	12.159889	42.706945	42.405457	35.553653	18.145312

Investments in Funds, shares outstanding	8,621	8,172	576	8,308	75,693	22,039	16,372
Investments in Funds, at cost	$121,444	$301,037	$7,567	$186,520	$2,173,477	$360,629	$290,894

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	1,986	6,497	108	3,780	44,203	8,067	4,528
Total expenses	1,986	6,497	108	3,780	44,203	8,067	4,528
Net investment income (loss)	(1,986)	(6,497)	(108)	(3,780)	(44,203)	(8,067)	(4,528)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	597	12,629	(555)	6,735	145,978	25,362	(18)
Net change in unrealized appreciation
(depreciation) on investments in Funds	17,410	170,822	1,287	30,699	500,196	54,599	69,811
Net realized and unrealized gain (loss)	18,007	183,451	732	37,434	646,174	79,961	69,793

Net change in net assets
from operations	$16,021	$176,954	$624	$33,654	$601,971	$71,894	$65,265

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Assets
Investments in Funds, at fair value	$39,923	$63,419	$628,813	$—	$1,570	$340,983	$16,063
Receivables:
Investments in Fund shares sold	2	3	26	—	—	14	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	39,925	63,422	628,839	—	1,570	340,997	16,064

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	2	3	26	—	—	14	1
Total liabilities	2	3	26	—	—	14	1
Net assets	$39,923	$63,419	$628,813	$—	$1,570	$340,983	$16,063
Unit Value	17.643886	32.466237	31.253422	N/A	18.478231	11.869580	36.580305

Investments in Funds, shares outstanding	2,300	1,697	34,418	—	126	28,134	561
Investments in Funds, at cost	$40,105	$43,303	$433,964	$—	$1,670	$309,387	$13,196

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$10	$—	$—
Expenses
Asset-based charges	574	875	8,969	—	39	5,082	245
Total expenses	574	875	8,969	—	39	5,082	245
Net investment income (loss)	(574)	(875)	(8,969)	—	(29)	(5,082)	(245)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	58	—	—
Sales of investments in Funds	3	825	24,552	—	(1,726)	1,729	770
Net change in unrealized appreciation
(depreciation) on investments in Funds	(3,149)	11,446	46,161	—	2,682	29,997	837
Net realized and unrealized gain (loss)	(3,146)	12,271	70,713	—	1,014	31,726	1,607

Net change in net assets
from operations	$(3,720)	$11,396	$61,744	$—	$985	$26,644	$1,362

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Assets
Investments in Funds, at fair value	$64,335	$73,703	$116,373	$41,395	$343,152	$—	$39,661
Receivables:
Investments in Fund shares sold	3	3	5	2	14	—	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	64,338	73,706	116,378	41,397	343,166	—	39,663

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	3	3	5	2	14	—	2
Total liabilities	3	3	5	2	14	—	2
Net assets	$64,335	$73,703	$116,373	$41,395	$343,152	$—	$39,661
Unit Value	10.530566	12.246724	14.259694	12.567243	23.523300	N/A	21.953572

Investments in Funds, shares outstanding	5,739	6,152	10,317	3,365	22,297	—	4,522
Investments in Funds, at cost	$61,962	$74,717	$117,246	$36,285	$305,543	$—	$34,634

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	988	1,113	1,491	680	5,156	—	556
Total expenses	988	1,113	1,491	680	5,156	—	556
Net investment income (loss)	(988)	(1,113)	(1,491)	(680)	(5,156)	—	(556)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(1,155)	(4,409)	(564)	1,707	3,833	—	193
Net change in unrealized appreciation
(depreciation) on investments in Funds	6,415	10,086	4,834	4,413	37,516	—	5,957
Net realized and unrealized gain (loss)	5,260	5,677	4,270	6,120	41,349	—	6,150

Net change in net assets
from operations	$4,272	$4,564	$2,779	$5,440	$36,193	$—	$5,594

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Assets
Investments in Funds, at fair value	$1,203,571	$61,335	$500,990	$1,353,975	$2,240,076	$274,991	$—
Receivables:
Investments in Fund shares sold	49	3	21	56	92	11	—
Investment Division units sold	—	—	—	—	—	—	—
Total assets	1,203,620	61,338	501,011	1,354,031	2,240,168	275,002	—

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	49	3	21	56	92	11	—
Total liabilities	49	3	21	56	92	11	—
Net assets	$1,203,571	$61,335	$500,990	$1,353,975	$2,240,076	$274,991	$—
Unit Value	30.700498	14.366275	23.483120	51.060401	76.440707	10.103877	N/A

Investments in Funds, shares outstanding	58,883	3,693	20,144	19,127	30,623	26,140	—
Investments in Funds, at cost	$798,294	$53,949	$339,670	$777,040	$1,327,258	$265,144	$—

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	17,539	866	7,084	19,491	32,859	3,944	—
Total expenses	17,539	866	7,084	19,491	32,859	3,944	—
Net investment income (loss)	(17,539)	(866)	(7,084)	(19,491)	(32,859)	(3,944)	—

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	76,520	189	9,695	90,457	242,364	419	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	54,766	9,165	70,549	406,822	158,856	12,073	—
Net realized and unrealized gain (loss)	131,286	9,354	80,244	497,279	401,220	12,492	—

Net change in net assets
from operations	$113,747	$8,488	$73,160	$477,788	$368,361	$8,548	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Assets
Investments in Funds, at fair value	$435,187	$107,462	$—	$—	$300	$—	$38,033
Receivables:
Investments in Fund shares sold	18	4	—	—	—	—	2
Investment Division units sold	—	—	—	—	—	—	—
Total assets	435,205	107,466	—	—	300	—	38,035

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—	—
Insurance fees due to Jackson	18	4	—	—	—	—	2
Total liabilities	18	4	—	—	—	—	2
Net assets	$435,187	$107,462	$—	$—	$300	$—	$38,033
Unit Value	39.033937	13.382422	N/A	N/A	19.992210	N/A	9.773763

Investments in Funds, shares outstanding	17,734	7,310	—	—	22	—	4,939
Investments in Funds, at cost	$307,178	$106,437	$—	$—	$364	$—	$46,004

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	6,092	1,509	—	—	4	—	688
Total expenses	6,092	1,509	—	—	4	—	688
Net investment income (loss)	(6,092)	(1,509)	—	—	(4)	—	(688)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	40	—	—
Sales of investments in Funds	4,305	(164)	—	—	(3)	—	(4,485)
Net change in unrealized appreciation
(depreciation) on investments in Funds	42,640	13,757	—	—	4	—	7,905
Net realized and unrealized gain (loss)	46,945	13,593	—	—	41	—	3,420

Net change in net assets
from operations	$40,853	$12,084	$—	$—	$37	$—	$2,732

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Assets and Liabilities
December 31, 2023

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Assets
Investments in Funds, at fair value	$123,623	$2,244,770	$72,854	$116,439	$2,818,584	$95,742
Receivables:
Investments in Fund shares sold	5	92	3	5	116	4
Investment Division units sold	—	—	—	—	—	—
Total assets	123,628	2,244,862	72,857	116,444	2,818,700	95,746

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—
Investment Division units redeemed	—	—	—	—	—	—
Insurance fees due to Jackson	5	92	3	5	116	4
Total liabilities	5	92	3	5	116	4
Net assets	$123,623	$2,244,770	$72,854	$116,439	$2,818,584	$95,742
Unit Value	16.905444	29.903375	15.530124	15.761510	10.308811	36.872460

Investments in Funds, shares outstanding	11,208	67,614	4,271	12,116	2,818,585	3,012
Investments in Funds, at cost	$134,021	$1,468,948	$46,487	$123,407	$2,818,585	$60,460

Jackson National Separate Account III
Statements of Operations
For the Year Ended December 31, 2023

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Investment Income
Dividends	$—	$—	$—	$—	$90,978	$—
Expenses
Asset-based charges	2,053	34,204	1,030	1,720	30,876	1,367
Total expenses	2,053	34,204	1,030	1,720	30,876	1,367
Net investment income (loss)	(2,053)	(34,204)	(1,030)	(1,720)	60,102	(1,367)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—
Sales of investments in Funds	(7,492)	180,893	328	(3,563)	—	1,987
Net change in unrealized appreciation
(depreciation) on investments in Funds	23,635	94,040	4,198	14,081	—	6,162
Net realized and unrealized gain (loss)	16,143	274,933	4,526	10,518	—	8,149

Net change in net assets
from operations	$14,090	$240,729	$3,496	$8,798	$60,102	$6,782

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$(673)	$(9,029)	$—	$—	$—	$(105)
Net realized gain (loss) on investments in Funds	—	(26)	14,539	—	—	—	829
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	4,064	78,548	—	—	—	3
Net change in net assets
from operations	—	3,365	84,058	—	—	—	727

Contract transactions
Surrenders and terminations	—	(3,199)	(12,659)	—	—	—	(6,310)
Transfers between Investment Divisions	—	(189)	2,517	—	—	—	1
Contract owner charges	—	(42)	(269)	—	—	—	(33)
Net change in net assets
from contract transactions	—	(3,430)	(10,411)	—	—	—	(6,342)

Net change in net assets	—	(65)	73,647	—	—	—	(5,615)

Net assets beginning of year	—	45,794	571,807	—	—	—	10,674

Net assets end of year	$—	$45,729	$645,454	$—	$—	$—	$5,059

Contract unit transactions
Units outstanding at beginning of year	—	4,116	34,446	—	—	—	735
Units issued	—	—	7,827	—	—	—	—
Units redeemed	—	(298)	(8,410)	—	—	—	(419)
Units outstanding at end of year	—	3,818	33,863	—	—	—	316
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$—	$137,710	$—	$—	$—	$—
Proceeds from sales	$—	$4,103	$157,150	$—	$—	$—	$6,447

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Operations
Net investment income (loss)	$(271)	$(38)	$(55)	$263	$(158)	$(2,438)	$(1,138)
Net realized gain (loss) on investments in Funds	58	4	(1,683)	(3,075)	58	(1,624)	584
Net change in unrealized appreciation
(depreciation) on investments in Funds	2,284	209	3,505	7,936	1,194	26,793	14,087
Net change in net assets
from operations	2,071	175	1,767	5,124	1,094	22,731	13,533

Contract transactions
Surrenders and terminations	—	—	(12,506)	(6,997)	—	(22,331)	(1,753)
Transfers between Investment Divisions	—	2,615	1,021	(55)	61	5,341	(487)
Contract owner charges	(9)	—	(10)	(32)	(26)	(156)	(97)
Net change in net assets
from contract transactions	(9)	2,615	(11,495)	(7,084)	35	(17,146)	(2,337)

Net change in net assets	2,062	2,790	(9,728)	(1,960)	1,129	5,585	11,196

Net assets beginning of year	17,198	—	26,339	28,115	10,208	165,235	72,118

Net assets end of year	$19,260	$2,790	$16,611	$26,155	$11,337	$170,820	$83,314

Contract unit transactions
Units outstanding at beginning of year	1,061	—	2,385	2,654	628	4,621	3,090
Units issued	—	277	92	28	5	150	3
Units redeemed	(1)	(11)	(1,093)	(635)	(2)	(600)	(98)
Units outstanding at end of year	1,060	266	1,384	2,047	631	4,171	2,995
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$2,729	$1,255	$1,005	$77	$5,858	$80
Proceeds from sales	$280	$152	$12,805	$7,826	$200	$25,442	$3,555

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/AB Sustainable Global Thematic Fund - Class A	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Operations
Net investment income (loss)	$—	$(7,199)	$(613)	$(40)	$—	$(301)	$(336)
Net realized gain (loss) on investments in Funds	—	3,565	(3,395)	(3)	(380)	68	(29)
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	59,611	5,325	224	437	3,840	3,395
Net change in net assets
from operations	—	55,977	1,317	181	57	3,607	3,030

Contract transactions
Surrenders and terminations	—	(4,567)	(18,831)	—	(1,670)	(690)	(809)
Transfers between Investment Divisions	—	446	20,836	—	—	3,430	2,162
Contract owner charges	—	(268)	(7)	(35)	—	(5)	(5)
Net change in net assets
from contract transactions	—	(4,389)	1,998	(35)	(1,670)	2,735	1,348

Net change in net assets	—	51,588	3,315	146	(1,613)	6,342	4,378

Net assets beginning of year	—	464,314	40,630	2,642	1,613	15,993	21,055

Net assets end of year	$—	$515,902	$43,945	$2,788	$—	$22,335	$25,433

Contract unit transactions
Units outstanding at beginning of year	—	22,908	4,730	232	185	842	1,282
Units issued	—	424	4,862	—	—	170	122
Units redeemed	—	(639)	(4,630)	(3)	(185)	(34)	(47)
Units outstanding at end of year	—	22,693	4,962	229	—	978	1,357
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$9,048	$41,399	$—	$—	$3,446	$2,169
Proceeds from sales	$—	$20,636	$40,014	$75	$1,671	$1,012	$1,157

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Operations
Net investment income (loss)	$(3,108)	$(3,089)	$(1,735)	$(1,473)	$(3,883)	$(1,973)	$(2,330)
Net realized gain (loss) on investments in Funds	1,694	646	1,938	14,823	2,364	8,551	2,034
Net change in unrealized appreciation
(depreciation) on investments in Funds	31,252	65,708	24,778	2,212	31,462	10,360	22,870
Net change in net assets
from operations	29,838	63,265	24,981	15,562	29,943	16,938	22,574

Contract transactions
Surrenders and terminations	(2,932)	(13,064)	(6,594)	(77,321)	—	(3,460)	—
Transfers between Investment Divisions	1	(2,602)	(2,648)	(3,118)	(3,273)	1,880	(2,384)
Contract owner charges	(11)	(80)	(154)	(18)	—	(8)	(8)
Net change in net assets
from contract transactions	(2,942)	(15,746)	(9,396)	(80,457)	(3,273)	(1,588)	(2,392)

Net change in net assets	26,896	47,519	15,585	(64,895)	26,670	15,350	20,182

Net assets beginning of year	194,923	182,846	109,500	157,408	246,901	124,079	150,255

Net assets end of year	$221,819	$230,365	$125,085	$92,513	$273,571	$139,429	$170,437

Contract unit transactions
Units outstanding at beginning of year	10,418	5,826	3,893	12,352	15,465	9,004	5,551
Units issued	—	40	1	5,722	—	6,462	7
Units redeemed	(150)	(468)	(300)	(11,685)	(185)	(6,571)	(91)
Units outstanding at end of year	10,268	5,398	3,594	6,389	15,280	8,895	5,467
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$1,562	$20	$78,627	$—	$94,256	$179
Proceeds from sales	$6,050	$20,398	$11,151	$160,557	$7,156	$97,817	$4,901

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$(69)	$(14)	$(1,427)	$(1,644)	$(31,262)	$(95)	$(925)
Net realized gain (loss) on investments in Funds	31	(500)	261	5,947	145,309	7,995	(8,975)
Net change in unrealized appreciation
(depreciation) on investments in Funds	432	835	12,317	(7,692)	677,633	63,219	35,001
Net change in net assets
from operations	394	321	11,151	(3,389)	791,680	71,119	25,101

Contract transactions
Purchase payments	—	—	—	—	9,677	—	—
Surrenders and terminations	(475)	(3,225)	(1,624)	(20,976)	(307,482)	(38,415)	(1,934)
Transfers between Investment Divisions	—	—	116	19	(74,578)	(12,342)	(159,244)
Contract owner charges	(13)	(4)	(8)	(28)	(571)	(42)	(33)
Net change in net assets
from contract transactions	(488)	(3,229)	(1,516)	(20,985)	(372,954)	(50,799)	(161,211)

Net change in net assets	(94)	(2,908)	9,635	(24,374)	418,726	20,320	(136,110)

Net assets beginning of year	4,533	2,908	91,925	126,081	1,802,473	286,302	177,429

Net assets end of year	$4,439	$—	$101,560	$101,707	$2,221,199	$306,622	$41,319

Contract unit transactions
Units outstanding at beginning of year	359	295	6,384	10,732	48,021	19,914	12,617
Units issued	—	—	9	145	1,275	690	3
Units redeemed	(36)	(295)	(110)	(1,946)	(9,168)	(3,737)	(10,556)
Units outstanding at end of year	323	—	6,283	8,931	40,128	16,867	2,064
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$—	$128	$1,650	$56,592	$16,084	$49
Proceeds from sales	$557	$3,243	$3,071	$24,279	$460,808	$66,978	$162,185

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Operations
Net investment income (loss)	$—	$(3,161)	$(112)	$(17,351)	$(54)	$(7)	$(320)
Net realized gain (loss) on investments in Funds	—	35,771	(61)	(10,528)	10	9	(67)
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	5,311	1,300	76,339	303	97	972
Net change in net assets
from operations	—	37,921	1,127	48,460	259	99	585

Contract transactions
Purchase payments	—	2,254	—	3,757	—	—	—
Surrenders and terminations	—	(83,414)	(1,687)	(180,428)	(336)	—	(562)
Transfers between Investment Divisions	—	(22,887)	502	61,206	—	30	5,762
Contract owner charges	—	(223)	(6)	(674)	(14)	(24)	—
Net change in net assets
from contract transactions	—	(104,270)	(1,191)	(116,139)	(350)	6	5,200

Net change in net assets	—	(66,349)	(64)	(67,679)	(91)	105	5,785

Net assets beginning of year	—	250,607	8,168	1,203,929	3,621	392	16,621

Net assets end of year	$—	$184,258	$8,104	$1,136,250	$3,530	$497	$22,406

Contract unit transactions
Units outstanding at beginning of year	—	8,605	372	64,639	373	19	1,672
Units issued	—	111	41	5,460	—	1	569
Units redeemed	—	(3,464)	(92)	(11,703)	(36)	(1)	(60)
Units outstanding at end of year	—	5,252	321	58,396	337	19	2,181
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$3,619	$879	$101,585	$—	$30	$5,791
Proceeds from sales	$—	$111,049	$2,182	$235,075	$404	$31	$911

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Operations
Net investment income (loss)	$(5,955)	$(1,914)	$(2,352)	$(5,152)	$(43,452)	$(4,937)	$(59,885)
Net realized gain (loss) on investments in Funds	(3,206)	6,087	7,310	65,090	112,706	2,691	299,142
Net change in unrealized appreciation
(depreciation) on investments in Funds	28,799	(2,762)	5,604	(17,938)	471,847	24,480	426,538
Net change in net assets
from operations	19,638	1,411	10,562	42,000	541,101	22,234	665,795

Contract transactions
Purchase payments	—	—	—	—	97,885	—	7,879
Surrenders and terminations	(42,271)	(4,249)	(15,599)	(65,917)	(149,674)	(11,710)	(385,725)
Transfers between Investment Divisions	33,354	(18,772)	881	(40,148)	(2,996)	3,462	(68,684)
Contract owner charges	(182)	(302)	(106)	(1,135)	(631)	(281)	(842)
Net change in net assets
from contract transactions	(9,099)	(23,323)	(14,824)	(107,200)	(55,416)	(8,529)	(447,372)

Net change in net assets	10,539	(21,912)	(4,262)	(65,200)	485,685	13,705	218,423

Net assets beginning of year	397,195	142,528	167,134	412,600	2,659,547	325,955	3,877,695

Net assets end of year	$407,734	$120,616	$162,872	$347,400	$3,145,232	$339,660	$4,096,118

Contract unit transactions
Units outstanding at beginning of year	22,242	8,260	9,395	13,067	99,132	23,637	155,261
Units issued	2,208	1,445	886	3,475	3,395	237	4,751
Units redeemed	(2,749)	(2,804)	(1,694)	(6,782)	(5,136)	(842)	(21,329)
Units outstanding at end of year	21,701	6,901	8,587	9,760	97,391	23,032	138,683
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$39,774	$24,972	$15,939	$114,720	$98,185	$3,462	$129,500
Proceeds from sales	$54,828	$50,209	$33,116	$227,072	$197,052	$16,928	$636,757

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Operations
Net investment income (loss)	$(3,818)	$(40,223)	$(111)	$2	$137	$(153)	$(17,657)
Net realized gain (loss) on investments in Funds	1,765	74,991	42	52	(191)	4	65,099
Net change in unrealized appreciation
(depreciation) on investments in Funds	27,659	324,591	1,792	434	1,554	852	282,744
Net change in net assets
from operations	25,606	359,359	1,723	488	1,500	703	330,186

Contract transactions
Purchase payments	—	350	—	—	—	—	2,012
Surrenders and terminations	(1,427)	(127,362)	—	—	(669)	—	(94,225)
Transfers between Investment Divisions	—	720	1,799	5,398	3,089	—	(81,874)
Contract owner charges	(243)	(782)	—	—	(6)	(13)	(663)
Net change in net assets
from contract transactions	(1,670)	(127,074)	1,799	5,398	2,414	(13)	(174,750)

Net change in net assets	23,936	232,285	3,522	5,886	3,914	690	155,436

Net assets beginning of year	245,498	2,587,321	4,637	—	16,398	10,179	1,100,449

Net assets end of year	$269,434	$2,819,606	$8,159	$5,886	$20,312	$10,869	$1,255,885

Contract unit transactions
Units outstanding at beginning of year	14,661	122,180	456	—	1,452	794	39,649
Units issued	—	709	248	455	272	—	1,575
Units redeemed	(96)	(6,428)	(72)	—	(59)	(1)	(7,073)
Units outstanding at end of year	14,565	116,461	632	455	1,665	793	34,151
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$—	$16,188	$2,636	$5,525	$3,488	$—	$51,237
Proceeds from sales	$5,488	$183,484	$948	$76	$937	$166	$243,644

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Operations
Net investment income (loss)	$(9,769)	$(1,075)	$—	$(5,663)	$(1,148)	$(9,608)	$(21)
Net realized gain (loss) on investments in Funds	12,563	1,350	—	2,592	(1,035)	114,273	30
Net change in unrealized appreciation
(depreciation) on investments in Funds	62,746	7,304	—	76,802	4,942	(60,394)	1,341
Net change in net assets
from operations	65,540	7,579	—	73,731	2,759	44,271	1,350

Contract transactions
Purchase payments	—	—	—	—	—	7,665	—
Surrenders and terminations	(16,881)	(7,723)	—	(22,832)	(7,617)	(143,469)	(923)
Transfers between Investment Divisions	13,421	—	—	631	20,121	(177,073)	5,492
Contract owner charges	(224)	(50)	—	(368)	(53)	(281)	—
Net change in net assets
from contract transactions	(3,684)	(7,773)	—	(22,569)	12,451	(313,158)	4,569

Net change in net assets	61,856	(194)	—	51,162	15,210	(268,887)	5,919

Net assets beginning of year	631,031	73,720	—	359,097	79,104	879,337	6,500

Net assets end of year	$692,887	$73,526	$—	$410,259	$94,314	$610,450	$12,419

Contract unit transactions
Units outstanding at beginning of year	17,200	6,519	—	8,599	6,284	51,541	472
Units issued	8,160	—	—	33	2,208	6,623	397
Units redeemed	(8,256)	(659)	—	(539)	(1,191)	(24,848)	(82)
Units outstanding at end of year	17,104	5,860	—	8,093	7,301	33,316	787
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$313,384	$—	$—	$1,556	$27,476	$114,270	$5,938
Proceeds from sales	$326,837	$8,848	$—	$29,788	$16,173	$437,036	$1,390

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Operations
Net investment income (loss)	$(5,013)	$238	$(1,823)	$(2)	$(2,308)	$(207)	$(1,237)
Net realized gain (loss) on investments in Funds	41,774	(14)	(413)	—	4,304	55	(7,515)
Net change in unrealized appreciation
(depreciation) on investments in Funds	64,587	384	6,308	59	45,440	172	270
Net change in net assets
from operations	101,348	608	4,072	57	47,436	20	(8,482)

Contract transactions
Surrenders and terminations	(10,025)	—	(3,005)	—	(16,850)	—	(97,115)
Transfers between Investment Divisions	(22,756)	694	3,769	1,250	(214)	—	106,159
Contract owner charges	(52)	—	(47)	—	(67)	—	(62)
Net change in net assets
from contract transactions	(32,833)	694	717	1,250	(17,131)	—	8,982

Net change in net assets	68,515	1,302	4,789	1,307	30,305	20	500

Net assets beginning of year	303,693	15,530	120,855	—	139,692	13,947	4,600

Net assets end of year	$372,208	$16,832	$125,644	$1,307	$169,997	$13,967	$5,100

Contract unit transactions
Units outstanding at beginning of year	26,716	1,622	10,144	1	3,551	997	164
Units issued	23,275	93	356	35	217	—	10,311
Units redeemed	(25,626)	(22)	(299)	—	(602)	—	(10,315)
Units outstanding at end of year	24,365	1,693	10,201	36	3,166	997	160
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$312,303	$1,379	$4,277	$1,250	$10,703	$—	$300,226
Proceeds from sales	$338,375	$447	$5,383	$2	$30,142	$207	$292,480

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Operations
Net investment income (loss)	$(160)	$(7,593)	$(438)	$(3,567)	$(175)	$(7,450)	$(2,836)
Net realized gain (loss) on investments in Funds	(291)	17,930	(5)	3,430	20	39,382	63
Net change in unrealized appreciation
(depreciation) on investments in Funds	1,054	(24,087)	4,386	638	2,263	185,100	29,925
Net change in net assets
from operations	603	(13,750)	3,943	501	2,108	217,032	27,152

Contract transactions
Surrenders and terminations	(6,741)	(4,621)	—	(4,767)	—	(69,082)	(7,514)
Transfers between Investment Divisions	302	(22,706)	—	14,404	1,250	(8,632)	(4,554)
Contract owner charges	(14)	(116)	—	(203)	—	(184)	(75)
Net change in net assets
from contract transactions	(6,453)	(27,443)	—	9,434	1,250	(77,898)	(12,143)

Net change in net assets	(5,850)	(41,193)	3,943	9,935	3,358	139,134	15,009

Net assets beginning of year	12,076	537,621	28,800	241,696	10,876	431,497	181,814

Net assets end of year	$6,226	$496,428	$32,743	$251,631	$14,234	$570,631	$196,823

Contract unit transactions
Units outstanding at beginning of year	1,251	15,619	1,588	5,180	791	8,053	10,502
Units issued	30	292	—	499	84	50	53
Units redeemed	(681)	(1,087)	—	(290)	—	(1,267)	(708)
Units outstanding at end of year	600	14,824	1,588	5,389	875	6,836	9,847
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$302	$9,963	$—	$22,684	$1,250	$3,401	$983
Proceeds from sales	$6,915	$44,998	$438	$16,817	$175	$88,749	$15,963

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Operations
Net investment income (loss)	$(1,986)	$(6,497)	$(108)	$(3,780)	$(44,203)	$(8,067)	$(4,528)
Net realized gain (loss) on investments in Funds	597	12,629	(555)	6,735	145,978	25,362	(18)
Net change in unrealized appreciation
(depreciation) on investments in Funds	17,410	170,822	1,287	30,699	500,196	54,599	69,811
Net change in net assets
from operations	16,021	176,954	624	33,654	601,971	71,894	65,265

Contract transactions
Purchase payments	—	—	—	—	—	5,769	—
Surrenders and terminations	(6,395)	(19,609)	(4,873)	(23,318)	(355,119)	(47,495)	(19,482)
Transfers between Investment Divisions	(73)	(2,493)	6,122	822	96,128	(879)	4,307
Contract owner charges	(9)	(74)	(4)	(80)	(1,272)	(375)	(204)
Net change in net assets
from contract transactions	(6,477)	(22,176)	1,245	(22,576)	(260,263)	(42,980)	(15,379)

Net change in net assets	9,544	154,778	1,869	11,078	341,708	28,914	49,886

Net assets beginning of year	131,661	340,253	5,821	251,200	2,485,408	550,261	276,408

Net assets end of year	$141,205	$495,031	$7,690	$262,278	$2,827,116	$579,175	$326,294

Contract unit transactions
Units outstanding at beginning of year	9,935	8,783	524	6,729	72,566	17,632	18,879
Units issued	100	382	632	107	14,427	1,005	562
Units redeemed	(567)	(752)	(523)	(676)	(20,323)	(2,336)	(1,462)
Units outstanding at end of year	9,468	8,413	633	6,160	66,670	16,301	17,979
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$1,335	$15,737	$7,198	$3,975	$541,339	$31,240	$8,438
Proceeds from sales	$9,798	$44,409	$6,061	$30,330	$845,805	$82,288	$28,344

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Operations
Net investment income (loss)	$(574)	$(875)	$(8,969)	$—	$(29)	$(5,082)	$(245)
Net realized gain (loss) on investments in Funds	3	825	24,552	—	(1,668)	1,729	770
Net change in unrealized appreciation
(depreciation) on investments in Funds	(3,149)	11,446	46,161	—	2,682	29,997	837
Net change in net assets
from operations	(3,720)	11,396	61,744	—	985	26,644	1,362

Contract transactions
Purchase payments	—	—	5,223	—	—	—	—
Surrenders and terminations	(998)	(2,453)	(33,923)	—	(5,801)	(32,854)	(5,807)
Transfers between Investment Divisions	4,698	443	(20,104)	—	1	(410)	(74)
Contract owner charges	(113)	(12)	(571)	—	(5)	—	(7)
Net change in net assets
from contract transactions	3,587	(2,022)	(49,375)	—	(5,805)	(33,264)	(5,888)

Net change in net assets	(133)	9,374	12,369	—	(4,820)	(6,620)	(4,526)

Net assets beginning of year	40,056	54,045	616,444	—	6,390	347,603	20,589

Net assets end of year	$39,923	$63,419	$628,813	$—	$1,570	$340,983	$16,063

Contract unit transactions
Units outstanding at beginning of year	2,064	2,023	21,835	—	448	31,671	612
Units issued	261	18	1,478	—	85	741	43
Units redeemed	(62)	(88)	(3,191)	—	(448)	(3,686)	(216)
Units outstanding at end of year	2,263	1,953	20,122	—	85	28,726	439
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$4,698	$545	$41,597	$—	$1,364	$8,266	$1,392
Proceeds from sales	$1,685	$3,442	$99,941	$—	$7,140	$46,612	$7,525

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Operations
Net investment income (loss)	$(988)	$(1,113)	$(1,491)	$(680)	$(5,156)	$—	$(556)
Net realized gain (loss) on investments in Funds	(1,155)	(4,409)	(564)	1,707	3,833	—	193
Net change in unrealized appreciation
(depreciation) on investments in Funds	6,415	10,086	4,834	4,413	37,516	—	5,957
Net change in net assets
from operations	4,272	4,564	2,779	5,440	36,193	—	5,594

Contract transactions
Surrenders and terminations	(30,474)	(25,770)	(8,405)	(42,720)	(45,434)	—	(3,623)
Transfers between Investment Divisions	1,906	1,831	24,646	(2,112)	4,413	—	(689)
Contract owner charges	(16)	(12)	(124)	(15)	(236)	—	(14)
Net change in net assets
from contract transactions	(28,584)	(23,951)	16,117	(44,847)	(41,257)	—	(4,326)

Net change in net assets	(24,312)	(19,387)	18,896	(39,407)	(5,064)	—	1,268

Net assets beginning of year	88,647	93,090	97,477	80,802	348,216	—	38,393

Net assets end of year	$64,335	$73,703	$116,373	$41,395	$343,152	$—	$39,661

Contract unit transactions
Units outstanding at beginning of year	8,991	7,967	7,001	7,000	16,457	—	2,019
Units issued	3,173	2,208	1,919	24	1,518	—	28
Units redeemed	(6,054)	(4,257)	(759)	(3,898)	(3,384)	—	(242)
Units outstanding at end of year	6,110	5,918	8,161	3,126	14,591	—	1,805
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$32,158	$25,652	$26,670	$288	$33,552	$—	$538
Proceeds from sales	$61,730	$50,717	$12,044	$45,815	$79,966	$—	$5,420

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Operations
Net investment income (loss)	$(17,539)	$(866)	$(7,084)	$(19,491)	$(32,859)	$(3,944)	$—
Net realized gain (loss) on investments in Funds	76,520	189	9,695	90,457	242,364	419	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	54,766	9,165	70,549	406,822	158,856	12,073	—
Net change in net assets
from operations	113,747	8,488	73,160	477,788	368,361	8,548	—

Contract transactions
Purchase payments	2,254	—	—	2,012	2,012	—	—
Surrenders and terminations	(129,350)	—	(24,650)	(224,067)	(245,660)	(25,291)	—
Transfers between Investment Divisions	(26,637)	(1,870)	(293)	(7,900)	(107,400)	20,076	—
Contract owner charges	(380)	—	(116)	(1,002)	(421)	(1,344)	—
Net change in net assets
from contract transactions	(154,113)	(1,870)	(25,059)	(230,957)	(351,469)	(6,559)	—

Net change in net assets	(40,366)	6,618	48,101	246,831	16,892	1,989	—

Net assets beginning of year	1,243,937	54,717	452,889	1,107,144	2,223,184	273,002	—

Net assets end of year	$1,203,571	$61,335	$500,990	$1,353,975	$2,240,076	$274,991	$—

Contract unit transactions
Units outstanding at beginning of year	44,783	4,405	22,464	31,347	34,370	27,877	—
Units issued	3,515	—	212	361	4,291	3,535	—
Units redeemed	(9,043)	(135)	(1,378)	(5,459)	(9,356)	(4,209)	—
Units outstanding at end of year	39,255	4,270	21,298	26,249	29,305	27,203	—
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$99,718	$—	$4,810	$13,931	$293,799	$35,052	$—
Proceeds from sales	$271,370	$2,736	$36,953	$264,379	$678,127	$45,554	$—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Operations
Net investment income (loss)	$(6,092)	$(1,509)	$—	$—	$(4)	$—	$(688)
Net realized gain (loss) on investments in Funds	4,305	(164)	—	—	37	—	(4,485)
Net change in unrealized appreciation
(depreciation) on investments in Funds	42,640	13,757	—	—	4	—	7,905
Net change in net assets
from operations	40,853	12,084	—	—	37	—	2,732

Contract transactions
Surrenders and terminations	(9,676)	—	—	—	—	—	(13,722)
Transfers between Investment Divisions	1,262	251	—	—	—	—	(1,516)
Contract owner charges	(337)	(1,044)	—	—	(2)	—	(44)
Net change in net assets
from contract transactions	(8,751)	(793)	—	—	(2)	—	(15,282)

Net change in net assets	32,102	11,291	—	—	35	—	(12,550)

Net assets beginning of year	403,085	96,171	—	—	265	—	50,583

Net assets end of year	$435,187	$107,462	$—	$—	$300	$—	$38,033

Contract unit transactions
Units outstanding at beginning of year	11,388	8,093	—	—	15	—	5,538
Units issued	116	20	—	—	—	—	4
Units redeemed	(356)	(83)	—	—	—	—	(1,650)
Units outstanding at end of year	11,148	8,030	—	—	15	—	3,892
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$4,019	$251	$—	$—	$40	$—	$34
Proceeds from sales	$18,862	$2,553	$—	$—	$7	$—	$16,004

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2023

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$(2,053)	$(34,204)	$(1,030)	$(1,720)	$60,102	$(1,367)
Net realized gain (loss) on investments in Funds	(7,492)	180,893	328	(3,563)	—	1,987
Net change in unrealized appreciation
(depreciation) on investments in Funds	23,635	94,040	4,198	14,081	—	6,162
Net change in net assets
from operations	14,090	240,729	3,496	8,798	60,102	6,782

Contract transactions
Purchase payments	1,878	27,293	—	—	200	—
Surrenders and terminations	(25,334)	(349,039)	—	(15,737)	(418,512)	(4,185)
Transfers between Investment Divisions	(13,583)	(23,400)	—	6,747	1,731,876	853
Contract owner charges	(64)	(449)	—	(102)	(669)	(30)
Net change in net assets
from contract transactions	(37,103)	(345,595)	—	(9,092)	1,312,895	(3,362)

Net change in net assets	(23,013)	(104,866)	3,496	(294)	1,372,997	3,420

Net assets beginning of year	146,636	2,349,636	69,358	116,733	1,445,587	92,322

Net assets end of year	$123,623	$2,244,770	$72,854	$116,439	$2,818,584	$95,742

Contract unit transactions
Units outstanding at beginning of year	9,639	87,534	4,691	7,998	144,229	2,693
Units issued	559	6,739	—	968	186,313	44
Units redeemed	(2,884)	(19,204)	—	(1,575)	(57,078)	(141)
Units outstanding at end of year	7,314	75,069	4,691	7,391	273,464	2,596
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$9,136	$194,704	$—	$14,195	$1,989,232	$1,493
Proceeds from sales	$48,292	$574,503	$1,030	$25,007	$616,235	$6,222

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL Aggressive Growth Allocation Fund - Class A	JNL Conservative Allocation Fund - Class A	JNL Growth Allocation Fund - Class A	JNL iShares Tactical Growth Fund - Class A	JNL iShares Tactical Moderate Fund - Class A	JNL iShares Tactical Moderate Growth Fund - Class A	JNL Moderate Allocation Fund - Class A
Operations
Net investment income (loss)	$—	$(1,443)	$(7,413)	$—	$—	$—	$(233)
Net realized gain (loss) on investments in Funds	—	(2,561)	11,121	—	—	—	862
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(12,656)	(99,709)	—	—	—	(3,751)
Net change in net assets
from operations	—	(16,660)	(96,001)	—	—	—	(3,122)

Contract transactions
Purchase payments	—	1,714	—	—	—	—	—
Surrenders and terminations	—	(3,034)	(57,416)	—	—	—	(7,423)
Transfers between Investment Divisions	—	(49,761)	442,139	—	—	—	246
Contract owner charges	—	(44)	(193)	—	—	—	(43)
Net change in net assets
from contract transactions	—	(51,125)	384,530	—	—	—	(7,220)

Net change in net assets	—	(67,785)	288,529	—	—	—	(10,342)

Net assets beginning of year	—	113,579	283,278	—	—	—	21,016

Net assets end of year	$—	$45,794	$571,807	$—	$—	$—	$10,674

Contract unit transactions
Units outstanding at beginning of year	-	8,736	13,678	-	-	-	1,215
Units issued	—	330	28,420	—	—	—	17
Units redeemed	—	(4,950)	(7,652)	—	—	—	(497)
Units outstanding at end of year	—	4,116	34,446	—	—	—	735

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL Moderate Growth Allocation Fund - Class A	JNL Multi-Manager Alternative Fund - Class A	JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL Multi-Manager International Small Cap Fund - Class A	JNL Multi-Manager Mid Cap Fund - Class A	JNL Multi-Manager Small Cap Growth Fund - Class A	JNL Multi-Manager Small Cap Value Fund - Class A
Operations
Net investment income (loss)	$(631)	$—	$(200)	$(99)	$(147)	$(3,432)	$(1,552)
Net realized gain (loss) on investments in Funds	11,170	—	1,934	3,754	54	(3,597)	6,335
Net change in unrealized appreciation
(depreciation) on investments in Funds	(23,397)	—	(11,544)	(16,256)	(1,844)	(111,048)	(20,053)
Net change in net assets
from operations	(12,858)	—	(9,810)	(12,601)	(1,937)	(118,077)	(15,270)

Contract transactions
Purchase payments	—	—	—	—	—	50	—
Surrenders and terminations	—	—	(4,073)	(1,201)	—	(10,748)	(3,841)
Transfers between Investment Divisions	(57,467)	—	5,125	2,080	1,348	(120,066)	(26,861)
Contract owner charges	(9)	—	(13)	(34)	(26)	(169)	(86)
Net change in net assets
from contract transactions	(57,476)	—	1,039	845	1,322	(130,933)	(30,788)

Net change in net assets	(70,334)	—	(8,771)	(11,756)	(615)	(249,010)	(46,058)

Net assets beginning of year	87,532	—	35,110	39,871	10,823	414,245	118,176

Net assets end of year	$17,198	$—	$26,339	$28,115	$10,208	$165,235	$72,118

Contract unit transactions
Units outstanding at beginning of year	4,488	-	2,376	2,579	548	7,847	4,383
Units issued	56	—	376	175	81	187	554
Units redeemed	(3,483)	—	(367)	(100)	(1)	(3,413)	(1,847)
Units outstanding at end of year	1,061	—	2,385	2,654	628	4,621	3,090

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/AB Sustainable Global Thematic Fund - Class A(a)	JNL/American Funds Balanced Fund - Class A	JNL/American Funds Bond Fund of America Fund - Class A	JNL/American Funds Capital Income Builder Fund - Class A	JNL/American Funds Capital World Bond Fund - Class A	JNL/American Funds Global Growth Fund - Class A	JNL/American Funds Global Small Capitalization Fund - Class A
Operations
Net investment income (loss)	$—	$(5,179)	$(634)	$(34)	$(26)	$(265)	$(345)
Net realized gain (loss) on investments in Funds	—	13,756	(386)	(4)	(7)	9	(94)
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(66,501)	(5,651)	(151)	(350)	(5,684)	(8,880)
Net change in net assets
from operations	—	(57,924)	(6,671)	(189)	(383)	(5,940)	(9,319)

Contract transactions
Surrenders and terminations	—	(31,230)	—	—	—	(690)	(1,241)
Transfers between Investment Divisions	—	166,543	2,443	2,866	—	(381)	1,600
Contract owner charges	—	(259)	(3)	(35)	(7)	(5)	(5)
Net change in net assets
from contract transactions	—	135,054	2,440	2,831	(7)	(1,076)	354

Net change in net assets	—	77,130	(4,231)	2,642	(390)	(7,016)	(8,965)

Net assets beginning of year	—	387,184	44,861	—	2,003	23,009	30,020

Net assets end of year	$—	$464,314	$40,630	$2,642	$1,613	$15,993	$21,055

Contract unit transactions
Units outstanding at beginning of year		16,230	4,483	-	186	895	1,264
Units issued	—	9,028	525	235	—	23	98
Units redeemed	—	(2,350)	(278)	(3)	(1)	(76)	(80)
Units outstanding at end of year	—	22,908	4,730	232	185	842	1,282

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 25, 2022. The Statement of Changes in Net Assets is from April 25, 2022 through December 31, 2022.

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/American Funds Growth Allocation Fund - Class A	JNL/American Funds Growth Fund - Class A	JNL/American Funds Growth-Income Fund - Class A	JNL/American Funds International Fund - Class A	JNL/American Funds Moderate Growth Allocation Fund - Class A	JNL/American Funds New World Fund - Class A	JNL/American Funds Washington Mutual Investors Fund - Class A
Operations
Net investment income (loss)	$(3,422)	$(3,755)	$(2,199)	$(2,587)	$(3,850)	$(2,454)	$(2,608)
Net realized gain (loss) on investments in Funds	13,938	(6,360)	14,647	3,016	1,163	4,074	12,950
Net change in unrealized appreciation
(depreciation) on investments in Funds	(68,089)	(103,694)	(50,670)	(45,729)	(52,874)	(50,959)	(29,888)
Net change in net assets
from operations	(57,573)	(113,809)	(38,222)	(45,300)	(55,561)	(49,339)	(19,546)

Contract transactions
Purchase payments	—	50	25	—	—	—	—
Surrenders and terminations	(17,312)	(19,669)	(1,574)	(3,133)	—	(3,356)	—
Transfers between Investment Divisions	(17,148)	(72,685)	(97,128)	6,735	1,769	(36,393)	(23,596)
Contract owner charges	(14)	(81)	(155)	(22)	—	(10)	(8)
Net change in net assets
from contract transactions	(34,474)	(92,385)	(98,832)	3,580	1,769	(39,759)	(23,604)

Net change in net assets	(92,047)	(206,194)	(137,054)	(41,720)	(53,792)	(89,098)	(43,150)

Net assets beginning of year	286,970	389,040	246,554	199,128	300,693	213,177	193,405

Net assets end of year	$194,923	$182,846	$109,500	$157,408	$246,901	$124,079	$150,255

Contract unit transactions
Units outstanding at beginning of year	12,198	8,530	7,165	12,149	15,356	11,824	6,413
Units issued	642	98	430	2,565	109	553	266
Units redeemed	(2,422)	(2,802)	(3,702)	(2,362)	—	(3,373)	(1,128)
Units outstanding at end of year	10,418	5,826	3,893	12,352	15,465	9,004	5,551

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Baillie Gifford International Growth Fund - Class A	JNL/BlackRock Global Allocation Fund - Class A	JNL/BlackRock Global Natural Resources Fund - Class A	JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/Causeway International Value Select Fund - Class A	JNL/ClearBridge Large Cap Growth Fund - Class A
Operations
Net investment income (loss)	$(194)	$(34)	$(1,418)	$(2,276)	$(34,046)	$(605)	$(1,813)
Net realized gain (loss) on investments in Funds	928	90	300	18,092	235,306	(1,539)	(10,157)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,633)	(1,851)	(17,038)	8,304	(1,475,303)	(26,391)	(39,482)
Net change in net assets
from operations	(1,899)	(1,795)	(18,156)	24,120	(1,274,043)	(28,535)	(51,452)

Contract transactions
Purchase payments	—	—	—	—	50	—	25
Surrenders and terminations	(7,915)	—	(1,797)	(11,924)	(109,154)	(12,937)	(1,918)
Transfers between Investment Divisions	(8,335)	(1)	3,572	(39,134)	(398,371)	(10,011)	181,297
Contract owner charges	(16)	(4)	(8)	(54)	(824)	(40)	(32)
Net change in net assets
from contract transactions	(16,266)	(5)	1,767	(51,112)	(508,299)	(22,988)	179,372

Net change in net assets	(18,165)	(1,800)	(16,389)	(26,992)	(1,782,342)	(51,523)	127,920

Net assets beginning of year	22,698	4,708	108,314	153,073	3,584,815	337,825	49,509

Net assets end of year	$4,533	$2,908	$91,925	$126,081	$1,802,473	$286,302	$177,429

Contract unit transactions
Units outstanding at beginning of year	1,616	295	6,260	15,103	58,447	21,517	2,341
Units issued	1,137	—	240	1,375	4,695	814	15,502
Units redeemed	(2,394)	—	(116)	(5,746)	(15,121)	(2,417)	(5,226)
Units outstanding at end of year	359	295	6,384	10,732	48,021	19,914	12,617

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/DFA International Core Equity Fund - Class A	JNL/DFA U.S. Core Equity Fund - Class A	JNL/DFA U.S. Small Cap Fund - Class A	JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/DoubleLine Total Return Fund - Class A
Operations
Net investment income (loss)	$—	$(5,733)	$(48)	$(21,505)	$(62)	$(9)	$(572)
Net realized gain (loss) on investments in Funds	—	66,060	(103)	(1,701)	(10)	90	758
Net change in unrealized appreciation
(depreciation) on investments in Funds	—	(149,566)	(454)	(216,148)	(728)	(287)	(7,084)
Net change in net assets
from operations	—	(89,239)	(605)	(239,354)	(800)	(206)	(6,898)

Contract transactions
Purchase payments	—	—	—	2,741	—	25	—
Surrenders and terminations	—	(71,374)	(76)	(190,582)	(395)	(17)	(21,687)
Transfers between Investment Divisions	—	(151,295)	7,031	(93,328)	(1)	(286)	(45,975)
Contract owner charges	—	(221)	(6)	(860)	(13)	(30)	(173)
Net change in net assets
from contract transactions	—	(222,890)	6,949	(282,029)	(409)	(308)	(67,835)

Net change in net assets	—	(312,129)	6,344	(521,383)	(1,209)	(514)	(74,733)

Net assets beginning of year	—	562,736	1,824	1,725,312	4,830	906	91,354

Net assets end of year	$—	$250,607	$8,168	$1,203,929	$3,621	$392	$16,621

Contract unit transactions
Units outstanding at beginning of year	-	16,066	71	79,161	416	34	7,925
Units issued	—	52	372	4,827	—	1	3,485
Units redeemed	—	(7,513)	(71)	(19,349)	(43)	(16)	(9,738)
Units outstanding at end of year	—	8,605	372	64,639	373	19	1,672

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/First Sentier Global Infrastructure Fund - Class A	JNL/Franklin Templeton Income Fund - Class A	JNL/Goldman Sachs 4 Fund - Class A	JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Goldman Sachs Managed Growth Fund - Class A
Operations
Net investment income (loss)	$(6,379)	$(2,464)	$(4,541)	$(7,096)	$(43,548)	$(6,756)	$(63,931)
Net realized gain (loss) on investments in Funds	(632)	5,311	51,875	60,647	65,146	33,754	200,788
Net change in unrealized appreciation
(depreciation) on investments in Funds	(64,554)	(12,965)	(65,001)	(123,777)	(848,419)	(112,112)	(1,292,601)
Net change in net assets
from operations	(71,565)	(10,118)	(17,667)	(70,226)	(826,821)	(85,114)	(1,155,744)

Contract transactions
Purchase payments	2,032	—	779	—	—	—	181,909
Surrenders and terminations	(23,844)	(26,149)	(173,301)	(45,706)	(66,982)	(37,452)	(381,995)
Transfers between Investment Divisions	5,978	(9,778)	(37,686)	(128,209)	(2,798)	(142,747)	57,546
Contract owner charges	(224)	(447)	(110)	(1,376)	(688)	(282)	(841)
Net change in net assets
from contract transactions	(16,058)	(36,374)	(210,318)	(175,291)	(70,468)	(180,481)	(143,381)

Net change in net assets	(87,623)	(46,492)	(227,985)	(245,517)	(897,289)	(265,595)	(1,299,125)

Net assets beginning of year	484,818	189,020	395,119	658,117	3,556,836	591,550	5,176,820

Net assets end of year	$397,195	$142,528	$167,134	$412,600	$2,659,547	$325,955	$3,877,695

Contract unit transactions
Units outstanding at beginning of year	23,125	10,358	20,967	18,291	101,676	36,087	161,032
Units issued	2,432	53	834	49	106	811	9,400
Units redeemed	(3,315)	(2,151)	(12,406)	(5,273)	(2,650)	(13,261)	(15,171)
Units outstanding at end of year	22,242	8,260	9,395	13,067	99,132	23,637	155,261

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/Invesco Diversified Dividend Fund - Class A	JNL/Invesco Global Growth Fund - Class A
Operations
Net investment income (loss)	$(4,071)	$(42,619)	$(78)	$—	$(163)	$(573)	$(19,185)
Net realized gain (loss) on investments in Funds	14,352	139,172	(73)	—	2,594	5,908	49,587
Net change in unrealized appreciation
(depreciation) on investments in Funds	(68,222)	(785,653)	(1,279)	—	(10,701)	(3,137)	(616,391)
Net change in net assets
from operations	(57,941)	(689,100)	(1,430)	—	(8,270)	2,198	(585,989)

Contract transactions
Purchase payments	—	—	—	—	—	—	548
Surrenders and terminations	(38,925)	(210,261)	(595)	—	(730)	—	(132,734)
Transfers between Investment Divisions	—	(18,585)	598	—	(4,099)	(102,619)	8,889
Contract owner charges	(269)	(868)	—	—	(6)	(13)	(833)
Net change in net assets
from contract transactions	(39,194)	(229,714)	3	—	(4,835)	(102,632)	(124,130)

Net change in net assets	(97,135)	(918,814)	(1,427)	—	(13,105)	(100,434)	(710,119)

Net assets beginning of year	342,633	3,506,135	6,064	—	29,503	110,613	1,810,568

Net assets end of year	$245,498	$2,587,321	$4,637	$—	$16,398	$10,179	$1,100,449

Contract unit transactions
Units outstanding at beginning of year	16,830	132,207	459	-	1,910	8,327	43,573
Units issued	—	2,836	67	—	1,104	—	1,716
Units redeemed	(2,169)	(12,863)	(70)	—	(1,562)	(7,533)	(5,640)
Units outstanding at end of year	14,661	122,180	456	—	1,452	794	39,649

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/Invesco Small Cap Growth Fund - Class A	JNL/JPMorgan Global Allocation Fund - Class A	JNL/JPMorgan Hedged Equity Fund - Class A	JNL/JPMorgan MidCap Growth Fund - Class A	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A	JNL/JPMorgan U.S. Value Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
Operations
Net investment income (loss)	$(10,002)	$(1,782)	$—	$(5,833)	$(1,164)	$(12,793)	$114
Net realized gain (loss) on investments in Funds	12,042	10,333	—	4,056	(162)	69,418	164
Net change in unrealized appreciation
(depreciation) on investments in Funds	(339,279)	(39,023)	—	(141,268)	(9,592)	(96,478)	(1,054)
Net change in net assets
from operations	(337,239)	(30,472)	—	(143,045)	(10,918)	(39,853)	(776)

Contract transactions
Purchase payments	4,090	—	—	—	1,352	—	—
Surrenders and terminations	(29,475)	(64,342)	—	(29,455)	(3,720)	(98,230)	(391)
Transfers between Investment Divisions	81,916	662	—	18,851	7,655	137,024	3,520
Contract owner charges	(287)	(64)	—	(347)	(42)	(424)	—
Net change in net assets
from contract transactions	56,244	(63,744)	—	(10,951)	5,245	38,370	3,129

Net change in net assets	(280,995)	(94,216)	—	(153,996)	(5,673)	(1,483)	2,353

Net assets beginning of year	912,026	167,936	—	513,093	84,777	880,820	4,147

Net assets end of year	$631,031	$73,720	$—	$359,097	$79,104	$879,337	$6,500

Contract unit transactions
Units outstanding at beginning of year	15,849	11,843	-	8,826	5,861	49,357	246
Units issued	3,201	59	—	639	714	15,036	278
Units redeemed	(1,850)	(5,383)	—	(866)	(291)	(12,852)	(52)
Units outstanding at end of year	17,200	6,519	—	8,599	6,284	51,541	472

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/Loomis Sayles Global Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A	JNL/Mellon Bond Index Fund - Class A	JNL/Mellon Communication Services Sector Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A	JNL/Mellon Dow Index Fund - Class A
Operations
Net investment income (loss)	$(4,856)	$(182)	$(2,105)	$—	$(2,970)	$(211)	$(2,781)
Net realized gain (loss) on investments in Funds	3,894	(117)	(1,029)	—	11,590	333	18,587
Net change in unrealized appreciation
(depreciation) on investments in Funds	(110,373)	(941)	(21,753)	—	(119,649)	(762)	(24,653)
Net change in net assets
from operations	(111,335)	(1,240)	(24,887)	—	(111,029)	(640)	(8,847)

Contract transactions
Purchase payments	5,081	—	—	—	—	—	50
Surrenders and terminations	(9,679)	(2,048)	(41,829)	—	(20,889)	(47)	(32)
Transfers between Investment Divisions	(978)	(1,569)	(669)	—	(57,659)	9	(68,534)
Contract owner charges	(61)	—	(173)	—	(69)	—	(71)
Net change in net assets
from contract transactions	(5,637)	(3,617)	(42,671)	—	(78,617)	(38)	(68,587)

Net change in net assets	(116,972)	(4,857)	(67,558)	—	(189,646)	(678)	(77,434)

Net assets beginning of year	420,665	20,387	188,413	—	329,338	14,625	82,034

Net assets end of year	$303,693	$15,530	$120,855	$—	$139,692	$13,947	$4,600

Contract unit transactions
Units outstanding at beginning of year	26,887	1,994	13,476	—	5,280	997	2,658
Units issued	1,524	12	70	—	327	74	30,011
Units redeemed	(1,695)	(384)	(3,402)	(1)	(2,056)	(74)	(32,505)
Units outstanding at end of year	26,716	1,622	10,144	(1)	3,551	997	164

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class A	JNL/Mellon Energy Sector Fund - Class A	JNL/Mellon Financial Sector Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A	JNL/Mellon International Index Fund - Class A
Operations
Net investment income (loss)	$(191)	$(8,040)	$(946)	$(3,857)	$(179)	$(7,712)	$(2,336)
Net realized gain (loss) on investments in Funds	10	44,387	6,830	26,593	821	49,999	7,670
Net change in unrealized appreciation
(depreciation) on investments in Funds	(2,790)	194,425	(17,801)	(43,527)	(1,687)	(265,396)	(38,630)
Net change in net assets
from operations	(2,971)	230,772	(11,917)	(20,791)	(1,045)	(223,109)	(33,296)

Contract transactions
Purchase payments	—	—	—	623	—	50	—
Surrenders and terminations	(920)	(13,049)	(22,870)	(45,931)	(49)	(57,425)	(39,731)
Transfers between Investment Divisions	1,654	(87,142)	(105,147)	(5,466)	(123)	7,142	10,181
Contract owner charges	(14)	(136)	(30)	(275)	—	(322)	(136)
Net change in net assets
from contract transactions	720	(100,327)	(128,047)	(51,049)	(172)	(50,555)	(29,686)

Net change in net assets	(2,251)	130,445	(139,964)	(71,840)	(1,217)	(273,664)	(62,982)

Net assets beginning of year	14,327	407,176	168,764	313,536	12,093	705,161	244,796

Net assets end of year	$12,076	$537,621	$28,800	$241,696	$10,876	$431,497	$181,814

Contract unit transactions
Units outstanding at beginning of year	1,185	18,801	7,992	6,240	791	8,816	11,949
Units issued	154	1,161	185	1,216	874	727	2,596
Units redeemed	(88)	(4,343)	(6,589)	(2,276)	(874)	(1,490)	(4,043)
Units outstanding at end of year	1,251	15,619	1,588	5,180	791	8,053	10,502

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Materials Sector Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A	JNL/Mellon S&P 400 MidCap Index Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
Operations
Net investment income (loss)	$(1,915)	$(6,187)	$(94)	$(3,913)	$(49,632)	$(9,599)	$(4,541)
Net realized gain (loss) on investments in Funds	65	9,858	(7)	6,984	218,793	51,317	3,907
Net change in unrealized appreciation
(depreciation) on investments in Funds	(16,476)	(184,988)	(1,941)	(48,098)	(956,131)	(177,171)	(75,247)
Net change in net assets
from operations	(18,326)	(181,317)	(2,042)	(45,027)	(786,970)	(135,453)	(75,881)

Contract transactions
Purchase payments	—	50	—	—	25	1,645	—
Surrenders and terminations	(459)	(25,019)	—	(22,991)	(69,126)	(100,640)	(14,812)
Transfers between Investment Divisions	9,163	(3,294)	524	12,658	294,911	(2,503)	(45,373)
Contract owner charges	(4)	(80)	—	(130)	(1,236)	(478)	(212)
Net change in net assets
from contract transactions	8,700	(28,343)	524	(10,463)	224,574	(101,976)	(60,397)

Net change in net assets	(9,626)	(209,660)	(1,518)	(55,490)	(562,396)	(237,429)	(136,278)

Net assets beginning of year	141,287	549,913	7,339	306,690	3,047,804	787,690	412,686

Net assets end of year	$131,661	$340,253	$5,821	$251,200	$2,485,408	$550,261	$276,408

Contract unit transactions
Units outstanding at beginning of year	9,252	9,397	481	6,997	71,420	20,725	22,238
Units issued	718	300	43	392	72,363	1,236	167
Units redeemed	(35)	(914)	—	(660)	(71,217)	(4,329)	(3,526)
Units outstanding at end of year	9,935	8,783	524	6,729	72,566	17,632	18,879

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Utilities Sector Fund - Class A	JNL/Mellon World Index Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A	JNL/Newton Equity Income Fund - Class A
Operations
Net investment income (loss)	$(1,063)	$(875)	$(9,847)	$—	$(10)	$(5,635)	$(343)
Net realized gain (loss) on investments in Funds	13,513	1,021	18,356	—	1,288	1,573	247
Net change in unrealized appreciation
(depreciation) on investments in Funds	(6,992)	(13,576)	(86,773)	—	(2,292)	(47,143)	361
Net change in net assets
from operations	5,458	(13,430)	(78,264)	—	(1,014)	(51,205)	265

Contract transactions
Purchase payments	—	—	2,741	—	—	—	—
Surrenders and terminations	(1,215)	(2,450)	(39,949)	—	—	(34,941)	—
Transfers between Investment Divisions	(113,589)	(548)	(21,978)	—	680	1,225	(5,628)
Contract owner charges	(115)	(12)	(776)	—	—	—	(2)
Net change in net assets
from contract transactions	(114,919)	(3,010)	(59,962)	—	680	(33,716)	(5,630)

Net change in net assets	(109,461)	(16,440)	(138,226)	—	(334)	(84,921)	(5,365)

Net assets beginning of year	149,517	70,485	754,670	—	6,724	432,524	25,954

Net assets end of year	$40,056	$54,045	$616,444	$—	$6,390	$347,603	$20,589

Contract unit transactions
Units outstanding at beginning of year	7,651	2,130	23,961	-	400	34,622	789
Units issued	—	50	248	—	48	626	—
Units redeemed	(5,587)	(157)	(2,374)	—	—	(3,577)	(177)
Units outstanding at end of year	2,064	2,023	21,835	—	448	31,671	612

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/PIMCO Income Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A	JNL/PIMCO Real Return Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A	JNL/PPM America Total Return Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
Operations
Net investment income (loss)	$(1,316)	$(1,405)	$(1,373)	$(1,325)	$(5,933)	$—	$(916)
Net realized gain (loss) on investments in Funds	(544)	(665)	17	187	3,209	—	331
Net change in unrealized appreciation
(depreciation) on investments in Funds	(7,216)	(17,046)	(12,269)	(4,775)	(57,165)	—	(9,703)
Net change in net assets
from operations	(9,076)	(19,116)	(13,625)	(5,913)	(59,889)	—	(10,288)

Contract transactions
Purchase payments	—	—	1,352	—	—	—	—
Surrenders and terminations	(885)	(1,987)	(9,825)	(3,775)	(41,994)	—	(1,349)
Transfers between Investment Divisions	4,008	7,395	25,962	(122)	(17,030)	—	(15,855)
Contract owner charges	(16)	(13)	(123)	(23)	(265)	—	(35)
Net change in net assets
from contract transactions	3,107	5,395	17,366	(3,920)	(59,289)	—	(17,239)

Net change in net assets	(5,969)	(13,721)	3,741	(9,833)	(119,178)	—	(27,527)

Net assets beginning of year	94,616	106,811	93,736	90,635	467,394	—	65,920

Net assets end of year	$88,647	$93,090	$97,477	$80,802	$348,216	$—	$38,393

Contract unit transactions
Units outstanding at beginning of year	8,689	7,507	5,851	7,385	19,211	—	2,936
Units issued	956	906	2,069	772	1,661	—	413
Units redeemed	(654)	(446)	(919)	(1,157)	(4,415)	—	(1,330)
Units outstanding at end of year	8,991	7,967	7,001	7,000	16,457	—	2,019

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
Operations
Net investment income (loss)	$(20,543)	$(281)	$(7,252)	$(21,467)	$(38,731)	$(3,713)	$—
Net realized gain (loss) on investments in Funds	87,794	(12)	9,538	151,097	209,664	59	—
Net change in unrealized appreciation
(depreciation) on investments in Funds	(225,708)	(1,779)	(74,863)	(929,735)	(944,857)	(11,006)	—
Net change in net assets
from operations	(158,457)	(2,072)	(72,577)	(800,105)	(773,924)	(14,660)	—

Contract transactions
Purchase payments	—	—	4,065	1,146	5,654	—	—
Surrenders and terminations	(199,806)	—	(15,350)	(75,336)	(212,162)	(10,381)	—
Transfers between Investment Divisions	(49,770)	56,789	(15,168)	(103,659)	(179,374)	91,300	—
Contract owner charges	(492)	—	(218)	(1,041)	(486)	(794)	—
Net change in net assets
from contract transactions	(250,068)	56,789	(26,671)	(178,890)	(386,368)	80,125	—

Net change in net assets	(408,525)	54,717	(99,248)	(978,995)	(1,160,292)	65,465	—

Net assets beginning of year	1,652,462	—	552,137	2,086,139	3,383,476	207,537	—

Net assets end of year	$1,243,937	$54,717	$452,889	$1,107,144	$2,223,184	$273,002	$—

Contract unit transactions
Units outstanding at beginning of year	53,897	-	23,758	35,640	40,159	19,902	-
Units issued	1,760	4,405	466	6,217	1,914	9,290	—
Units redeemed	(10,874)	—	(1,760)	(10,510)	(7,703)	(1,315)	—
Units outstanding at end of year	44,783	4,405	22,464	31,347	34,370	27,877	—

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/T. Rowe Price Value Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A	JNL/WCM Focused International Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
Operations
Net investment income (loss)	$(9,526)	$(1,522)	$—	$—	$(3)	$—	$(1,209)
Net realized gain (loss) on investments in Funds	143,013	(247)	—	—	47	—	(20,766)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(255,809)	(19,304)	—	—	(68)	—	14,956
Net change in net assets
from operations	(122,322)	(21,073)	—	—	(24)	—	(7,019)

Contract transactions
Surrenders and terminations	(46,625)	—	—	—	—	—	(14,562)
Transfers between Investment Divisions	(495,523)	374	—	—	292	—	(21,253)
Contract owner charges	(323)	(978)	—	—	(3)	—	(69)
Net change in net assets
from contract transactions	(542,471)	(604)	—	—	289	—	(35,884)

Net change in net assets	(664,793)	(21,677)	—	—	265	—	(42,903)

Net assets beginning of year	1,067,878	117,848	—	—	—	—	93,486

Net assets end of year	$403,085	$96,171	$—	$—	$265	$—	$50,583

Contract unit transactions
Units outstanding at beginning of year	26,304	8,148	-	-	-	-	9,506
Units issued	1,278	26	—	—	15	—	3,245
Units redeemed	(16,194)	(81)	—	—	—	—	(7,213)
Units outstanding at end of year	11,388	8,093	—	—	15	—	5,538

See Notes to the Financial Statements.

Jackson National Separate Account III
Statements of Changes in Net Assets
December 31, 2022

	JNL/William Blair International Leaders Fund - Class A	JNL/WMC Balanced Fund - Class A	JNL/WMC Equity Income Fund - Class A	JNL/WMC Global Real Estate Fund - Class A	JNL/WMC Government Money Market Fund - Class A	JNL/WMC Value Fund - Class A
Operations
Net investment income (loss)	$59	$(37,311)	$(1,019)	$(2,362)	$(7,653)	$(1,423)
Net realized gain (loss) on investments in Funds	19,427	74,025	309	(2,056)	—	2,138
Net change in unrealized appreciation
(depreciation) on investments in Funds	(83,960)	(475,598)	17	(52,473)	—	(7,053)
Net change in net assets
from operations	(64,474)	(438,884)	(693)	(56,891)	(7,653)	(6,338)

Contract transactions
Purchase payments	—	1,645	—	—	—	—
Surrenders and terminations	(33,333)	(125,612)	—	(17,410)	(376,416)	(3,968)
Transfers between Investment Divisions	3,000	5,864	(1)	(17,332)	993,721	(827)
Contract owner charges	(79)	(564)	—	(116)	(791)	(32)
Net change in net assets
from contract transactions	(30,412)	(118,667)	(1)	(34,858)	616,514	(4,827)

Net change in net assets	(94,886)	(557,551)	(694)	(91,749)	608,861	(11,165)

Net assets beginning of year	241,522	2,907,187	70,052	208,482	836,726	103,487

Net assets end of year	$146,636	$2,349,636	$69,358	$116,733	$1,445,587	$92,322

Contract unit transactions
Units outstanding at beginning of year	11,727	91,812	4,691	10,190	82,998	2,830
Units issued	225	2,973	—	1,105	404,461	11
Units redeemed	(2,313)	(7,251)	—	(3,297)	(343,230)	(148)
Units outstanding at end of year	9,639	87,534	4,691	7,998	144,229	2,693

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL Aggressive Growth Allocation Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	20.467614	13.70	1.50
12/31/2020	—	—	0.00	18.001759	14.64	1.50
12/31/2019	—	—	0.00	15.703063	24.16	1.50
JNL Conservative Allocation Fund - Class A
12/31/2023	46	4	0.00	11.977778	7.66	1.50
12/31/2022	46	4	0.00	11.125837	(14.42)	1.50
12/31/2021	114	9	0.00	13.001091	2.13	1.50
12/31/2020	112	9	0.00	12.729844	5.91	1.50
12/31/2019	58	5	0.00	12.019070	10.78	1.50
JNL Growth Allocation Fund - Class A
12/31/2023	645	34	0.00	19.060926	14.82	1.50
12/31/2022	572	34	0.00	16.600289	(19.85)	1.50
12/31/2021	283	14	0.00	20.711836	11.45	1.50
12/31/2020	254	14	0.00	18.584282	13.63	1.50
12/31/2019	167	10	0.00	16.355521	21.84	1.50
JNL iShares Tactical Growth Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	20.981285	13.33	1.50
12/31/2020	—	—	0.00	18.513610	10.61	1.50
12/31/2019	—	—	0.00	16.737935	19.84	1.50
JNL iShares Tactical Moderate Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	14.911580	6.04	1.50
12/31/2020	—	—	0.00	14.062216	7.06	1.50
12/31/2019	—	—	0.00	13.134510	12.67	1.50
JNL iShares Tactical Moderate Growth Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	18.132027	9.67	1.50
12/31/2020	—	—	0.00	16.533652	9.49	1.50
12/31/2019	—	—	0.00	15.100465	16.31	1.50
JNL Moderate Allocation Fund - Class A
12/31/2023	5	0	0.00	16.035812	10.28	1.50
12/31/2022	11	1	0.00	14.541109	(15.97)	1.50
12/31/2021	21	1	0.00	17.303732	5.80	1.50
12/31/2020	23	1	0.00	16.355609	9.54	1.50
12/31/2019	—	—	0.00	14.931178	13.95	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL Moderate Growth Allocation Fund - Class A
12/31/2023	19	1	0.00	18.124748	12.04	1.50
12/31/2022	17	1	0.00	16.176419	(17.02)	1.50
12/31/2021	88	4	0.00	19.495108	8.56	1.50
12/31/2020	82	5	0.00	17.958516	11.13	1.50
12/31/2019	11	1	0.00	16.159784	17.75	1.50
JNL Multi-Manager Alternative Fund - Class A
12/31/2023	3	0	0.00	10.498792	9.69	1.50
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	10.854761	1.25	1.50
12/31/2020+	—	—	0.00	10.720511	14.17 ‡	1.50
JNL Multi-Manager Emerging Markets Equity Fund - Class A
12/31/2023	17	1	1.22	11.959471	8.47	1.50
12/31/2022	26	2	0.83	11.025211	(25.26)	1.50
12/31/2021	35	2	1.20	14.750551	(1.41)	1.50
12/31/2020	41	3	0.95	14.961672	7.24	1.50
12/31/2019	28	2	1.83	13.951687	16.10	1.50
JNL Multi-Manager International Small Cap Fund - Class A
12/31/2023	26	2	2.42	12.781818	20.65	1.50
12/31/2022	28	3	1.16	10.594098	(31.47)	1.50
12/31/2021+	40	3	0.47	15.458796	2.04 ‡	1.50
JNL Multi-Manager Mid Cap Fund - Class A
12/31/2023	11	1	0.00	18.004897	10.66	1.50
12/31/2022	10	1	0.00	16.270289	(17.68)	1.50
12/31/2021	11	1	0.00	19.765615	22.40	1.50
12/31/2020	9	1	0.00	16.148654	12.81	1.50
12/31/2019	8	1	0.00	14.314517	26.85	1.50
JNL Multi-Manager Small Cap Growth Fund - Class A
12/31/2023	171	4	0.00	41.219942	14.59	1.50
12/31/2022	165	5	0.00	35.970435	(32.10)	1.50
12/31/2021	414	8	0.00	52.974481	1.39	1.50
12/31/2020	264	5	0.00	52.248857	44.25	1.50
12/31/2019	177	5	0.00	36.222273	33.87	1.50
JNL Multi-Manager Small Cap Value Fund - Class A
12/31/2023	83	3	0.00	27.802823	19.18	1.50
12/31/2022	72	3	0.00	23.329298	(13.46)	1.50
12/31/2021	118	4	0.00	26.957792	21.16	1.50
12/31/2020	94	4	0.00	22.249972	4.19	1.50
12/31/2019	145	7	0.00	21.355625	23.40	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Multi-Manager Alternative Fund - Class A - April 27, 2020; JNL Multi-Manager International Small Cap Fund - Class A - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/AB Sustainable Global Thematic Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022+	—	—	0.00	N/A	N/A	N/A
JNL/American Funds Balanced Fund - Class A
12/31/2023	516	23	0.00	22.734446	12.16	1.50
12/31/2022	464	23	0.00	20.269624	(15.04)	1.50
12/31/2021	387	16	0.00	23.857596	13.00	1.50
12/31/2020	368	17	0.00	21.113271	10.39	1.50
12/31/2019	330	17	0.00	19.126153	18.98	1.50
JNL/American Funds Bond Fund of America Fund - Class A
12/31/2023	44	5	0.00	8.857148	3.10	1.50
12/31/2022	41	5	0.00	8.590837	(14.15)	1.50
12/31/2021+	45	4	0.00	10.007068	0.17 ‡	1.50
JNL/American Funds Capital Income Builder Fund - Class A
12/31/2023	3	0	0.00	12.185222	6.93	1.50
12/31/2022	3	0	0.00	11.395352	(8.90)	1.50
12/31/2021	—	—	0.00	12.508677	12.83	1.50
12/31/2020	156	14	0.00	11.086387	2.43	1.50
12/31/2019	68	6	0.00	10.823037	15.68	1.50
JNL/American Funds Capital World Bond Fund - Class A
12/31/2023	—	—	0.00	9.177956	4.24	1.50
12/31/2022	2	0	0.00	8.804420	(19.12)	1.50
12/31/2021	2	0	0.00	10.886132	(6.74)	1.50
12/31/2020	2	0	0.00	11.673464	7.92	1.50
12/31/2019	2	0	0.00	10.817244	5.92	1.50
JNL/American Funds Global Growth Fund - Class A
12/31/2023	22	1	0.00	22.845209	20.25	1.50
12/31/2022	16	1	0.00	18.997803	(26.12)	1.50
12/31/2021	23	1	0.00	25.715387	14.35	1.50
12/31/2020	30	1	0.00	22.488097	28.15	1.50
12/31/2019	48	3	0.00	17.548431	32.95	1.50
JNL/American Funds Global Small Capitalization Fund - Class A
12/31/2023	25	1	0.00	18.770647	14.12	1.50
12/31/2022	21	1	0.00	16.448765	(30.85)	1.50
12/31/2021	30	1	0.00	23.785481	4.79	1.50
12/31/2020	33	1	0.00	22.697369	27.40	1.50
12/31/2019	35	2	0.00	17.816524	29.14	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AB Sustainable Global Thematic Fund - Class A - April 25, 2022; JNL/American Funds Bond Fund of America Fund - Class A - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Growth Allocation Fund - Class A
12/31/2023	222	10	0.00	21.602183	15.46	1.50
12/31/2022	195	10	0.00	18.709900	(20.47)	1.50
12/31/2021	287	12	0.00	23.524946	11.94	1.50
12/31/2020	261	12	0.00	21.014825	18.25	1.50
12/31/2019	235	13	0.00	17.770808	21.53	1.50
JNL/American Funds Growth Fund - Class A
12/31/2023	230	5	0.00	42.666976	35.98	1.50
12/31/2022	183	6	0.00	31.376349	(31.19)	1.50
12/31/2021	389	9	0.00	45.599289	19.80	1.50
12/31/2020	243	6	0.00	38.063613	49.34	1.50
12/31/2019	21	1	0.00	25.487323	28.38	1.50
JNL/American Funds Growth-Income Fund - Class A
12/31/2023	125	4	0.00	35.011433	23.80	1.50
12/31/2022	110	4	0.00	28.280046	(18.06)	1.50
12/31/2021	247	7	0.00	34.512557	21.81	1.50
12/31/2020	402	14	0.00	28.333468	11.42	1.50
12/31/2019	352	14	0.00	25.430492	23.78	1.50
JNL/American Funds International Fund - Class A
12/31/2023	93	6	0.00	14.479973	13.62	1.50
12/31/2022	157	12	0.00	12.744058	(22.25)	1.50
12/31/2021	199	12	0.00	16.390833	(3.28)	1.50
12/31/2020	286	17	0.00	16.946847	11.87	1.50
12/31/2019	307	20	0.00	15.149177	20.63	1.50
JNL/American Funds Moderate Growth Allocation Fund - Class A
12/31/2023	274	15	0.00	17.938383	12.14	1.50
12/31/2022	247	15	0.00	15.995977	(18.47)	1.50
12/31/2021	301	15	0.00	19.619785	8.32	1.50
12/31/2020	315	17	0.00	18.112400	15.57	1.50
12/31/2019	290	19	0.00	15.671907	16.88	1.50
JNL/American Funds New World Fund - Class A
12/31/2023	139	9	0.00	15.669909	13.75	1.50
12/31/2022	124	9	0.00	13.776317	(23.57)	1.50
12/31/2021	213	12	0.00	18.025283	2.90	1.50
12/31/2020	212	12	0.00	17.516764	21.22	1.50
12/31/2019	285	20	0.00	14.449984	26.77	1.50
JNL/American Funds Washington Mutual Investors Fund - Class A
12/31/2023	170	5	0.00	31.177968	15.18	1.50
12/31/2022	150	6	0.00	27.068640	(10.25)	1.50
12/31/2021	193	6	0.00	30.159685	25.42	1.50
12/31/2020	472	20	0.00	24.047889	6.80	1.50
12/31/2019	170	8	0.00	22.515750	19.16	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/AQR Large Cap Defensive Style Fund - Class A
12/31/2023	4	0	0.00	13.784146	8.93	1.50
12/31/2022	5	0	0.00	12.654320	(9.93)	1.50
12/31/2021	23	2	0.00	14.048672	20.17	1.50
12/31/2020	—	—	0.00	11.690291	10.11	1.50
12/31/2019+	—	—	0.00	10.616767	6.17 ‡	1.50
JNL/Baillie Gifford International Growth Fund - Class A
12/31/2023	—	—	0.00	11.092238	11.96	1.50
12/31/2022	3	0	0.43	9.907210	(38.16)	1.50
12/31/2021	5	0	0.00	16.020141	(8.36)	1.50
12/31/2020	87	5	0.00	17.480883	54.32	1.50
12/31/2019	2	0	0.00	11.327319	28.56	1.50
JNL/BlackRock Global Allocation Fund - Class A
12/31/2023	102	6	0.00	16.244028	12.27	1.50
12/31/2022	92	6	0.00	14.469183	(16.80)	1.50
12/31/2021	108	6	0.00	17.390126	5.70	1.50
12/31/2020	113	7	0.00	16.451930	17.17	1.50
12/31/2019	140	10	0.00	14.041525	15.96	1.50
JNL/BlackRock Global Natural Resources Fund - Class A
12/31/2023	102	9	0.00	11.386283	(3.07)	1.50
12/31/2022	126	11	0.00	11.746771	15.91	1.50
12/31/2021	153	15	0.00	10.134332	28.64	1.50
12/31/2020	83	10	0.00	7.877808	2.74	1.50
12/31/2019	96	12	0.00	7.667566	13.08	1.50
JNL/BlackRock Large Cap Select Growth Fund - Class A
12/31/2023	2,221	40	0.00	55.371959	47.48	1.50
12/31/2022	1,802	48	0.00	37.546233	(38.80)	1.50
12/31/2021	3,585	58	0.00	61.349225	18.66	1.50
12/31/2020	2,939	57	0.00	51.703211	36.36	1.50
12/31/2019	1,994	53	0.00	37.915409	30.33	1.50
JNL/Causeway International Value Select Fund - Class A
12/31/2023	307	17	1.47	18.179502	26.44	1.50
12/31/2022	286	20	1.29	14.377462	(8.43)	1.50
12/31/2021	338	22	1.25	15.700887	6.88	1.50
12/31/2020	367	25	4.77	14.689924	4.32	1.50
12/31/2019	365	26	2.92	14.081910	17.20	1.50
JNL/ClearBridge Large Cap Growth Fund - Class A
12/31/2023	41	2	0.00	20.026332	42.40	1.50
12/31/2022	177	13	0.00	14.063425	(33.51)	1.50
12/31/2021	50	2	0.00	21.150538	19.37	1.50
12/31/2020	44	2	0.00	17.718857	28.56	1.50
12/31/2019	9	1	0.00	13.782269	29.70	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AQR Large Cap Defensive Style Fund - Class A - June 24, 2019.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/DFA International Core Equity Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	12.406983	9.68	1.50
12/31/2020	—	—	0.00	11.312407	5.37	1.50
12/31/2019+	—	—	0.00	10.735839	7.36 ‡	1.50
JNL/DFA U.S. Core Equity Fund - Class A
12/31/2023	184	5	0.00	35.079143	20.46	1.50
12/31/2022	251	9	0.00	29.121652	(16.85)	1.50
12/31/2021	563	16	0.00	35.024803	24.99	1.50
12/31/2020	492	18	0.00	28.022011	14.13	1.50
12/31/2019	386	16	0.00	24.553297	27.62	1.50
JNL/DFA U.S. Small Cap Fund - Class A
12/31/2023	8	0	0.00	25.276237	14.98	1.50
12/31/2022	8	0	0.00	21.982718	(15.03)	1.50
12/31/2021	2	0	0.00	25.870413	25.59	1.50
12/31/2020	0	0	0.00	20.598388	11.43	1.50
12/31/2019	21	1	1.31	18.485020	19.55	1.50
JNL/DoubleLine Core Fixed Income Fund - Class A
12/31/2023	1,136	58	0.00	19.422765	4.45	1.50
12/31/2022	1,204	65	0.00	18.595113	(14.57)	1.50
12/31/2021	1,725	79	0.00	21.765912	(1.92)	1.50
12/31/2020	1,997	90	0.00	22.191073	3.52	1.50
12/31/2019	2,094	98	2.61	21.435940	6.21	1.50
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
12/31/2023	4	0	0.00	10.471512	7.77	1.50
12/31/2022	4	0	0.00	9.716561	(16.31)	1.50
12/31/2021	5	0	0.00	11.610698	(0.77)	1.50
12/31/2020	7	1	0.00	11.700573	1.48	1.50
12/31/2019	—	—	0.00	11.529755	9.72	1.50
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A
12/31/2023	0	0	0.00	24.798060	25.35	1.50
12/31/2022	0	0	0.00	19.783492	(24.91)	1.50
12/31/2021	1	0	0.00	26.346248	22.15	1.50
12/31/2020	1	0	0.00	21.568388	13.46	1.50
12/31/2019	29	2	0.00	19.009115	31.67	1.50
JNL/DoubleLine Total Return Fund - Class A
12/31/2023	22	2	0.00	10.208159	3.53	1.50
12/31/2022	17	2	0.00	9.860169	(14.31)	1.50
12/31/2021	91	8	0.00	11.507104	(1.91)	1.50
12/31/2020	114	10	0.00	11.731731	1.13	1.50
12/31/2019	128	11	0.00	11.600238	4.05	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DFA International Core Equity Fund - Class A - June 24, 2019.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
12/31/2023	408	22	0.00	18.789331	5.21	1.50
12/31/2022	397	22	0.00	17.858511	(14.82)	1.50
12/31/2021	485	23	0.00	20.965181	(2.17)	1.50
12/31/2020	490	23	0.00	21.430171	6.80	1.50
12/31/2019	469	23	1.70	20.066511	7.60	1.50
JNL/First Sentier Global Infrastructure Fund - Class A
12/31/2023	121	7	0.00	17.477658	1.28	1.50
12/31/2022	143	8	0.00	17.256585	(5.44)	1.50
12/31/2021	189	10	0.00	18.249134	11.27	1.50
12/31/2020	171	10	0.00	16.400530	(5.11)	1.50
12/31/2019	175	10	0.00	17.284567	25.03	1.50
JNL/Franklin Templeton Income Fund - Class A
12/31/2023	163	9	0.00	18.871574	6.58	1.50
12/31/2022	167	9	0.00	17.706699	(5.84)	1.50
12/31/2021	395	21	0.00	18.805080	13.05	1.50
12/31/2020	350	21	0.00	16.634947	(0.64)	1.50
12/31/2019	669	40	0.00	16.741357	14.36	1.50
JNL/Goldman Sachs 4 Fund - Class A
12/31/2023	347	10	0.00	35.587584	12.72	1.50
12/31/2022	413	13	0.00	31.571842	(12.25)	1.50
12/31/2021	658	18	0.00	35.977965	33.46	1.50
12/31/2020	436	16	0.00	26.957272	2.96	1.50
12/31/2019	569	22	0.00	26.182539	23.18	1.50
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
12/31/2023	3,145	97	0.00	32.294966	20.38	1.50
12/31/2022	2,660	99	0.00	26.828224	(23.31)	1.50
12/31/2021	3,557	102	0.00	34.981981	14.59	1.50
12/31/2020	3,285	108	0.00	30.527576	18.31	1.50
12/31/2019	2,813	109	0.00	25.802838	24.90	1.50
JNL/Goldman Sachs Managed Conservative Fund - Class A
12/31/2023	340	23	0.00	14.746883	6.94	1.50
12/31/2022	326	24	0.00	13.789707	(15.88)	1.50
12/31/2021	592	36	0.00	16.391992	2.18	1.50
12/31/2020	610	38	0.00	16.042201	7.17	1.50
12/31/2019	562	38	0.00	14.968722	9.41	1.50
JNL/Goldman Sachs Managed Growth Fund - Class A
12/31/2023	4,096	139	0.00	29.535543	18.26	1.50
12/31/2022	3,878	155	0.00	24.975113	(22.31)	1.50
12/31/2021	5,177	161	0.00	32.147664	12.76	1.50
12/31/2020	4,668	164	0.00	28.509448	16.95	1.50
12/31/2019	4,329	178	0.00	24.378360	22.56	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Goldman Sachs Managed Moderate Fund - Class A
12/31/2023	269	15	0.00	18.494026	10.47	1.50
12/31/2022	245	15	0.00	16.741161	(17.75)	1.50
12/31/2021	343	17	0.00	20.354495	5.17	1.50
12/31/2020	386	20	0.00	19.353755	10.65	1.50
12/31/2019	385	22	0.00	17.490581	13.18	1.50
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
12/31/2023	2,820	116	0.00	24.210651	14.33	1.50
12/31/2022	2,587	122	0.00	21.176255	(20.15)	1.50
12/31/2021	3,506	132	0.00	26.520046	9.20	1.50
12/31/2020	3,356	138	0.00	24.285922	13.78	1.50
12/31/2019	2,988	140	0.00	21.344422	17.35	1.50
JNL/GQG Emerging Markets Equity Fund - Class A
12/31/2023	8	1	0.00	12.908962	27.03	1.50
12/31/2022	5	0	0.00	10.161891	(23.06)	1.50
12/31/2021	6	0	0.00	13.206910	(3.75)	1.50
12/31/2020	6	0	0.00	13.722057	31.14	1.50
12/31/2019	—	—	0.00	10.464032	19.29	1.50
JNL/Harris Oakmark Global Equity Fund - Class A
12/31/2023	6	0	1.52	12.944303	18.21	1.50
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	13.230943	16.10	1.50
12/31/2020	—	—	0.00	11.396321	9.59	1.50
12/31/2019	179	17	1.56	10.398722	25.74	1.50
JNL/Heitman U.S. Focused Real Estate Fund - Class A
12/31/2023	20	2	2.28	12.207790	8.03	1.50
12/31/2022	16	1	0.79	11.300517	(26.85)	1.50
12/31/2021	30	2	0.94	15.447613	41.99	1.50
12/31/2020	20	2	1.80	10.879534	(5.56)	1.50
12/31/2019	8	1	0.00	11.520653	23.40	1.50
JNL/Invesco Diversified Dividend Fund - Class A
12/31/2023	11	1	0.00	13.719034	6.93	1.50
12/31/2022	10	1	0.00	12.830409	(3.42)	1.50
12/31/2021	111	8	0.00	13.284784	16.89	1.50
12/31/2020	9	1	0.00	11.365679	(0.89)	1.50
12/31/2019	9	1	3.27	11.467746	22.00	1.50
JNL/Invesco Global Growth Fund - Class A
12/31/2023	1,256	34	0.00	36.819169	32.52	1.50
12/31/2022	1,100	40	0.00	27.783430	(33.20)	1.50
12/31/2021	1,811	44	0.00	41.591849	13.65	1.50
12/31/2020	1,769	48	0.00	36.595099	26.26	1.50
12/31/2019	1,491	51	0.60	28.983909	29.33	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Invesco Small Cap Growth Fund - Class A
12/31/2023	693	17	0.00	40.510577	10.42	1.50
12/31/2022	631	17	0.00	36.687862	(36.24)	1.50
12/31/2021	912	16	0.00	57.542346	5.67	1.50
12/31/2020	975	18	0.00	54.453851	54.18	1.50
12/31/2019	390	11	0.00	35.318694	22.56	1.50
JNL/JPMorgan Global Allocation Fund - Class A
12/31/2023	74	6	0.00	12.547140	10.95	1.50
12/31/2022	74	7	0.00	11.308761	(20.25)	1.50
12/31/2021	168	12	0.00	14.179635	7.27	1.50
12/31/2020	165	13	0.00	13.219110	10.04	1.50
12/31/2019+	—	—	0.00	12.013089	4.81 ‡	1.50
JNL/JPMorgan Hedged Equity Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	13.187641	10.18	1.50
12/31/2020	—	—	0.00	11.969276	12.61	1.50
12/31/2019	—	—	0.00	10.628730	11.31	1.50
JNL/JPMorgan MidCap Growth Fund - Class A
12/31/2023	410	8	0.00	50.699418	21.38	1.50
12/31/2022	359	9	0.00	41.769358	(28.16)	1.50
12/31/2021	513	9	0.00	58.143383	9.38	1.50
12/31/2020	609	11	0.00	53.159003	45.77	1.50
12/31/2019	284	8	0.00	36.468706	37.83	1.50
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
12/31/2023	94	7	0.00	12.916889	2.61	1.50
12/31/2022	79	6	0.00	12.587907	(12.97)	1.50
12/31/2021	85	6	0.00	14.464290	(3.60)	1.50
12/31/2020	116	8	0.00	15.004575	5.36	1.50
12/31/2019	82	6	0.00	14.241193	4.87	1.50
JNL/JPMorgan U.S. Value Fund - Class A
12/31/2023	610	33	0.00	18.317827	7.39	1.50
12/31/2022	879	52	0.00	17.057892	(4.40)	1.50
12/31/2021	881	49	0.00	17.842516	25.47	1.50
12/31/2020	880	62	0.00	14.220795	(5.22)	1.50
12/31/2019	490	33	0.00	15.003483	21.14	1.50
JNL/Lazard International Strategic Equity Fund - Class A
12/31/2023	12	1	1.30	15.754037	14.78	1.50
12/31/2022	7	0	4.32	13.725392	(18.32)	1.50
12/31/2021	4	0	0.38	16.803565	4.84	1.50
12/31/2020	4	0	1.61	16.028171	11.35	1.50
12/31/2019	—	—	0.00	14.394994	20.10	1.50

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/JPMorgan Global Allocation Fund - Class A - June 24, 2019.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Loomis Sayles Global Growth Fund - Class A
12/31/2023	372	24	0.04	15.276643	34.39	1.50
12/31/2022	304	27	0.00	11.367672	(27.35)	1.50
12/31/2021	421	27	0.00	15.646105	4.04	1.50
12/31/2020+	412	27	0.31	15.038681	44.89 ‡	1.50
JNL/Lord Abbett Short Duration Income Fund - Class A
12/31/2023	17	2	3.00	9.939263	3.82	1.50
12/31/2022	16	2	0.47	9.573715	(6.36)	1.50
12/31/2021	20	2	0.25	10.223735	(1.17)	1.50
12/31/2020+	19	2	0.00	10.344328	3.44 ‡	1.50
JNL/Mellon Bond Index Fund - Class A
12/31/2023	126	10	0.00	12.298906	3.39	1.50
12/31/2022	121	10	0.00	11.896010	(14.82)	1.50
12/31/2021	188	13	0.00	13.966193	(3.63)	1.50
12/31/2020	190	13	0.00	14.491577	5.45	1.50
12/31/2019	180	13	2.22	13.742041	6.32	1.50
JNL/Mellon Communication Services Sector Fund - Class A
12/31/2023	1	0	0.00	37.689823	51.39	1.50
12/31/2022	0	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	43.071797	13.91	1.50
12/31/2020	0	—	0.00	37.810886	23.39	1.50
12/31/2019	10	0	0.00	30.642169	24.52	1.50
JNL/Mellon Consumer Discretionary Sector Fund - Class A
12/31/2023	170	3	0.00	53.836226	36.53	1.50
12/31/2022	140	4	0.00	39.431148	(36.89)	1.50
12/31/2021	329	5	0.00	62.478422	20.72	1.50
12/31/2020	211	4	0.00	51.756682	44.82	1.50
12/31/2019	158	4	0.00	35.737691	24.99	1.50
JNL/Mellon Consumer Staples Sector Fund - Class A
12/31/2023	14	1	0.00	14.010335	0.14	1.50
12/31/2022	14	1	0.00	13.990464	(4.63)	1.50
12/31/2021	15	1	0.00	14.670413	14.55	1.50
12/31/2020	13	1	0.00	12.806828	8.78	1.50
12/31/2019	10	1	0.00	11.772901	24.21	1.50
JNL/Mellon Dow Index Fund - Class A
12/31/2023	5	0	0.00	32.003572	13.72	1.50
12/31/2022	5	0	0.00	28.142443	(8.84)	1.50
12/31/2021	82	3	0.00	30.870502	18.37	1.50
12/31/2020	72	3	0.00	26.079224	7.33	1.50
12/31/2019	231	10	0.00	24.297265	22.63	1.50

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Loomis Sayles Global Growth Fund - Class A - April 27, 2020; JNL/Lord Abbett Short Duration Income Fund - Class A - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Emerging Markets Index Fund - Class A
12/31/2023	6	1	0.00	10.401687	7.64	1.50
12/31/2022	12	1	0.00	9.663415	(20.17)	1.50
12/31/2021	14	1	0.00	12.104963	(4.94)	1.50
12/31/2020	18	1	3.03	12.734135	15.36	1.50
12/31/2019	22	2	1.66	11.038687	16.14	1.50
JNL/Mellon Energy Sector Fund - Class A
12/31/2023	496	15	0.00	33.505596	(2.71)	1.50
12/31/2022	538	16	0.00	34.438806	58.95	1.50
12/31/2021	407	19	0.00	21.666344	52.39	1.50
12/31/2020	114	8	0.00	14.218014	(34.72)	1.50
12/31/2019	371	17	0.00	21.778721	7.03	1.50
JNL/Mellon Financial Sector Fund - Class A
12/31/2023	33	2	0.00	20.600770	13.69	1.50
12/31/2022	29	2	0.00	18.119477	(14.19)	1.50
12/31/2021	169	8	0.00	21.115256	27.41	1.50
12/31/2020	43	3	0.00	16.572150	(4.16)	1.50
12/31/2019	41	2	0.00	17.292152	29.12	1.50
JNL/Mellon Healthcare Sector Fund - Class A
12/31/2023	252	5	0.00	46.667510	0.07	1.50
12/31/2022	242	5	0.00	46.633946	(7.16)	1.50
12/31/2021	314	6	0.00	50.228368	18.41	1.50
12/31/2020	211	5	0.00	42.419689	15.77	1.50
12/31/2019	259	7	0.00	36.641357	19.57	1.50
JNL/Mellon Industrials Sector Fund - Class A
12/31/2023	14	1	0.00	16.268362	18.31	1.50
12/31/2022	11	1	0.00	13.750623	(10.07)	1.50
12/31/2021	12	1	0.00	15.289836	19.12	1.50
12/31/2020	15	1	0.00	12.835676	11.87	1.50
12/31/2019	—	—	0.00	11.473400	28.08	1.50
JNL/Mellon Information Technology Sector Fund - Class A
12/31/2023	571	7	0.00	83.676878	55.84	1.50
12/31/2022	431	8	0.00	53.692646	(33.00)	1.50
12/31/2021	705	9	0.00	80.133298	31.23	1.50
12/31/2020	579	10	0.00	61.065301	42.96	1.50
12/31/2019	360	8	0.00	42.714567	45.79	1.50
JNL/Mellon International Index Fund - Class A
12/31/2023	197	10	0.00	20.033188	15.47	1.50
12/31/2022	182	11	0.23	17.348943	(15.47)	1.50
12/31/2021	245	12	0.00	20.525084	8.83	1.50
12/31/2020	182	10	3.65	18.860450	6.10	1.50
12/31/2019	173	10	2.74	17.776896	19.40	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Materials Sector Fund - Class A
12/31/2023	141	9	0.00	14.911776	12.53	1.50
12/31/2022	132	10	0.00	13.251383	(13.22)	1.50
12/31/2021	141	9	0.00	15.270842	26.48	1.50
12/31/2020	5	0	0.00	12.073789	17.07	1.50
12/31/2019	—	—	0.00	10.313451	20.96	1.50
JNL/Mellon Nasdaq® 100 Index Fund - Class A
12/31/2023	495	8	0.00	58.844334	51.90	1.50
12/31/2022	340	9	0.00	38.739516	(33.80)	1.50
12/31/2021	550	9	0.00	58.519677	24.81	1.50
12/31/2020	745	16	0.00	46.887278	45.76	1.50
12/31/2019	406	13	0.00	32.167201	36.50	1.50
JNL/Mellon Real Estate Sector Fund - Class A
12/31/2023	8	1	0.00	12.159889	9.31	1.50
12/31/2022	6	1	0.00	11.123715	(27.19)	1.50
12/31/2021	7	0	0.00	15.276879	36.69	1.50
12/31/2020	0	—	0.00	11.176133	(6.73)	1.50
12/31/2019	17	1	0.00	11.982821	26.03	1.50
JNL/Mellon S&P 400 MidCap Index Fund - Class A
12/31/2023	262	6	0.00	42.706945	14.09	1.50
12/31/2022	251	7	0.00	37.432283	(14.83)	1.50
12/31/2021	307	7	0.00	43.948193	22.29	1.50
12/31/2020	282	8	0.00	35.938946	11.31	1.50
12/31/2019	258	8	0.00	32.288102	23.71	1.50
JNL/Mellon S&P 500 Index Fund - Class A
12/31/2023	2,827	67	0.00	42.405457	23.81	1.50
12/31/2022	2,485	73	0.00	34.251264	(19.74)	1.50
12/31/2021	3,048	71	0.00	42.675575	26.18	1.50
12/31/2020	2,823	83	0.00	33.820431	16.03	1.50
12/31/2019	3,757	129	1.52	29.148090	28.89	1.50
JNL/Mellon Small Cap Index Fund - Class A
12/31/2023	579	16	0.00	35.553653	13.85	1.50
12/31/2022	550	18	0.00	31.228135	(17.88)	1.50
12/31/2021	788	21	0.00	38.027404	24.24	1.50
12/31/2020	770	25	0.00	30.607181	9.16	1.50
12/31/2019	740	26	0.00	28.038907	20.41	1.50
JNL/Mellon U.S. Stock Market Index Fund - Class A
12/31/2023	326	18	0.00	18.145312	23.95	1.50
12/31/2022	276	19	0.00	14.638921	(21.11)	1.50
12/31/2021	413	22	0.00	18.555681	23.48	1.50
12/31/2020	—	—	0.00	15.026994	18.39	1.50
12/31/2019	269	21	0.00	12.692423	28.20	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Utilities Sector Fund - Class A
12/31/2023	40	2	0.00	17.643886	(9.08)	1.50
12/31/2022	40	2	0.00	19.405787	(0.69)	1.50
12/31/2021	150	8	0.00	19.541198	15.03	1.50
12/31/2020	40	2	0.00	16.987589	(2.53)	1.50
12/31/2019	14	1	0.83	17.427769	22.35	1.50
JNL/Mellon World Index Fund - Class A
12/31/2023	63	2	0.00	32.466237	21.51	1.50
12/31/2022	54	2	0.00	26.719051	(19.26)	1.50
12/31/2021	70	2	1.23	33.094059	19.37	1.50
12/31/2020	60	2	2.04	27.723975	13.89	1.50
12/31/2019	44	2	1.86	24.342372	25.37	1.50
JNL/MFS Mid Cap Value Fund - Class A
12/31/2023	629	20	0.00	31.253422	10.69	1.50
12/31/2022	616	22	0.00	28.234242	(10.36)	1.50
12/31/2021	755	24	0.00	31.497557	28.59	1.50
12/31/2020	682	28	0.00	24.494608	2.32	1.50
12/31/2019	701	29	0.00	23.938502	28.94	1.50
JNL/Morningstar U.S. Sustainability Index Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	20.739714	28.68	1.50
12/31/2020	—	—	0.00	16.117165	18.73	1.50
12/31/2019	—	—	0.00	13.574897	28.76	1.50
JNL/Morningstar Wide Moat Index Fund - Class A
12/31/2023	2	0	0.39	18.478231	29.53	1.50
12/31/2022	6	0	1.34	14.265949	(15.08)	1.50
12/31/2021	7	0	2.42	16.798979	22.05	1.50
12/31/2020	—	—	0.00	13.764086	12.47	1.50
12/31/2019	10	1	2.24	12.237887	32.63	1.50
JNL/Neuberger Berman Strategic Income Fund - Class A
12/31/2023	341	29	0.00	11.869580	8.15	1.50
12/31/2022	348	32	0.00	10.974842	(12.15)	1.50
12/31/2021	433	35	0.00	12.492419	1.13	1.50
12/31/2020	467	38	0.00	12.353433	5.42	1.50
12/31/2019	484	41	2.58	11.718684	7.72	1.50
JNL/Newton Equity Income Fund - Class A
12/31/2023	16	0	0.00	36.580305	8.73	1.50
12/31/2022	21	1	0.00	33.643985	2.26	1.50
12/31/2021	26	1	0.00	32.900982	30.79	1.50
12/31/2020	—	—	0.00	25.155491	0.92	1.50
12/31/2019	—	—	0.00	24.925422	26.69	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/PIMCO Income Fund - Class A
12/31/2023	64	6	0.00	10.530566	6.80	1.50
12/31/2022	89	9	0.00	9.859707	(9.45)	1.50
12/31/2021	95	9	0.00	10.889106	0.48	1.50
12/31/2020	27	3	0.00	10.837532	3.38	1.50
12/31/2019	22	2	2.82	10.482913	6.22	1.50
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
12/31/2023	74	6	0.00	12.246724	6.13	1.50
12/31/2022	93	8	0.00	11.538893	(17.82)	1.50
12/31/2021	107	8	0.00	14.040605	(3.09)	1.50
12/31/2020	75	5	0.00	14.488027	8.88	1.50
12/31/2019	65	5	2.50	13.306821	12.77	1.50
JNL/PIMCO Real Return Fund - Class A
12/31/2023	116	8	0.00	14.259694	2.42	1.50
12/31/2022	97	7	0.00	13.922825	(13.10)	1.50
12/31/2021	94	6	0.00	16.021360	3.83	1.50
12/31/2020	228	15	0.00	15.430486	9.80	1.50
12/31/2019	258	18	0.00	14.053013	6.77	1.50
JNL/PPM America Floating Rate Income Fund - Class A
12/31/2023	41	3	0.00	12.567243	11.48	1.50
12/31/2022	81	7	0.00	11.273562	(6.07)	1.50
12/31/2021	91	7	0.00	12.001458	2.19	1.50
12/31/2020	86	7	0.00	11.744678	(1.04)	1.50
12/31/2019	117	10	0.00	11.867938	6.60	1.50
JNL/PPM America High Yield Bond Fund - Class A
12/31/2023	343	15	0.00	23.523300	11.15	1.50
12/31/2022	348	16	0.00	21.162685	(13.03)	1.50
12/31/2021	467	19	0.00	24.332208	4.18	1.50
12/31/2020	538	23	0.00	23.357042	3.54	1.50
12/31/2019	615	27	0.00	22.557815	12.89	1.50
JNL/PPM America Total Return Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	20.169194	(2.62)	1.50
12/31/2020	4	0	0.00	20.712104	8.22	1.50
12/31/2019	3	0	0.00	19.139063	8.43	1.50
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
12/31/2023	40	2	0.00	21.953572	15.51	1.50
12/31/2022	38	2	0.00	19.006576	(15.30)	1.50
12/31/2021	66	3	0.00	22.439792	28.30	1.50
12/31/2020	56	3	0.00	17.490016	7.00	1.50
12/31/2019+	182	11	1.27	16.345704	11.92	1.50

+

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund completed the acquisition of JNL/MC S&P SMid 60 Fund, a separate series in JNL Variable Fund LLC. JNL/MC S&P SMid 60 Fund is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
12/31/2023	1,204	39	0.00	30.700498	10.40	1.50
12/31/2022	1,244	45	0.00	27.809049	(9.38)	1.50
12/31/2021	1,652	54	0.00	30.688860	24.50	1.50
12/31/2020	1,438	58	0.00	24.648787	8.31	1.50
12/31/2019+	1,517	67	2.66	22.756799	17.76	1.50
JNL/T. Rowe Price Balanced Fund - Class A
12/31/2023	61	4	0.00	14.366275	15.64	1.50
12/31/2022	55	4	0.00	12.423015	(18.86)	1.50
12/31/2021	—	—	0.00	15.310556	11.05	1.50
12/31/2020+	—	—	0.00	13.786922	25.18 ‡	1.50
JNL/T. Rowe Price Capital Appreciation Fund - Class A
12/31/2023	501	21	0.00	23.483120	16.67	1.50
12/31/2022	453	22	0.00	20.127786	(13.26)	1.50
12/31/2021	552	24	0.00	23.203945	16.14	1.50
12/31/2020	494	25	0.00	19.979462	15.73	1.50
12/31/2019	139	8	0.00	17.263768	22.22	1.50
JNL/T. Rowe Price Established Growth Fund - Class A
12/31/2023	1,354	26	0.00	51.060401	45.81	1.50
12/31/2022	1,107	31	0.00	35.019459	(39.72)	1.50
12/31/2021	2,086	36	0.00	58.095951	12.73	1.50
12/31/2020	2,099	40	0.00	51.535273	35.05	1.50
12/31/2019	1,582	41	0.00	38.161534	29.18	1.50
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
12/31/2023	2,240	29	0.00	76.440707	18.18	1.50
12/31/2022	2,223	34	0.00	64.683643	(23.23)	1.50
12/31/2021	3,383	40	0.00	84.253531	11.23	1.50
12/31/2020	3,142	41	0.00	75.744580	21.71	1.50
12/31/2019	3,181	51	0.00	62.232658	29.52	1.50
JNL/T. Rowe Price Short-Term Bond Fund - Class A
12/31/2023	275	27	0.00	10.103877	3.23	1.50
12/31/2022	273	28	0.00	9.788189	(6.07)	1.50
12/31/2021	208	20	0.00	10.420612	(1.86)	1.50
12/31/2020	216	20	0.00	10.618281	2.39	1.50
12/31/2019	246	24	0.00	10.370856	2.54	1.50
JNL/T. Rowe Price U.S. High Yield Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	11.871763	3.26	1.50
12/31/2020	—	—	0.00	11.496530	1.91	1.50
12/31/2019	—	—	0.00	11.281274	8.56	1.50

+

On June 24, 2019, JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC JNL 5 Fund, a separate series in JNL Variable Fund LLC. JNL/MC JNL 5 Fund, is considered the accounting survivor for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019. The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/T. Rowe Price Balanced Fund - Class A - April 27, 2020.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/T. Rowe Price Value Fund - Class A
12/31/2023	435	11	0.00	39.033937	10.29	1.50
12/31/2022	403	11	0.00	35.391998	(12.82)	1.50
12/31/2021	1,068	26	0.00	40.596389	27.62	1.50
12/31/2020	722	23	0.00	31.810004	8.62	1.50
12/31/2019	495	17	0.00	29.284618	24.23	1.50
JNL/Vanguard Growth ETF Allocation Fund - Class A
12/31/2023	107	8	0.00	13.382422	12.61	1.50
12/31/2022	96	8	0.00	11.883784	(17.84)	1.50
12/31/2021	118	8	0.00	14.464228	12.61	1.50
12/31/2020	—	—	0.00	12.845099	11.96	1.50
12/31/2019	—	—	0.00	11.473360	21.05	1.50
JNL/Vanguard Moderate ETF Allocation Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	12.363073	4.79	1.50
12/31/2020	—	—	0.00	11.797677	8.01	1.50
12/31/2019	—	—	0.00	10.922402	14.05	1.50
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	13.385499	8.72	1.50
12/31/2020	—	—	0.00	12.311859	10.00	1.50
12/31/2019	—	—	0.00	11.193053	17.60	1.50
JNL/WCM Focused International Equity Fund - Class A
12/31/2023	0	0	0.00	19.992210	14.83	1.50
12/31/2022	0	0	0.00	17.410136	(29.68)	1.50
12/31/2021	—	—	0.00	24.758040	15.34	1.50
12/31/2020	—	—	0.00	21.465610	30.05	1.50
12/31/2019	36	2	0.00	16.506137	33.46	1.50
JNL/Westchester Capital Event Driven Fund - Class A
12/31/2023	—	—	0.00	N/A	N/A	N/A
12/31/2022	—	—	0.00	N/A	N/A	N/A
12/31/2021	—	—	0.00	11.943692	1.43	1.50
12/31/2020	—	—	0.00	11.775231	4.72	1.50
12/31/2019	—	—	0.00	11.244709	10.11	1.50
JNL/Western Asset Global Multi-Sector Bond Fund - Class A
12/31/2023	38	4	0.00	9.773763	6.99	1.50
12/31/2022	51	6	0.00	9.135098	(7.12)	1.50
12/31/2021	93	10	0.00	9.835190	(5.75)	1.50
12/31/2020	103	10	14.17	10.435220	(8.10)	1.50
12/31/2019	119	10	9.47	11.354898	(0.55)	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III
Financial Highlights
December 31, 2023
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^
JNL/William Blair International Leaders Fund - Class A
12/31/2023	124	7	0.00	16.905444	11.11	1.50
12/31/2022	147	10	1.54	15.215508	(26.14)	1.50
12/31/2021	242	12	1.10	20.599700	4.61	1.50
12/31/2020	279	14	1.76	19.691085	12.09	1.50
12/31/2019	344	20	1.70	17.567552	26.24	1.50
JNL/WMC Balanced Fund - Class A
12/31/2023	2,245	75	0.00	29.903375	11.40	1.50
12/31/2022	2,350	88	0.00	26.843235	(15.23)	1.50
12/31/2021	2,907	92	0.00	31.665364	16.91	1.50
12/31/2020	2,657	98	0.00	27.084935	6.71	1.50
12/31/2019	2,823	111	0.00	25.380803	19.65	1.50
JNL/WMC Equity Income Fund - Class A
12/31/2023	73	5	0.00	15.530124	5.04	1.50
12/31/2022	69	5	0.00	14.784685	(0.99)	1.50
12/31/2021	70	5	0.00	14.932465	23.78	1.50
12/31/2020	105	9	0.00	12.063672	1.06	1.50
12/31/2019	35	3	0.00	11.936723	21.90	1.50
JNL/WMC Global Real Estate Fund - Class A
12/31/2023	116	7	0.00	15.761510	7.95	1.50
12/31/2022	117	8	0.00	14.600582	(28.66)	1.50
12/31/2021	208	10	0.00	20.464975	24.79	1.50
12/31/2020	167	10	0.00	16.399843	(13.44)	1.50
12/31/2019	177	9	0.00	18.946344	20.70	1.50
JNL/WMC Government Money Market Fund - Class A
12/31/2023	2,819	273	4.41	10.308811	2.82	1.50
12/31/2022	1,446	144	0.96	10.026072	(0.55)	1.50
12/31/2021	837	83	0.00	10.081183	(1.49)	1.50
12/31/2020	1,794	175	0.18	10.233528	(1.28)	1.50
12/31/2019	949	92	1.55	10.366508	0.03	1.50
JNL/WMC Value Fund - Class A
12/31/2023	96	3	0.00	36.872460	7.59	1.50
12/31/2022	92	3	0.00	34.272831	(6.25)	1.50
12/31/2021	103	3	0.00	36.558115	25.09	1.50
12/31/2020	89	3	0.00	29.225069	0.01	1.50
12/31/2019	99	3	0.00	29.223450	25.61	1.50

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the period less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the years ended 12/31/2022 and after include only contract expense levels that had units issued or outstanding during the reporting period.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2023

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account III (the “Separate Account”) on October 23, 1997. The Separate Account commenced operations on April 13, 1998, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account currently contains one hundred eighteen (118) Investment Divisions as of December 31, 2023. These one hundred eighteen (118) Investment Divisions each invested in shares of the following mutual funds (each a "Fund" and collectively the “Funds”) as of and during the year ended December 31, 2023:

JNL® Series Trust
JNL Aggressive Growth Allocation Fund - Class A(1)	JNL/JPMorgan MidCap Growth Fund - Class A
JNL Conservative Allocation Fund - Class A(1)	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL Growth Allocation Fund - Class A(1)	JNL/JPMorgan U.S. Value Fund - Class A
JNL iShares Tactical Growth Fund - Class A	JNL/Lazard International Strategic Equity Fund - Class A
JNL iShares Tactical Moderate Fund - Class A	JNL/Loomis Sayles Global Growth Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A	JNL/Lord Abbett Short Duration Income Fund - Class A
JNL Moderate Allocation Fund - Class A(1)	JNL/Mellon Bond Index Fund - Class A
JNL Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon Communication Services Sector Fund - Class A
JNL Multi-Manager Alternative Fund - Class A	JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A	JNL/Mellon Consumer Staples Sector Fund - Class A
JNL Multi-Manager International Small Cap Fund - Class A	JNL/Mellon Dow Index Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A	JNL/Mellon Emerging Markets Index Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A	JNL/Mellon Energy Sector Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A	JNL/Mellon Financial Sector Fund - Class A
JNL/AB Sustainable Global Thematic Fund - Class A	JNL/Mellon Healthcare Sector Fund - Class A
JNL/American Funds Balanced Fund - Class A	JNL/Mellon Industrials Sector Fund - Class A
JNL/American Funds Bond Fund of America Fund - Class A	JNL/Mellon Information Technology Sector Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A	JNL/Mellon International Index Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A	JNL/Mellon Materials Sector Fund - Class A
JNL/American Funds Global Growth Fund - Class A	JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A	JNL/Mellon Real Estate Sector Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A(1)	JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/American Funds Growth Fund - Class A	JNL/Mellon S&P 500 Index Fund - Class A
JNL/American Funds Growth-Income Fund - Class A	JNL/Mellon Small Cap Index Fund - Class A
JNL/American Funds International Fund - Class A	JNL/Mellon U.S. Stock Market Index Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A(1)	JNL/Mellon Utilities Sector Fund - Class A
JNL/American Funds New World Fund - Class A	JNL/Mellon World Index Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class A	JNL/MFS Mid Cap Value Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class A	JNL/Morningstar U.S. Sustainability Index Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class A	JNL/Morningstar Wide Moat Index Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A	JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A	JNL/Newton Equity Income Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A	JNL/PIMCO Income Fund - Class A
JNL/Causeway International Value Select Fund - Class A	JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A	JNL/PIMCO Real Return Fund - Class A
JNL/DFA International Core Equity Fund - Class A	JNL/PPM America Floating Rate Income Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A	JNL/PPM America High Yield Bond Fund - Class A

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2023

JNL/DFA U.S. Small Cap Fund - Class A	JNL/PPM America Total Return Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A	JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	JNL/T. Rowe Price Balanced Fund - Class A
JNL/DoubleLine Total Return Fund - Class A	JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A	JNL/T. Rowe Price Established Growth Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class A	JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/Franklin Templeton Income Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A	JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A	JNL/T. Rowe Price Value Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A	JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class A	JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A	JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A	JNL/WCM Focused International Equity Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A	JNL/Westchester Capital Event Driven Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A	JNL/Western Asset Global Multi-Sector Bond Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A	JNL/William Blair International Leaders Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A	JNL/WMC Balanced Fund - Class A
JNL/Invesco Global Growth Fund - Class A	JNL/WMC Equity Income Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A	JNL/WMC Global Real Estate Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class A	JNL/WMC Government Money Market Fund - Class A
JNL/JPMorgan Hedged Equity Fund - Class A	JNL/WMC Value Fund - Class A

(1) The Fund is a Fund of Fund advised by Jackson National Asset Management, LLC (“JNAM”), an affiliate of Jackson and has no sub-adviser.

JNAM serves as investment adviser for the Funds comprising the JNL Series Trust. JNAM is a wholly-owned subsidiary of Jackson and received fees for its services from each Fund.

The following Funds were sub-advised by an affiliate of Jackson during the year: JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, and JNL/PPM America Total Return Fund.

The net assets are affected by the investment results of each underlying mutual fund, and contract transactions are affected by contract owner directions and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits.

A contract owner may choose from a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Jackson National Separate Account III

Notes to Financial Statements

December 31, 2023

Investments. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investment transactions in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as a gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

Fair Value Measurement. As of December 31, 2023, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units:

Contract Maintenance Charge. An annual contract maintenance charge of $50 is charged against each contract to reimburse Jackson for expenses incurred in establishing and maintaining records relating to the contract. The contract maintenance charge is assessed on each anniversary of the contract date that occurs prior to the annuity date or in conjunction with a total withdrawal, as applicable. This charge is only imposed if the contract value is less than $50,000 on the date when the charge is assessed.

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Optional Benefit Charges. The following contract owner charges are optional benefit charges:

Guaranteed Minimum Withdrawal Benefit Charge. If this benefit has been selected, Jackson will assess an annual charge of 0.51% to 1.86%, depending on the contract, of the guaranteed withdrawal balance. The charge will be deducted each calendar quarter from the contract value by redemption of contract units.

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily charge for administrative expenses from the net assets of the Separate Account equivalent to an annual rate of 0.15%. The administration charge is designed to reimburse Jackson for administrative expenses related to the Separate Account and its contracts and reduces the contract unit value.

Jackson deducts a daily base contract charge from the net assets of the Separate Account equivalent to an annual rate of 1.35% for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. The expense risk assumed by Jackson is that the actual cost of administering the contracts of the Separate Account may exceed the amount received from the administration charge and the contract maintenance charge.

Premium Taxes. Some states and other governmental entities charge premium taxes or other similar taxes. Jackson pays these taxes and may make a deduction from the value of the contract for them. Premium taxes generally range from 0% to 3.5% of the contract value depending on the state.

NOTE 4. Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements were issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

KPMG LLP
Aon Center Suite 5500
200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account III:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise Jackson National Separate Account III (the Separate Account), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.
Chicago, Illinois March 28, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and liabilities as of December 31, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

JNL Aggressive Growth Allocation Fund - Class A
JNL Conservative Allocation Fund - Class A
JNL Growth Allocation Fund - Class A
JNL iShares Tactical Growth Fund - Class A
JNL iShares Tactical Moderate Fund - Class A
JNL iShares Tactical Moderate Growth Fund - Class A
JNL Moderate Allocation Fund - Class A
JNL Moderate Growth Allocation Fund - Class A
JNL Multi-Manager Alternative Fund - Class A
JNL Multi-Manager Emerging Markets Equity Fund - Class A
JNL Multi-Manager Mid Cap Fund - Class A
JNL Multi-Manager Small Cap Growth Fund - Class A
JNL Multi-Manager Small Cap Value Fund - Class A
JNL/American Funds Balanced Fund - Class A
JNL/American Funds Capital Income Builder Fund - Class A
JNL/American Funds Capital World Bond Fund - Class A
JNL/American Funds Global Growth Fund - Class A
JNL/American Funds Global Small Capitalization Fund - Class A
JNL/American Funds Growth Allocation Fund - Class A
JNL/American Funds Growth Fund - Class A
JNL/American Funds Growth-Income Fund - Class A
JNL/American Funds International Fund - Class A
JNL/American Funds Moderate Growth Allocation Fund - Class A
JNL/American Funds New World Fund - Class A
JNL/American Funds Washington Mutual Investors Fund - Class A
JNL/AQR Large Cap Defensive Style Fund - Class A
JNL/Baillie Gifford International Growth Fund - Class A
JNL/BlackRock Global Allocation Fund - Class A
JNL/BlackRock Global Natural Resources Fund - Class A
JNL/BlackRock Large Cap Select Growth Fund - Class A
JNL/Causeway International Value Select Fund - Class A
JNL/ClearBridge Large Cap Growth Fund - Class A
JNL/DFA International Core Equity Fund - Class A
JNL/DFA U.S. Core Equity Fund - Class A
JNL/DFA U.S. Small Cap Fund - Class A
JNL/DoubleLine Core Fixed Income Fund - Class A
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A

JNL/DoubleLine Total Return Fund - Class A
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class A
JNL/First Sentier Global Infrastructure Fund - Class A
JNL/Franklin Templeton Income Fund - Class A
JNL/Goldman Sachs 4 Fund - Class A
JNL/Goldman Sachs Managed Aggressive Growth Fund - Class A
JNL/Goldman Sachs Managed Conservative Fund - Class A
JNL/Goldman Sachs Managed Growth Fund - Class A
JNL/Goldman Sachs Managed Moderate Fund - Class A
JNL/Goldman Sachs Managed Moderate Growth Fund - Class A
JNL/GQG Emerging Markets Equity Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class A
JNL/Heitman U.S. Focused Real Estate Fund - Class A
JNL/Invesco Diversified Dividend Fund - Class A
JNL/Invesco Global Growth Fund - Class A
JNL/Invesco Small Cap Growth Fund - Class A
JNL/JPMorgan Global Allocation Fund - Class A
JNL/JPMorgan Hedged Equity Fund - Class A
JNL/JPMorgan MidCap Growth Fund - Class A
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class A
JNL/JPMorgan U.S. Value Fund - Class A
JNL/Lazard International Strategic Equity Fund - Class A
JNL/Loomis Sayles Global Growth Fund - Class A
JNL/Lord Abbett Short Duration Income Fund - Class A
JNL/Mellon Bond Index Fund - Class A
JNL/Mellon Communication Services Sector Fund - Class A
JNL/Mellon Consumer Discretionary Sector Fund - Class A
JNL/Mellon Consumer Staples Sector Fund - Class A
JNL/Mellon Dow Index Fund - Class A
JNL/Mellon Emerging Markets Index Fund - Class A
JNL/Mellon Energy Sector Fund - Class A
JNL/Mellon Financial Sector Fund - Class A
JNL/Mellon Healthcare Sector Fund - Class A
JNL/Mellon Industrials Sector Fund - Class A
JNL/Mellon Information Technology Sector Fund - Class A
JNL/Mellon International Index Fund - Class A
JNL/Mellon Materials Sector Fund - Class A
JNL/Mellon Nasdaq® 100 Index Fund - Class A
JNL/Mellon Real Estate Sector Fund - Class A
JNL/Mellon S&P 400 MidCap Index Fund - Class A
JNL/Mellon S&P 500 Index Fund - Class A
JNL/Mellon Small Cap Index Fund - Class A
JNL/Mellon U.S. Stock Market Index Fund - Class A
JNL/Mellon Utilities Sector Fund - Class A

JNL/Mellon World Index Fund - Class A
JNL/MFS Mid Cap Value Fund - Class A
JNL/Morningstar U.S. Sustainability Index Fund - Class A
JNL/Morningstar Wide Moat Index Fund - Class A
JNL/Neuberger Berman Strategic Income Fund - Class A
JNL/Newton Equity Income Fund - Class A
JNL/PIMCO Income Fund - Class A
JNL/PIMCO Investment Grade Credit Bond Fund - Class A
JNL/PIMCO Real Return Fund - Class A
JNL/PPM America Floating Rate Income Fund - Class A
JNL/PPM America High Yield Bond Fund - Class A
JNL/PPM America Total Return Fund - Class A
JNL/RAFI Fundamental U.S. Small Cap Fund - Class A
JNL/RAFI Multi-Factor U.S. Equity Fund - Class A
JNL/T. Rowe Price Balanced Fund - Class A
JNL/T. Rowe Price Capital Appreciation Fund - Class A
JNL/T. Rowe Price Established Growth Fund - Class A
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A
JNL/T. Rowe Price Short-Term Bond Fund - Class A
JNL/T. Rowe Price U.S. High Yield Fund - Class A
JNL/T. Rowe Price Value Fund - Class A
JNL/Vanguard Growth ETF Allocation Fund - Class A
JNL/Vanguard Moderate ETF Allocation Fund - Class A
JNL/Vanguard Moderate Growth ETF Allocation Fund - Class A
JNL/WCM Focused International Equity Fund - Class A
JNL/Westchester Capital Event Driven Fund - Class A
JNL/Western Asset Global Multi-Sector Bond Fund - Class A
JNL/William Blair International Leaders Fund - Class A
JNL/WMC Balanced Fund - Class A
JNL/WMC Equity Income Fund - Class A
JNL/WMC Global Real Estate Fund - Class A
JNL/WMC Government Money Market Fund - Class A
JNL/WMC Value Fund - Class A
JNL Multi-Manager International Small Cap Fund - Class A
JNL/American Funds Bond Fund of America Fund - Class A

Statement of assets and liabilities as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in net assets for the year then ended and for the period from April 25, 2022 (inception) to December 31, 2022.

JNL/AB Sustainable Global Thematic Fund - Class A

Jackson National Life Insurance Company

Statutory Financial Statements
December 31, 2023

1

Jackson National Life Insurance Company

Index to Statutory Financial Statements

________________________________________________________________________________________________

2

x
KPMG LLP
Aon Center
Suite 5500
200 E. Randolph Street
Chicago, IL 60601-6436

Independent Auditors' Report

The Audit and Risk Management Committee of the Board of Directors
Jackson National Life Insurance Company:

Opinions

We have audited the financial statements of Jackson National Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023 in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

3

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

● Exercise professional judgment and maintain professional skepticism throughout the audit.

● Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

● Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

● Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

● Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental schedule of selected financial data, supplemental investment risks interrogatories, summary investment schedule, and reinsurance risk interrogatories is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Michigan Department of Insurance and Financial Services. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Chicago, Illinois
March 22, 2024

Jackson National Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
(In thousands, except for share information)

	December 31,
	2023	2022
Admitted Assets
Bonds	$38,257,780	$44,080,473
Preferred stocks, at statement value (cost: 2023, $202,132; 2022, $113,825)	172,812	79,449
Common stocks - unaffiliated, at fair value (cost: 2023, $391,632; 2022, $450,764)	384,287	428,001
Common stocks - affiliated, on equity basis (cost: 2023, $726,278; 2022, $609,179)	721,254	603,128
Cash, cash equivalents, and short-term investments	2,064,327	4,158,359
Mortgage loans	10,278,312	11,588,720
Policy loans	4,241,716	4,223,154
Limited partnership interests	1,981,198	2,433,042
Real estate	226,592	236,841
Derivatives	84,816	832,749
Other invested assets	163,941	258,476
Total cash and invested assets	58,577,035	68,922,392

Investment income due and accrued	585,905	633,062
Premiums deferred and uncollected	203,084	234,195
Federal income taxes receivable	—	128,217
Net deferred tax asset	606,942	781,090
Amounts due from reinsurers	139,989	224,241
Receivable for derivatives	757,312	—
Admitted disallowed IMR	252,977	—
Other admitted assets	4,688	1,690
Separate account assets	208,449,179	183,704,207
Total admitted assets	$269,577,111	$254,629,094

Liabilities, Capital and Surplus
Liabilities:
Aggregate reserves for life, accident and health and annuity contracts	$25,250,874	$27,779,493
Liability for deposit-type contracts	9,011,732	9,691,716
Policy and contract claims	760,037	857,769
Other contract liabilities	(31,727)	(31,400)
Remittances in process	40,834	29,334
Interest maintenance reserve	—	218,795
Commissions payable and expense allowances on reinsurance assumed	126,297	109,467
Asset valuation reserve	489,670	986,974
Funds held under reinsurance treaties with unauthorized reinsurers	3,628,585	3,588,452
Funds held under coinsurance	18,856,107	22,550,117
General expenses and taxes due and accrued	210,509	190,954
Accrued transfers to separate accounts	(4,499,524)	(5,068,709)
Borrowed money and interest thereon	307,618	62,358
Repurchase agreements	—	1,011,762
Payable for securities lending	13,050	23,316
Derivatives	904,691	1,710,737
Federal income tax payable	721	—
Other liabilities	1,405,836	1,226,334
Separate account liabilities	208,449,179	183,704,207
Total liabilities	264,924,489	248,641,676
Capital and Surplus:
Capital stock (par value $1.15 per share; 50,000 shares authorized;
12,000 shares issued and outstanding)	13,800	13,800
Surplus notes	249,817	249,769
Gross paid-in and contributed surplus	4,631,055	4,781,055
Aggregate write-ins for special surplus funds	252,977	—
Unassigned surplus	(495,027)	942,794
Total capital and surplus	4,652,622	5,987,418
Total liabilities, capital and surplus	$269,577,111	$254,629,094

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Operations
(In thousands)

	Years Ended December 31,
	2023	2022	2021
Income:
Premiums and annuity considerations	$13,227,578	$16,204,649	$19,845,301
Considerations for supplementary contracts with life contingencies	1,443	4,942	7,010
Net investment income	2,854,547	3,259,909	3,491,801
Amortization of interest maintenance reserve	(732,212)	108,459	182,273
Separate Accounts net gain from operations excluding unrealized gains or losses	210,502	152,511	6,293
Commissions and expense allowances on reinsurance ceded	54,250	56,511	67,993
Fee income	5,465,127	5,451,822	5,555,531
Other income	612,302	628,393	699,019
Total income	21,693,537	25,867,196	29,855,221
Benefits and other deductions:
Death and other benefits	24,334,421	21,213,881	25,011,763
Increase (decrease) in aggregate reserves	(2,528,619)	482,195	(1,344,167)
Commissions	1,752,864	1,865,652	2,168,761
General insurance expenses	767,894	637,103	722,125
Taxes, licenses and fees	40,014	56,745	44,784
Amortization of value of business acquired and goodwill	—	32,752	49,128
Interest on funds withheld treaties	1,169,449	1,195,917	1,198,329
Change in loading and other	(1,551)	(156)	289
Reinsurance on in-force business	(10,186)	(162,654)	(96,352)
Reinsurance on in-force business - Athene	(109,611)	(84,818)	(77,860)
Net transfers from separate accounts	(6,514,054)	(3,495,689)	(2,926,856)
Total benefits and other deductions	18,900,621	21,740,928	24,749,944
Gain from operations before federal income tax expense and net
realized capital losses	2,792,916	4,126,268	5,105,277
Dividends to policyholders	8,386	7,674	8,835
Gain from operations after dividends to policyholders and before federal income taxes	2,784,530	4,118,594	5,096,442
Federal income tax expense	966,356	96,261	883,790
Gain from operations before net realized capital losses	1,818,174	4,022,333	4,212,652

Net realized capital losses, less tax benefit of $545,555, $69,775, and $1,008,921 in 2023, 2022, and 2021, respectively, excluding tax benefit of $342,797 in 2023, tax benefit of $68,678 in 2022, and tax expense of $135,159 in 2021 transferred to the IMR	(1,939,868)	(334,731)	(4,076,745)
Net income	$(121,694)	$3,687,602	$135,907

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Capital and Surplus
(In thousands)

			Surplus
	Capital	Surplus	Gross paid-in and	Special
	stock	notes	contributed	Funds	Unassigned	Total

Balances at December 31, 2020	$13,800	$249,680	$4,006,055	$—	$510,975	$4,780,510
Net income	—				135,907	135,907
Change in net unrealized capital gains and losses	—	—	—	—	(95,220)	(95,220)
Change in net unrealized foreign exchange capital gains and losses	—	—	—	—	4,127	4,127
Change in net deferred income tax	—	—	—	—	148,051	148,051
Change in asset valuation reserve	—	—	—	—	(44,497)	(44,497)
Change in non-admitted assets	—	—	—	—	(28,333)	(28,333)
Change in liability for reinsurance in						—
unauthorized companies	—	—	—	—	(3,192)	(3,192)
Change in surplus in separate accounts	—	—	—	—	(6,293)	(6,293)
Surplus withdrawn from separate accounts	—	—	—	—	6,293	6,293
Surplus notes accretion	—	44	—	—	—	44
Change in surplus as a result of reinsurance	—	—	—	—	(174,212)	(174,212)
Paid-in surplus	—	—	1,375,000	—	—	1,375,000

Balances at December 31, 2021	$13,800	$249,724	$5,381,055	$—	$453,606	$6,098,185
Net income	—	—	—	—	3,687,602	3,687,602
Change in net unrealized capital gains and losses	—	—	—	—	(1,960,366)	(1,960,366)
Change in net deferred income tax	—	—	—	—	(529,550)	(529,550)
Change in asset valuation reserve	—	—	—	—	(472,560)	(472,560)
Change in non-admitted assets	—	—	—	—	7,579	7,579
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	3,954	3,954
Change in surplus in separate accounts	—	—	—	—	(152,511)	(152,511)
Surplus withdrawn from separate accounts	—	—	—	—	152,511	152,511
Surplus notes accretion	—	45	—	—	—	45
Change in surplus as a result of reinsurance	—	—	—	—	(247,471)	(247,471)
Paid-in surplus	—	—	(600,000)	—	—	(600,000)

December 31, 2022	13,800	249,769	4,781,055	—	942,794	5,987,418

Net income	—	—	—	—	(121,694)	(121,694)
Change in net unrealized capital gains and losses	—	—	—	—	(652,825)	(652,825)
Change in net deferred income tax	—	—	—	—	398,028	398,028
Change in asset valuation reserve	—	—	—	—	497,303	497,303
Change in non-admitted assets	—	—	—	—	(768,985)	(768,985)
Change in liability for reinsurance in
unauthorized companies	—	—	—	—	33,126	33,126
Change in surplus in separate accounts	—	—	—	—	(210,502)	(210,502)
Surplus withdrawn from separate accounts	—	—	—	—	210,502	210,502
Surplus notes accretion	—	48	—	—	—	48
Change in surplus as a result of reinsurance	—	—	—	—	(119,797)	(119,797)
Dividends to stockholders	—	—	—	—	(450,000)	(450,000)
Change in special surplus funds	—	—	—	252,977	(252,977)	—
Paid-in surplus	—	—	(150,000)	—	—	(150,000)
Balances at December 31, 2023	$13,800	$249,817	$4,631,055	$252,977	$(495,027)	$4,652,622
See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Statutory Statements of Cash Flow
(In thousands)

	Years Ended December 31,
	2023	2022	2021
Cash from operations:
Operating receipts:
Premiums and annuity considerations	$13,259,779	$16,199,182	$19,748,533
Net investment income	2,489,559	2,775,799	2,571,941
Other	6,118,652	6,134,568	6,296,909
Total cash received from operations	21,867,990	25,109,549	28,617,383
Operating disbursements:
Benefit payments	24,164,287	20,952,875	24,450,073
Commissions, general expenses and taxes	2,951,813	2,529,558	2,828,019
Net transfers to separate accounts	(6,861,123)	(3,906,152)	(2,734,870)
Federal income taxes	(22,120)	(11,679)	(396,456)
Total cash disbursed from operations	20,232,857	19,564,602	24,146,766
Net cash from operations	1,635,133	5,544,947	4,470,617
Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	7,790,462	10,958,764	18,659,461
Stocks	239,491	44,234	35,144
Mortgage loans	2,077,633	1,682,161	1,739,701
Real estate	4,419	200	1,397
Limited partnerships and other invested assets	(1,555,962)	3,823,308	(2,006,481)
Total investment proceeds	8,556,043	16,508,667	18,429,222
Cost of investments acquired:
Bonds	2,828,856	7,850,163	13,216,280
Stocks	195,331	219,890	122,894
Mortgage loans	837,867	1,750,467	2,415,893
Real estate	2,263	1,800	1,280
Limited partnerships and other invested assets	2,352,696	4,362,433	3,598,286
Total investments acquired	6,217,013	14,184,753	19,354,633
Net (increase) decrease in policy loans	(18,278)	126,933	46,782
Net cash from (used in) investments	2,320,752	2,450,847	(878,629)
Cash from financing and miscellaneous sources:
Cash provided (applied):
Paid in surplus	(150,000)	(600,000)	1,375,000
Borrowed funds	244,961	(5,039)	(385,040)
Net deposits on deposit-type contracts	(1,143,229)	(113,792)	(2,585,805)
Other	(4,551,649)	(4,170,118)	(2,189,275)
Net cash used in financing and miscellaneous sources	(6,049,917)	(4,888,949)	(3,785,120)

Net change in cash, cash equivalents and short-term investments	(2,094,032)	3,106,845	(193,132)

Cash, cash equivalents and short-term investments at beginning of year	4,158,359	1,051,514	1,244,646

Cash, cash equivalents and short-term investments at end of year	$2,064,327	$4,158,359	$1,051,514

Cash flow information for non-cash transactions:
Debt and equity securities acquired from exchange transactions	$446,817	$402,464	$—
Debt and equity securities disposed from exchange transactions	$437,006	$—	$—
Transfer of debt securities for other invested assets	$—	$104,427	$457,657
Non-cash financial assets acquired from subsidiary	$—	$80,370	$—
Non-cash exchange of financial assets with parent	$—	$24,582	$—
Non-cash financial assets transferred to subsidiary	$8,156	$14,412	$—
Non-cash financial assets transferred to separate account	$222,116	$—	$—

See accompanying Notes to Statutory Financial Statements.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

Note 1 - Organization

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by Jackson Financial Inc. (“Jackson Financial”). Jackson Financial was a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson Financial's demerger from Prudential was completed on September 13, 2021 ("Demerger"), and Jackson Financial is a stand-alone U.S. public company. Prudential retained an equity interest in Jackson Financial after the Demerger. As a result of sales subsequent to the Demerger, Prudential has no remaining equity interest in the Company as of June 30, 2023.

Jackson is licensed to sell group and individual annuity products (including immediate, fixed index, deferred fixed, variable, and registered index-linked annuities) and individual life insurance products in 49 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium-term note funding agreements. There is not substantial doubt about the Company’s ability to continue as a going concern.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation
The accompanying financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (“statutory”), which vary in some respects from U.S. generally accepted accounting principles (“GAAP”) and include the following:

1.the costs related to acquiring business, principally commissions, bonus interest on certain products and certain policy issue and underwriting costs, are charged to income in the year incurred and, thus, are not capitalized and amortized over the periods benefited;

2.recognition of the value of business acquired (“VOBA”) and goodwill is limited and is amortized over the life of the business acquired, up to ten years;

3.assets must be included in the statement of admitted assets, liabilities, capital and surplus at "admitted asset value," with "non-admitted assets" excluded through a charge to surplus;

4.bonds are generally carried at amortized cost and, for investments carried at fair value, changes in investment valuations are recorded in surplus (under GAAP, investments are generally carried at fair value, amortized cost for mortgage loans and policy loans, with changes in valuation recorded in other comprehensive income);

5.investments in subsidiaries or companies where Jackson has a controlling interest or is the primary beneficiary of a variable interest entity are reported as investments, but are consolidated under GAAP;

6.the indexed portion of registered index-linked annuities are included in separate accounts for statutory reporting;

7.current expected credit losses (“CECL”) on certain financial assets are not included herein, but are required for GAAP;

8.a net deferred tax asset (“DTA”), for the tax effect of timing differences between book and tax assets and liabilities, is only reported as an admitted asset to the extent that it is realizable within three years and represents less than 15% of capital and surplus (adjusted to exclude any net DTAs, electronic data processing (“EDP”) equipment and operating system software and any net positive goodwill), subject to limits set by Statement of Statutory Accounting Principles (“SSAP”) No. 101, with the change in net deferred tax asset or liability being recorded directly to surplus;

9.assets and liabilities for certain derivative contracts are reported net for statutory, but are reported gross under GAAP;

10.for derivative instruments carried at fair value, changes in fair value are recorded directly to surplus (under GAAP, derivative instruments are carried at fair value with changes in fair value generally recorded in income);

11.future policy benefit reserves for life insurance are based on statutory mortality and interest requirements without the consideration of withdrawals;

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
12.the Commissioners’ Annuity Reserve Valuation Method (“CARVM”) expense allowance associated with statutory reserving practices for deferred variable annuities held in the separate accounts is reported in the general account as a negative liability;

13.reserve credits for reinsurance ceded are netted against the reserve liability, but are reported as assets under GAAP;

14.surplus notes issued by the Company are recorded as surplus rather than as a liability under GAAP;

15.an asset valuation reserve (“AVR”) is established by a direct charge to surplus to offset future potential credit related investment losses;

16.realized gains and losses, net of tax, resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the approximate remaining life of the investment sold;

17.gains or losses resulting from market value adjustments (“MVA”) on policies and contracts backed by assets that are valued at book/adjusted carrying value are deferred in the IMR and amortized in a manner consistent with the determination of the MVA;

18.premiums for universal life and investment-type products, other than GICs and annuities certain, are recognized as income, but are accounted for as deposits to policyholders' accounts under GAAP;

19.net after tax gains on reinsurance transactions comprised of contracts in force at the date of the transaction are excluded from net income and recorded directly to surplus, and amortized into income as earnings emerge from the business reinsured;

20.statements of cash flow are prepared under a prescribed format, which differs from the indirect format under GAAP; and

21.there is no presentation of comprehensive income.

The effects on the financial statements of the variances between the statutory accounting practices described above and US generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Certain amounts in the 2022 and 2021 statutory financial statements have been reclassified to conform to the 2023 presentation.

The Department of Insurance and Financial Services (“DIFS”) recognizes statutory accounting practices prescribed or permitted by the state of Michigan for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Michigan Insurance Law. The DIFS has adopted the National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) to the extent that the accounting practices, procedures, and reporting standards are not modified by the Michigan Insurance Code. The state of Michigan has adopted certain prescribed accounting practices that differ from those defined in NAIC SAP. The commissioner of insurance also has the right to permit other specific practices that deviate from prescribed practices.

Under Michigan law, the value of the book of business arising from the acquisition of a subsidiary or through reinsurance may be recognized as an admitted asset if certain criteria are met. In NAIC SAP, goodwill may be admitted in amounts not to exceed 10% of an insurer’s capital and surplus, as adjusted, and is eliminated in the event of a merger.

As a result of an acquisition accounted for as a statutory purchase in accordance with SSAP No. 68, the Company had goodwill attributed to the VOBA, with the remaining VOBA balance fully amortized as of August 31, 2022.

The Valuation of Life Insurance Policies Model Regulation (“Model 830”, also known as Regulation XXX), was effective for NAIC SAP in 2000.  The state of Michigan did not permit Model 830 for reserve calculations until January 1, 2002.  Thus, reserves for life business issued in calendar years 2000-2001 are not valued according to Model 830 and NAIC SAP, but rather, are valued under the prior method of the Standard Valuation Law, referred to as the ‘unitary’ method.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Actuarial Guideline XXXV (“Actuarial Guideline 35”) was adopted by the NAIC in December 1998. The purpose of Actuarial Guideline 35 is to interpret the standards for the valuation of statutory reserves for fixed index annuities. NAIC SAP requires application of Actuarial Guideline 35 for all fixed index annuities issued after December 31, 2000. Michigan law prescribes the valuation of fixed index annuities without consideration of Actuarial Guideline 35. As a result, and as demonstrated in the Company’s reconciliation of net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan below, Actuarial Guideline 35 is not reflected in the Company’s accounts as of December 31, 2023 and 2022.

Reconciliation to NAIC SAP
A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan is shown below (in millions):

	Years Ended December 31,
	2023	2022	2021

Net income (loss), as stated herein	$(121.7)	$3,687.6	$135.9
Adjustments - prescribed practices:
Valuation of Life Insurance Policies Model Regulation (XXX):
Decrease in aggregate reserves for life and accident
and health policies and contracts	0.4	0.8	0.2
Actuarial Guideline 35:
Decrease/(increase) in aggregate reserves for life and
accident and health policies and contracts	(11.1)	3.8	(29.5)
Amortization of value of business acquired	—	32.8	49.1
Prescribed practices adjustment	(10.7)	37.4	19.8
Tax effect of prescribed practice differences	—	—	6.2
Net income, NAIC SAP	$(132.4)	$3,725.0	$161.9

	December 31,
	2023	2022

Statutory Capital and Surplus, as stated herein	$4,652.6	$5,987.4
Adjustments - prescribed practices:
Aggregate reserve for life policies and contracts
Valuation of Life Insurance Policies Model Regulation (XXX):
Reserve per Michigan basis	6.1	6.4
Reserve per NAIC SAP	16.0	16.7
Model Regulation (XXX) adjustment	(9.9)	(10.3)

Actuarial Guideline 35:
Reserve per Michigan basis	437.9	293.2
Reserve per NAIC SAP	475.2	319.4
Actuarial Guideline 35 adjustment	(37.3)	(26.2)
Tax effect of prescribed practice differences	2.6	4.2
Net impact of prescribed practices	(44.6)	(32.3)
Statutory capital and surplus, NAIC SAP	$4,608.0	$5,955.1

Cybersecurity Event
In 2023, Jackson determined that Jackson’s information at one of our third-party vendors, Pension Benefit Information, LLC (“PBI”), was impacted by a cybersecurity breach involving Progress Software Corporation’s MOVEit Transfer software. The PBI service helps Jackson to identify possible beneficiaries for death benefits. According to PBI, an unknown actor exploited a MOVEit software flaw to access PBI’s systems and download certain data. Our assessment indicated that personally identifiable information relating to approximately 850,000 of Jackson’s customers was obtained by that unknown actor from PBI’s systems. PBI informed Jackson that it rectified the MOVEit vulnerability.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Separately, Jackson experienced unauthorized access to two servers as a result of the MOVEit flaw; however, the scope and nature of the data accessed on those servers was significantly less than the PBI impact. Our assessment was that a subset of information relating to certain partner organizations and individuals, including certain customers of Jackson, was obtained from the two affected servers.

At this time, we do not believe the incident or related litigation will have a material adverse effect on the business, operations, or financial results of the Company.

New and Pending Accounting Pronouncements
In August 2023, the NAIC adopted revisions to SSAP No. 26R - Bonds; SSAP No. 43R - Loan-Backed and Structured Securities; and other SSAPs (e.g., SSAP No. 21R - Other Admitted Assets, and SSAP No. 86 - Derivatives) to incorporate the principles-based bond definition into statutory accounting guidance and amend the accounting for certain asset-backed securities and investments not classified as bonds. In December 2023, SSAP No. 2R - Cash, Cash Equivalents, Drafts, and Short-Term Investments, was also revised to exclude certain securities from being reported as a cash equivalents or short-term investments. The amendments are effective January 1, 2025. The Company is currently in the process of evaluating the impact of the new guidance.

Estimates
The preparation of the accompanying financial statements and notes requires the use of estimates and assumptions about future events that affect the amounts reported in the financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is other-than-temporary; 2) assumptions used in calculating policy reserves and liabilities, including, but not limited to mortality rates, policyholder behavior, expenses, investment returns, policy crediting rates and future hedging activity; 3) assumptions as to future earnings levels being sufficient to realize deferred tax benefits and whether or not certain deferred tax assets will reverse within three years; 4) estimates related to liabilities for lawsuits and establishment of liability for state guaranty fund assessments; and 5) assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors as deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the financial statements in the periods the estimates are changed.

Investments
Bonds, excluding loan-backed and structured securities, are stated at amortized cost except those with an NAIC designation of “6,” which are stated at the lower of amortized cost or fair value. Acquisition premiums and discounts are amortized into investment income through call or maturity dates using the effective interest method.

Jackson recognizes an other-than-temporary impairment ("OTTI") for non-loan-backed securities when the Company does not expect full recovery of amortized cost. These impairment losses are recognized in net realized capital losses for the full difference between fair value and amortized cost.

Loan-backed and structured securities, hereafter collectively referred to as “loan-backed securities,” are also stated at amortized cost except those with an NAIC carry rating of “6,” which are carried at the lower of amortized cost or fair value. The retrospective adjustment method is used to value loan-backed securities where the collection of all contractual cash flows is probable. For loan-backed securities where the collection of all contractual cash flows is not probable, the Company:

•Recognizes the accretable yield over the life of the loan-backed security as determined at the acquisition or transaction date;
•Continues to estimate cash flows expected to be collected at least quarterly; and
•Recognizes an other-than-temporary impairment loss if the loan-backed security is impaired (i.e., the fair value is less than the amortized cost basis) and if the Company does not expect to recover the entire amortized cost basis when compared to the present value of cash flows expected to be collected.

Investments are reduced to estimated fair value (discounted cash flows for loan-backed securities) for declines in value that are determined to be other-than-temporary. In determining whether an other-than-temporary impairment has occurred, the Company considers a security’s forecasted cash flows as well as the severity and duration of depressed fair values.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

If the Company intends to sell an impaired loan-backed security or does not have the intent and ability to retain the impaired loan-backed security for a period of time sufficient to recover the amortized cost basis, an other-than-temporary impairment has occurred. In these situations, the other-than-temporary impairment loss recognized is the difference between the amortized cost basis and fair value. For loan-backed securities, the credit portion of the recognized loss is recorded to the AVR and the non-credit portion is recorded to the IMR. If the Company does not expect to recover the entire amortized cost basis when compared to the present value of cash flows expected to be collected, it cannot assert that it has the ability to recover the loan-backed security’s amortized cost basis even though it has no intent to sell and has the intent and ability to retain the loan-backed security. Therefore, an other-than-temporary impairment has occurred and a realized loss is recognized for the non-interest related decline, which is calculated as the difference between the loan-backed security’s amortized cost basis and the present value of cash flows expected to be collected. For situations where an other-than-temporary impairment is recognized, the previous amortized cost basis less the other-than-temporary impairment recognized as a realized loss becomes the new amortized cost basis of the loan-backed security. The new amortized cost basis is not adjusted for subsequent recoveries in fair value. Therefore, the prospective adjustment method is used for periods subsequent to other-than-temporary impairment loss recognition.

Unaffiliated common stocks are stated at fair value. The Company’s investments in subsidiaries are recorded based on the equity method. Insurance subsidiaries are reported at their audited statutory capital and surplus and non-insurance subsidiaries are carried at their audited equity as determined under GAAP. The Company has non-admitted $5.0 million of the unaudited equity of five subsidiaries in 2023. The Company had non-admitted $6.1 million of the unaudited equity of seven subsidiaries in 2022. Included in common stocks is the Company’s 100% interest in the common stock of Jackson National Life Insurance Company of New York (“Jackson New York”). Jackson New York's financial statements are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services. The State of New York has adopted certain prescribed practices that differ from those found in NAIC SAP:

•Reserves for fixed deferred annuities are valued under Continuous CARVM according to New York insurance law, rather than Curtate CARVM according to NAIC SAP.
•For variable annuity reserves, New York insurance law incorporates Valuation Manual-21 ("VM-21") but also includes an additional floor calculation. Jackson New York reserves are not valued solely under VM-21 according to NAIC SAP, but rather, are valued with the additional floor calculation according to New York insurance law.
•For payout business, New York insurance law requires an adapted version of Valuation Manual-22 ("VM-22") for purposes of defining minimum reserve standards, thus, reserves for payout business are not valued according to VM-22 as defined by the NAIC SAP, but rather, are valued per New York regulation.

The effect of the prescribed practice is an increase to income of $6.3 million and a decrease to surplus of $23.0 million. The risk based capital of Jackson New York would not have triggered a regulatory event had it not used these prescribed practices according to New York insurance law.

Preferred stocks are stated at cost, except those with an NAIC Securities Valuation Office rating of “4” to “6,” which are reported at the lower of cost or fair value.

Limited partnership interests, including limited liability company interests, are carried at fair value.

Distributions of earnings from these entities are recorded as investment income and unrealized gains and losses are credited or charged directly to surplus. Included in limited partnership interests was $69.0 million and $71.3 million at December 31, 2023 and 2022, respectively, of the Company’s 100% ownership of member interests in the following entities: Jackson National Asset Management, LLC, a registered investment advisor and transfer agent; and Jackson National Life Distributors, LLC, a registered broker-dealer. The Company has non-admitted its 100% ownership interests totaling $17.9 million and $16.8 million at December 31, 2023 and 2022, respectively, in Squire Reassurance Company LLC, a captive reinsurance company; PGDS (US One), LLC, which provided certain services to Jackson and certain former affiliates; and Hermitage Management, LLC (“Hermitage”), which holds and manages certain real estate related investments.

The Company also acquires controlling ownership interests in companies through troubled debt restructuring arrangements. These investments are held for sale and are not operated as subsidiaries. These equity investments are carried at fair value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Derivative instruments afforded hedge accounting treatment are accounted for in a manner consistent with the hedged items. Derivative instruments not afforded hedge accounting treatment are stated at fair value. See Note 5 for more information on derivative instruments. The Company generally does not account for derivative instruments as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed.

Cash and short-term investments, which primarily include high quality money market instruments, are carried at amortized cost. These investments have original maturities of twelve months or less, and are considered cash equivalents for reporting cash flow.

Mortgage loans are carried at aggregate unpaid principal balances, net of unamortized discounts and premiums, impairments and any allowance for loan losses.

On a periodic basis, Jackson assesses the mortgage loan portfolio for the need for an allowance for loan losses. In determining its allowance for loan losses, the Company evaluates each loan to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The allowance includes loan specific reserves for loans that are determined to be non-performing as a result of this loan review process. The loan specific portion of the loss allowance is based on the Company’s assessment as to ultimate collectability of loan principal and interest, or other value expected in lieu of loan principal and interest. This review contemplates a variety of factors which may include, but are not limited to, current economic conditions, the physical condition of the property, the financial condition of the borrower, and the near and long-term prospects for change in these conditions. Changes in the allowance for loan losses are recorded in surplus.

Separately, Jackson also reviews individual loans in the portfolio for impairment charge-off based on an assessment of the factors identified above. Impairments deemed other-than-temporary requiring charge-off are recorded initially against the established loan loss allowance if any, and, if necessary, any additional amounts are recorded as realized losses. As deemed necessary based on cash flow expectations and other factors, Jackson may place loans on non-accrual status. In this case, all cash received is applied against the carrying value of the loan.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. Policy loans are carried at unpaid principal balances.

Real estate is carried at depreciated cost and net of encumbrances. Buildings are depreciated over their estimated useful life, up to 40 years.

Realized capital gains and losses are recorded at the date of sale and are calculated on a specific cost identification basis.

Life and Annuity Reserves
Aggregate reserves for life insurance policies are based on statutory mortality and interest requirements without consideration for withdrawals. With respect to ordinary policies, the mortality assumptions range from the American Experience Table to the 1980/2017 Commissioners’ Standard Ordinary Tables with interest assumptions ranging from 1.00% to 7.00%. With respect to older industrial policies, the mortality assumptions range from the American Experience Table to the 1961 Commissioners’ Standard Industrial Table with interest assumptions ranging from 2.50% to 6.00%. As of December 31, 2023 and 2022, 30% and 31%, respectively, of the life reserves were calculated on a net level reserve basis and 70% and 69%, respectively, were calculated on a modified reserve basis.

As it relates to VM-20, the Company meets the conditions for exemption under Subsection 1.G.2.b. of the Valuation Manual and filed the statement of exemption required by Subsection 1.G.1. of the Valuation Manual with the State of Michigan DIFS in a letter dated April 26, 2022. Because all conditions outlined in Subsection 1.G.1. have been met for continued use, all policies issued since 2022 are also covered by this statement of exemption and follow reserving standards mentioned above.

Reserves for variable annuity and registered index-linked annuity ("RILA") products and related guarantees are determined using Actuarial Guideline 43 and VM-21.  Reserves are set equal to the stochastic reserve plus the additional standard projection amount. The stochastic reserve uses prudent estimate assumptions for items such as expenses, mortality and policyholder behavior, as well as “real world” stochastically generated equity and interest rate scenarios. The additional standard projection amount is based on assumptions prescribed by the regulation. Both the additional standard projection amount and stochastic reserve are adjusted to reflect the impact of hedge instruments owned on the valuation date, and the stochastic reserve is adjusted to reflect future assumed hedging activity.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
As previously described in Note 1, Michigan law prescribes the valuation of fixed index annuities without consideration of Actuarial Guideline 35.

The majority of all other annuity reserves and GIC deposits are established with an interest rate assumption ranging from 2.25% to 8.75% and are carried at the greater of the cash surrender value or the greatest present value of the guaranteed benefits discounted at statutory valuation interest rates.

Jackson and Jackson National Life Global Funding have established a $27.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The liability for the outstanding balances at December 31, 2023 and 2022 totaled $5.7 billion and $5.9, respectively and these liabilities are included in liability for deposit-type contracts. Issued instruments representing obligations denominated in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps.

Jackson is a member of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI and held in the general account.

Short-term debt is generally used for liquidity and long-term debt is used to fund qualifying construction projects. Debt is reported in borrowed money in the financial statements. Funding agreements are reported in liability for deposit-type contracts in the financial statements. The Company calculated the maximum borrowing capacity in accordance with current FHLB capital stock and limitations in the FHLB credit policy. Short-term debt and funding agreements are subject to prepayment obligations.

The following table summarizes the amount of FHLB capital stock held in aggregate and classified as follows (in thousands):

	December 31,
	2023	2022
Membership Stock - Class A	$—	$—
Membership Stock - Class B	5,000	5,000
Activity Stock	96,338	87,800
Excess Stock	6,680	53,664
Aggregate Total	$108,019	$146,464

Actual or estimated borrowing capacity as determined by the insurer	$2,400,413	$3,254,764

Membership Stock eligible and not eligible for redemption are as follows (in thousands):

			Eligible for Redemption
		Not Eligible	Less	6 Months	1 to Less
Membership	Current Year	For	Than	to Less Than	Than	3 to 5
Stock	Total	Redemption	6 Months	1 Year	3 Years	Years
Class A	$—	$—	$—	$—	$—	$—
Class B	5,000	—	—	—	—	5,000
Total Stock	$5,000	$—	$—	$—	$—	$5,000

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The amount of collateral pledged to the FHLB are as follows (in thousands):

Collateral Pledged to FHLB
	Fair Value	Carrying Value	Aggregate Total Borrowing
December 31, 2023	$3,284,330	$3,525,096	$2,251,959
December 31, 2022	$2,904,495	$3,172,535	$2,062,224

Maximum Amount Pledged During Reporting Period
			Aggregate Total
	Fair Value	Carrying Value	Borrowing
Period ended December 31, 2023	$4,030,626	$4,350,767	$2,807,974
Period ended December 31, 2022	$3,781,315	$3,831,594	$2,563,013

Aggregate amount of borrowings from the FHLB were as follows (in thousands):

	General Account	Funding Agreements Reserves Established
December 31, 2023
(a) Debt
Short-term	$250,000	XXX
Long-term	57,184	XXX
(b) Funding Agreements	1,944,775	1,944,775
(d) Aggregate Total (a+b+c)	$2,251,959	$1,944,775

December 31, 2022
(a) Debt
Short-term	$—	XXX
Long-term	62,224	XXX
(b) Funding Agreements	2,000,000	2,000,000
(d) Aggregate Total (a+b+c)	$2,062,224	$2,000,000

The maximum amount borrowed during the reporting period was as follows (in thousands):

General Account
Debt	$57,974
Funding Agreements	2,750,000
Aggregate Total	$2,807,974

Interest Maintenance Reserve
The Company is required to maintain an IMR, which is a reserve for the net, after tax, accumulated unamortized realized gains and losses on sales of fixed income investments primarily attributable to changes in interest rates. Net realized gains and losses charged or credited to the IMR are amortized into investment income over the approximate remaining life of the investment sold using the grouped method.

Gains or losses resulting from MVA on policies and contracts backed by assets that are valued at book/adjusted carrying value are deferred in the IMR and amortized in a manner consistent with the determination of the MVA using the grouped method.

Realized gains and losses included in IMR on sales of fixed income investments subject to a funds withheld arrangement are released from the IMR and transferred to the liability for funds held under coinsurance with no impact to income.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

The following table provides the adjusted capital and surplus as of the most recently filed statement, the amount of net negative (disallowed) IMR in aggregate and allocated between the general account, insulated separate accounts and non-insulated accounts, and the percentage of adjusted capital and surplus for which the admitted net negative (disallowed) IMR represents (in thousands):

Capital and surplus of most recently filed statement			$3,988,895
Less:
Goodwill			—
EDP equipment and operating system software			(248)
Net deferred tax asset			(520,698)
Admitted net negative disallowed IMR			—
Adjusted capital & surplus			$3,467,949

	Net negative (disallowed IMR)	Negative IMR admitted	Percentage of adjusted capital and surplus
General account	$252,977	$252,977	7.3%
Insulated separate account	—	—	—%
Non-insulated separate account	5,555	5,555	0.2%
	$258,532	$258,532	7.5%

The following table summarizes the unamortized balances in IMR from derivatives that were reported at fair value prior to the termination of the derivative (in thousands):

	December 31, 2023 balance of:
Description	Unamortized gain	Unamortized loss
Swaps	$24	$(332,907)
Options	46,317	—
Interest rate futures	46,889	(52,015)
	$93,230	$(384,922)

As of December 31, 2022, the Company had no net negative (disallowed) IMR.

Fixed income investments generating IMR losses comply with the Company's documented investment or liability management policies. Any deviation was either because of a temporary and transitory timing issue or related to a specific event that mechanically made the cause of IMR losses not reflective of reinvestment activities.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company's derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales were not compelled by liquidity pressures.

Asset Valuation Reserve
The Company is required to maintain an AVR, which is computed in accordance with a formula prescribed by the NAIC and represents a provision for potential credit related investment losses. Changes in the AVR are recorded directly to surplus.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Revenue and Expense Recognition
Premiums for traditional life insurance are recognized as revenue when due. Annuity considerations are recognized as revenue when collected. GICs and other investment products with no mortality risk are accounted for using deposit accounting. Accordingly, premiums and withdrawals for GICs and other investment products are not reflected in the statement of operations, but are credited or charged directly to policyholders’ accounts, while interest credited to the policyholders’ accounts is reflected in the statement of operations. Fee income is recognized as revenue when earned. Commission and expense allowances, which are commission and expense reimbursements related to reinsurance ceded to other companies, are recognized as revenue when due. The CARVM allowance represents the excess of separate account contract values over statutory separate account reserves for variable annuities and variable life and is reported in accrued transfers to separate accounts. Benefits, claims and expenses (including the change in CARVM allowance) are recognized when incurred. Commissions, general expenses, and taxes, licenses and fees, including costs of acquiring new business, are charged to operations as incurred.

Investment Income
Income due and accrued was excluded from surplus on the following basis:

Bonds - securities in default and otherwise where collection is uncertain.

Mortgage loans - loans in foreclosure deemed in default, delinquent greater than one year or where collection of interest is uncertain.

Real estate - properties where rent is in arrears for more than three months.
Income due and accrued on investments where collection is not likely has been excluded from net investment income. For the years ended December 31, 2023, 2022, and 2021, the amounts excluded from investment income were $859 thousand, $113 thousand, $4.2 million, respectively.

The following table provides the gross, nonadmitted and admitted amounts for interest income due and accrued (in thousands):

Interest Income Due and Accrued	Amount
1. Gross	$587,242
2. Nonadmitted	$1,337
3. Admitted	$585,905

At December 31, 2023 and 2022, the Company had $31.4 thousand and nil, respectively in aggregate deferred interest.

At December 31, 2023, 2022, and 2021, the Company had $10.0 million, 2.8 million, and 9.4 million cumulative amounts of paid-in-kind interest, respectively.
Furniture and Equipment
Furniture and equipment are carried at cost less accumulated depreciation, which is charged to operations on a straight line basis over the estimated useful lives of the related assets. Furniture and EDP equipment and software are depreciated over three to seven years. Furniture and equipment, except for certain EDP equipment and software reported in other admitted assets, is non-admitted. Depreciation expense on admitted assets totaled $0.2 million, $0.5 million, and $2.4 million for 2023, 2022, and 2021 respectively, while depreciation expense on non-admitted assets totaled $14.4 million, $15.4 million, and $18.0 million in 2023, 2022, and 2021, respectively.
Federal Income Taxes
Federal income taxes are charged to operations based on current taxable income. Current year federal income tax expense is based on financial reporting income or loss adjusted for certain differences, which are the result of dissimilar financial reporting and tax basis accounting methods, and the corporate alternative minimum tax. A net DTA, for the tax effect of timing differences between financial reporting and the tax basis of assets and liabilities, is allowed to be reported as an admitted asset only to the extent that it is realizable within three years up to 15% of capital and surplus (adjusted to exclude any net DTAs, EDP equipment and operating system software and any net positive goodwill), with the change in net deferred tax asset or liability being recorded directly to surplus. See Note 8 - Federal Income Taxes, for additional information on these accounting policies.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Non-admitted Assets
Certain assets designated as "non-admitted assets" (principally net deferred tax assets not realizable within three years, agents' debit balances, furniture, equipment, computer software, prepaid expenses, certain other receivables, and investments in certain common stocks and limited liability corporations) have been excluded from the statutory statements of admitted assets, liabilities, capital and surplus by a direct charge to surplus.

Separate Account Assets and Liabilities
The assets and liabilities associated with variable life and annuity contracts, which aggregated $203.6 billion and $181.7 billion at December 31, 2023 and 2022, respectively, are segregated in insulated separate accounts. The Company receives fees for assuming mortality and certain expense risks and for providing guaranteed benefits under the variable annuity contracts. These fees are recorded as earned.

The Company has issued a group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the non-guaranteed, insulated Jackson National Separate Account – II and aggregated $198.1 million and $284.3 million at December 31, 2023 and 2022, respectively.

The assets and liabilities associated with registered index-linked annuities are allocated to a non-insulated separate account and aggregated $4,664.5 million and $1,746.9 million at December 31, 2023 and 2022, respectively.

Value of Business Acquired
The value of business acquired relates to the acquisition of Reassure America Life Insurance Company (“REALIC”) in 2012. During 2023, 2022, and 2021, the Company recorded amortization expense of nil, $32.8 million, and $49.1 million, respectively. In 2022, the remaining VOBA balance was fully amortized. As a result, the balance at December 31, 2023 and 2022, totaled nil.

Subsequent Events

Reinsurance Transaction
During the first quarter of 2024, Jackson entered into a 100% coinsurance funds withheld reinsurance transaction with Brooke Life Reinsurance Company (“Brooke Re”), a Michigan captive insurer regulated by the Michigan Department of Insurance and Financial Services created in the first quarter of 2024 for the express purpose of serving as the counterparty to this new reinsurance transaction. Jackson and Brooke Re are both direct subsidiaries of Brooke Life Insurance Company (“Brooke Life”). Brooke Re was capitalized with assets contributed from Brooke Life of approximately $1.9 billion, originating from Jackson as a return of capital of approximately $1.95 billion to Brooke Life in January 2024. Of the $1.9 billion contributed to Brooke Re, approximately $1.2 billion was paid to Jackson into unassigned surplus by Brooke Re as a ceding commission in connection with the execution of the reinsurance transaction.

All economics of the reinsurance transaction are effective as of January 1, 2024. The reinsurance transaction provides for the cession from Jackson to Brooke Re of liabilities associated with certain guaranteed benefits under our variable annuity contracts and similar products of Jackson, both in-force on the effective date of the reinsurance agreement and written in the future (i.e., on a “flow” basis) as well as related future fees, claims and other benefits, and maintenance expenses in exchange for a ceding commission for the in-force business. Brooke Re paid a ceding commission of approximately $1.2 billion to Jackson in connection with the execution of the reinsurance transaction. Jackson retains the variable annuity base contract, the annuity contract administration of the ceded business, and responsibility for investment management of the assets in the funds withheld account supporting the ceded liabilities. The reinsurance transaction allows us to mitigate the impact of the cash surrender value floor on Jackson’s total adjusted capital, statutory required capital, and risk-based capital ratio, as well as to allow for more efficient economic hedging of the underlying risks of Jackson’s business. This outcome will serve the interests of policyholders by protecting statutory capital through avoidance of non-economic hedging costs. Overall, this allows us to optimize our hedging, stabilize capital generation, and produce more predictable financial results going forward.

Collateral Upgrade Transaction
During the first quarter of 2024, Jackson executed certain paired repurchase and reverse repurchase transactions (“Collateral Upgrade” transactions) totaling $1.5 billion pursuant to master repurchase agreements with participating bank counterparties. Under these transactions, the Company lends securities (e.g., corporate debt securities or other securities agreed upon between the parties) to one or more bank counterparties in exchange for cash (repurchase agreement) and exchange that cash for an equal value of U.S. Treasury securities (reverse repurchase agreement) to provide as a collateral as part of our hedging program. The transactions are paired as two legs of a Collateral Upgrade trade.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The Company has evaluated events through March 22, 2024, which is the date the financial statements were available to be issued.

Note 3 - Fair Value of Financial Instruments

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. Jackson utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities are required to be classified into one of the following categories:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include government securities and exchange traded equity securities and derivative instruments.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are priced using observable inputs and freestanding derivative instruments that are priced using models with observable market inputs are included in Level 2.

Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 includes limited partnership interests and less liquid securities such as certain highly structured or lower quality asset-backed securities. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following is a discussion of the methodologies used to determine fair values of the financial instruments.

Bonds and Equity Securities
The fair values for bonds and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums, and/or estimated cash flows based on default and prepayment assumptions.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding and are classified as Level 3.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs a monthly analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2023 and 2022, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security.  Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate.  Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services are classified into Level 2 due to their use of market observable inputs.
At December 31, 2023 and 2022, bonds valued internally, including matrix-priced securities, had a book/adjusted carrying value of $6.6 billion and $7.4 billion, respectively, and an estimated fair value of $6.0 billion and $6.5 billion at 2023 and 2022, respectively.

Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent on the underlying property, fair value is the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Mortgage loans held under the funds withheld reinsurance agreement are valued using third-party pricing services, which may use economic inputs, geographical information, and property specific assumptions in deriving the fair value price. The Company reviews the valuations from these pricing providers to ensure they are reasonable. Due to lack of observable inputs, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value.  The funds provided are limited to the cash surrender value of the underlying policy.  The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy.  Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy.  Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value.

Derivative Instruments
Fair values for derivatives priced using valuation models incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Derivative instruments classified as Level 1 include futures, which are traded on active exchanges.

Derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross currency total return swaps, cross currency forwards, credit default swaps, put swaptions and equity index call and put options. The derivative valuations are determined by third party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Limited Partnership Interests
Fair values for limited partnership interests, which are included in other invested assets, are generally determined using the proportion of the Company's investment in the value of the net assets of each fund (“NAV equivalent”) as a practical expedient for fair value, and generally, are recorded on a three-month lag. No material adjustments were deemed necessary at December 31, 2023 or 2022.
The Company’s limited partnership interests are not redeemable, and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value rather than the practical expedient. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership’s financial statements are unavailable and a NAV equivalent is not available or practical, the fair value may be based on an internally developed model or provided by the general partner as determined using private transactions, information obtained from the primary co-investor or underlying company, or financial metrics provided by the lead sponsor. These investments are classified as Level 3 in the fair value hierarchy.

Separate Account Assets
For the insulated separate account, assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and are categorized as Level 2 assets. For the non-insulated separate account, assets include bonds (refer to fair value discussion above), commercial mortgage loans and cash equivalents.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Annuity Reserves
Fair values for immediate annuities, without mortality features, are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates. Fair values for registered index-linked annuities are allocated between the separate and general accounts in accordance to admitted reserves.

Reserves for Guaranteed Investment Contracts
Fair value is based on the present value of future cash flows discounted at current market interest rates.

Payable for Securities Lending
The Company’s payable for securities lending is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Funds Held Under Reinsurance Treaties
The fair value of the funds held is equal to the fair value of the assets held as collateral, which primarily consist of policy loans, debt securities, and mortgage loans.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Separate Account Liabilities
For the insulated separate account, separate account liabilities are carried at the fair value of the separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2. For the non-insulated separate account, fair values for registered index-linked annuities are determined using projected future cash flows discounted at current market interest rates and are allocated between the separate and general accounts in accordance to admitted reserves.

Debt
Carrying value of the short-term borrowings is considered a reasonable estimate for fair value due to their short-term maturity. Fair value of surplus notes is based on the present value of future cash flows discounted at current market interest rates.

Fair Value Measurements at Reporting Date
The following tables provide information about the Company’s financial assets and liabilities that are carried at fair value by hierarchy levels (in thousands):

	December 31, 2023
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds:
Corporate	$—	$2,036	$947	$—	$2,983
Residential mortgage-backed securities	—	15	—	—	15
Other asset backed securities	—	1,306	—	—	1,306
Preferred stock	—	172,812	—	—	172,812
Common stock	290,064	93,094	1,129	—	384,287
Subtotal	290,064	269,263	2,076	—	561,403
Limited partnership interests	—	—	7,278	1,939,235	1,946,513
Other invested assets	—	—	8,398	—	8,398
Derivatives	—	84,816	—	—	84,816
Separate account assets	—	203,784,653	—	—	203,784,653
Total assets at fair value	$290,064	$204,138,732	$17,752	$1,939,235	$206,385,783

Liabilities at fair value:
Derivatives	$—	$904,691	$—	$—	$904,691
Total liabilities at fair value	$—	$904,691	$—	$—	$904,691

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

	December 31, 2022
				Net Asset
	Level 1	Level 2	Level 3	Value (NAV)	Total
Assets at fair value:
Bonds:
Corporate	$—	$2,619	$—	$—	$2,619
Residential mortgage-backed securities	—	28	—	—	28
Preferred stock	12,565	64,466	—	—	77,031
Common stock	296,656	130,392	953	—	428,001
Subtotal	309,221	197,505	953	—	507,679
Limited partnership interests	—	—	14,375	2,418,667	2,433,042
Other invested assets	—	21,676	—	—	21,676
Derivatives	—	832,749	—	—	832,749
Separate account assets		181,957,315			$181,957,315
Total assets at fair value	$309,221	$183,009,245	$15,328	$2,418,667	$185,752,461

Liabilities at fair value:
Derivatives	$—	$1,710,737	$—	$—	$1,710,737
Total liabilities at fair value	$—	$1,710,737	$—	$—	$1,710,737

During the current year, management determined that the fair value measurements for certain bonds and other invested assets, primarily comprised of asset-backed and other debt securities included in funds withheld accounts, which were classified as Level 2 measurements within the fair value hierarchy in prior reporting periods, should be classified as Level 3 fair value measurements. The fair value of these securities is primarily obtained from external sources which may use unobservable inputs, proprietary inputs and models, or inputs or values that cannot be corroborated by market transactions, and should be classified as externally priced Level 3 fair value measurements. In 2023, securities totaling $1,345.0 million were reclassified as Level 3, which is disclosed in the Aggregate Fair Value of the Company’s Financial Instruments table. Included in this amount is $24.9 million of assets carried at fair value, which is included in the Fair Value Measurements table and disclosed as “transfers in Level 3” on the Changes in Level 3 Assets Measured at Fair Value table. The change in classification did not change the fair value of these securities and did not impact the Statutory Financial Statements.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Changes in Level 3 Assets Measured at Fair Value
The following tables summarize the changes in assets measured at fair value classified in Level 3 (in thousands). Gains and losses reported in these tables may include changes in fair value that are attributable to both observable and unobservable inputs.

				Total gains		Purchases,
	Balance			and (losses)	Total gains	issuances,	Balance
	as of	Transfers	Transfers	included in	and (losses)	sales	as of
	January 1,	in	out	net	included in	and	December 31,
	2023	Level 3	Level 3	income	surplus	settlements	2023
Assets
Corporate bonds	$—	$947	$—	$—	$—	$—	$947
Common stock	953	—	(2)	—	178	—	1,129
Limited partnerships	14,375	—	(8,455)	—	1,358	—	7,278
Other invested assets	—	24,915	(16,197)	—	514	(834)	8,398

				Total gains		Purchases,
	Balance			and (losses)	Total gains	issuances,	Balance
	as of	Transfers	Transfers	included in	and (losses)	sales	as of
	January 1,	in	out	net	included in	and	December 31,
	2022	Level 3	Level 3	income	surplus	settlements	2022
Assets
Common stock	$1,186	$—	$—	$(235)	$—	$2	$953
Limited partnerships	723	14,546	—	4,452	(5,346)	—	14,375

The components of the amounts included in purchases, sales, issuances and settlements shown above are as follows (in thousands):

	December 31, 2023
	Purchases	Sales	Issuances	Settlements	Total
Assets
Other invested assets	$—	$(834)	$—	$—	$(834)
Total	$—	$(834)	$—	$—	$(834)

	December 31, 2022
Assets
Common stock	$2	$—	$—	$—	$2
Total	$2	$—	$—	$—	$2

For both of the years ended December 31, 2023 and 2022, other invested assets with a fair value of nil, were transferred into Level 3 related to investments that no longer use NAV as a practical expedient for fair value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Aggregate Fair Value of the Company’s Financial Instruments
The following tables detail the aggregate fair value of the Company’s financial instruments (in thousands):

December 31, 2023
Description	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Bonds	$34,250,549	$38,257,780	$3,432,736	$29,624,623	$1,193,190	$—
Preferred stock	172,812	172,812	—	172,812	—	—
Common stock	384,287	384,287	290,064	93,094	1,129	—
Mortgage loans	9,547,811	10,278,312	—	—	9,547,811	—
Cash and cash equivalents	945,915	945,915	945,915	—	—	—
Short-term investments	1,118,835	1,118,412	841,967	276,868	—	—
Policy loans	4,241,716	4,241,716	—	—	4,241,716	—
Derivatives	84,816	84,816	—	84,816	—	—
Limited partnership interests	1,946,513	1,981,198	—	—	7,278	1,939,235
Other invested assets	34,685	32,906	—	—	34,685	—
Securities lending assets	13,050	13,050	13,050	—	—	—
Separate account assets	208,478,267	208,449,179	—	208,478,267	—	—
Total assets at fair value	$261,219,256	$265,960,383	$5,523,732	$238,730,480	$15,025,809	$1,939,235

Liabilities at fair value:
Reserves for life insurance and annuities (1)	$15,890,306	$14,339,825	$—	$73,517	$15,816,789	$—
Liability for deposit-type contracts	8,592,897	9,011,732	—	—	8,592,897	—
Payable for securities lending	13,050	13,050	—	13,050	—	—
Funds held under reinsurance treaties with unauthorized reinsurers	3,625,564	3,628,585	—	—	3,625,564	—
Funds held under coinsurance	16,606,120	18,856,107	—	—	16,606,120
Separate account liabilities	208,479,580	208,449,179	—	208,479,580	—	—
Repurchase agreements	—	—	—	—	—	—
Derivatives	904,691	904,691		904,691	—	—
Borrowed money and interest thereon	307,618	307,618	—	307,618	—	—
Total liabilities at fair value	$254,419,826	$255,510,787	$—	$209,778,456	$44,641,370	$—

(1) Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

December 31, 2022
Description	Fair Value	Admitted Value	Level 1	Level 2	Level 3	NAV
Assets at fair value:
Bonds	$38,390,527	$44,080,473	$3,444,261	$34,946,224	$42	$—
Preferred stock	77,031	79,449	12,565	64,466	—	—
Common stock	428,001	428,001	296,656	130,392	953	—
Mortgage loans	10,783,562	11,588,720	—	—	10,783,562	—
Cash and cash equivalents	2,903,130	2,902,437	2,903,130	—	—	—
Short-term investments	1,255,229	1,255,922	1,255,229	—	—	—
Policy loans	4,223,154	4,223,154	—	—	4,223,154	—
Derivatives	832,749	832,749	—	832,749	—	—
Limited partnership interests	2,433,042	2,433,042	—	—	14,375	2,418,667
Other invested assets	42,996	42,275	—	42,996	—	—
Securities lending assets	23,316	23,316	23,316	—	—	—
Separate account assets	183,630,877	183,704,207	—	183,630,877	—	—
Total assets at fair value	$245,023,614	$251,593,745	$7,935,157	$219,647,704	$15,022,086	$2,418,667

Liabilities at fair value:
Reserves for life insurance and annuities (1)	$15,023,924	$16,540,478	$—	$54,046	$14,969,878	$—
Liability for deposit-type contracts	9,438,847	9,691,716	—		9,438,847	—
Payable for securities lending	23,316	23,316	—	23,316	—	—
Funds held under reinsurance treaties with unauthorized reinsurers	3,590,479	3,588,452	—		3,590,479	—
Funds held under coinsurance	19,700,416	22,550,117	—	—	19,700,416	—
Separate account liabilities	183,609,783	183,704,207	—	183,609,783	—	—
Repurchase agreements	1,011,762	1,011,762	—	1,011,762	—	—
Derivatives	1,710,737	1,710,737	—	1,710,737	—	—
Borrowed money and interest thereon	62,358	62,358	—	62,358	—	—
Total liabilities at fair value	$234,171,622	$238,883,143	$—	$186,472,002	$47,699,620	$—

(1) Annuity reserves represent only the components of deposits on investment contracts that are considered to be financial instruments.

There were no financial instruments for which it was not practicable to estimate fair value.

Note 4 - Investments

Investments are comprised primarily of debt securities and mortgage loans. Debt securities primarily include publicly traded industrial, loan-backed, utility and government bonds. Loan-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive annuity contracts, life insurance products and GICs on which it has committed to pay a declared rate of interest. The Company’s strategy of investing in fixed-income securities aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

With the Company’s primarily fixed-rate securities portfolio, it is exposed to interest rate risk, which is the risk that interest rates will change and cause a change in the value of its investments. Additionally, changes in interest rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for surrenders in early policy years, by offering products that transfer this risk to the purchaser and/or by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Assets subject to funds withheld coinsurance are included on the balance sheet and within the respective footnotes; however, the economic risk of these assets is born by the reinsurance company. In addition, the reinsurance company is required to provide additional assets should the value of assets fall below the respective liability values. The following table summarizes the types of assets held under funds withheld coinsurance arrangements (in thousands):

	December 31,
	2023	2022
Government	$848,440	$954,998
Special revenue	25,373	25,412
Industrial and miscellaneous	9,671,764	10,787,771
Residential mortgage-backed	138,430	218,734
Commercial mortgage-backed	404,806	508,996
Other asset-backed	2,801,727	4,158,327
Debt Securities	13,890,540	16,654,238
Common stocks	178	—
Preferred stocks	150,870	79,449
Equity securities	151,048	79,449
Limited partnerships	709,494	793,085
Other invested assets	—	10,676
Commercial mortgage loans	2,569,815	3,406,362
Residential mortgage loans	1,012,728	1,314,861
Mortgage loans	3,582,543	4,721,223
Policy loans	3,470,648	3,434,759
Cross currency swaps	13,288	21,717
Cross currency forwards	1,706	56,631
Derivative instruments, net	14,994	78,348
Cash, cash equivalents and short-term	549,005	288,346
Accrued investment income	147,890	168,113
Other assets and liabilities, net	(31,470)	(89,668)
Total funds withheld assets	$22,484,692	$26,138,569

Debt Securities, Common and Preferred Stock
Cost or amortized cost, gross unrealized gains and losses, estimated fair value and book/adjusted carrying value of the Company's debt securities and unaffiliated equity investments are as follows (in thousands):

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2023	Cost	Gains	Losses	Value	Value
Governments	$6,493,828	$22,843	$966,706	$5,549,965	$6,493,804
Special revenue and special assessment	133,131	379	9,002	124,508	133,131
Industrial and miscellaneous	26,689,280	190,367	2,857,844	24,021,803	26,647,901
Residential mortgage-backed	357,560	25,959	33,510	350,009	357,340
Commercial mortgage-backed	1,376,755	432	137,822	1,239,365	1,376,755
Other asset-backed	4,382,641	3,017	301,924	4,083,734	4,367,261
Total debt securities	39,433,195	242,997	4,306,808	35,369,384	39,376,192
Common and preferred stock	593,764	2,784	39,449	557,099	557,099
Total securities	$40,026,959	$245,781	$4,346,257	$35,926,483	$39,933,291

Total debt securities are reported on the balance sheet as:

Bonds					$38,257,780
Cash, cash equivalents and short-term investments					1,118,412
					$39,376,192

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

	Cost or	Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2022	Cost	Gains	Losses	Value	Value
Governments	$7,171,582	$20,392	$1,165,358	$6,026,617	$7,171,582
Special revenue and special assessment	139,219	3,722	4,281	138,660	139,219
Industrial and miscellaneous	30,048,935	127,184	4,098,367	26,077,753	29,970,210
Residential mortgage-backed	456,295	31,814	50,593	437,517	456,287
Commercial mortgage-backed	1,651,354	166	171,259	1,480,261	1,651,354
Other asset-backed	5,964,915	14,884	494,850	5,484,949	5,947,743
Total debt securities	45,432,300	198,162	5,984,708	39,645,755	45,336,395
Common and preferred stock	564,589	396	59,953	505,032	507,450
Total securities	$45,996,889	$198,559	$6,044,661	$40,150,788	$45,843,847

Total debt securities are reported on the balance sheet as:

Bonds					$44,080,473
Cash, Cash equivalents and short-term investments					1,255,922
					$45,336,395

The amount of gross unrealized losses and the associated estimated fair value of debt securities and stocks (excluding wholly-owned subsidiaries) are as follows (in thousands):

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2023	Losses	Value	Losses	Value	Losses	Value
Governments	$61,969	$607,028	$904,737	$3,497,944	$966,706	$4,104,972
Special revenue	10	5,666	8,992	105,429	9,002	111,095
Industrial and miscellaneous	31,120	1,035,398	2,826,724	19,462,684	2,857,844	20,498,082
Residential mortgage-backed	866	38,413	32,644	217,683	33,510	256,096
Commercial mortgage-backed	211	11,593	137,611	1,194,753	137,822	1,206,346
Other asset-backed	26,210	554,923	275,714	3,108,100	301,924	3,663,023
Total debt securities	120,386	2,253,021	4,186,422	27,586,593	4,306,808	29,839,614
Common and preferred stock	9,165	90,897	30,284	123,412	39,449	214,309
Total temporarily impaired
securities	$129,551	$2,343,918	$4,216,706	$27,710,005	$4,346,257	$30,053,923

	Less than 12 months		12 months or longer		Total
	Gross	Estimated	Gross	Estimated	Gross	Estimated
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
December 31, 2022	Losses	Value	Losses	Value	Losses	Value
Governments	$411,885	$3,566,336	$753,474	$1,682,488	$1,165,359	$5,248,824
Special revenue	4,281	56,916	—	—	4,281	56,916
Industrial and miscellaneous	2,362,173	19,156,031	1,736,194	4,857,204	4,098,367	24,013,235
Residential mortgage-backed	36,865	260,908	13,727	67,293	50,592	328,201
Commercial mortgage-backed	126,937	1,283,619	44,322	185,899	171,259	1,469,518
Other asset-backed	275,962	3,406,918	218,888	1,544,869	494,850	4,951,787
Total debt securities	3,218,103	27,730,728	2,766,605	8,337,753	5,984,708	36,068,481
Common and preferred stock	44,562	147,781	15,390	54,581	59,952	202,362
Total temporarily impaired
securities	$3,262,665	$27,878,509	$2,781,995	$8,392,334	$6,044,660	$36,270,843

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Debt securities include investments in mortgage-backed securities, which are collateralized by residential mortgage loans (“RMBS”) and are neither explicitly nor implicitly guaranteed by U.S. government agencies. The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2023	Cost	Gains	Losses	Value	Value

Prime	$148,373	$1,856	$18,131	$132,098	$148,153
Alt-A	37,036	17,914	2,649	52,301	37,036
Subprime	4,692	4,297	114	8,875	4,692
Total non-agency RMBS	$190,101	$24,067	$20,894	$193,274	$189,881

		Gross	Gross	Estimated	Book/Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
December 31, 2022	Cost	Gains	Losses	Value	Value

Prime	$186,727	$4,135	$28,890	$161,972	$186,727
Alt-A	64,611	18,240	4,418	78,433	64,603
Subprime	25,205	9,142	275	34,072	25,205
Total non-agency RMBS	$276,543	$31,517	$33,583	$274,477	$276,535

The Company defines its exposure to non-agency RMBS as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower. 76% of the Company’s investments in Alt-A related mortgage-backed securities and 100% of the Company’s investments in subprime related mortgage-backed securities are rated investment grade by the NAIC.

Debt securities also include investments in securities, which are collateralized by commercial mortgage loans (“CMBS”). The carrying value and estimated fair value of the Company’s investment in CMBS are $1.4 billion and $1.2 billion, respectively, at December 31, 2023. Of these investments, 98% are rated investment grade by the NAIC.

Corporate securities include direct investments in below investment grade syndicated bank loans. Unlike most corporate debentures, syndicated bank loans are collateralized by specific tangible assets of the borrowers. As such, investors in these securities that become impaired have historically experienced less severe losses than corporate bonds. At December 31, 2023, the carrying value and estimated fair value of the Company’s direct investments in bank loans are $58.3 million and $54.4 million, respectively.

At December 31, 2023, of the total carrying value for bonds in an unrealized loss position, 98% were investment grade and 2% were below investment grade based on NAIC designation. Unrealized losses on bonds that were below investment grade comprised approximately 2% of the aggregate gross unrealized losses on debt securities.

Corporate bonds in an unrealized loss position were diversified across industries. As of December 31, 2023, the industries comprising the larger proportion of unrealized losses included utilities (17% of corporate bonds gross unrealized losses) and financial services (14%). The largest unrealized loss related to a single corporate obligor was $50.3 million at December 31, 2023.

The amortized cost, gross unrealized gains and losses, estimated fair value and book/adjusted carrying value of debt securities at December 31, 2023, by contractual maturity, are shown below (in thousands). Actual maturities may differ from contractual maturities where securities can be called or pre-paid with or without early redemption penalties.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

					Book/
		Gross	Gross	Estimated	Adjusted
	Amortized	Unrealized	Unrealized	Fair	Carrying
Maturity distribution	Cost	Gains	Losses	Value	Value

Due in 1 year or less	$2,930,395	$581	$20,125	$2,910,851	$2,930,327
Due after 1 year through 5 years	6,939,756	23,222	251,867	6,711,111	6,939,680
Due after 5 years through 10 years	8,833,447	69,674	859,693	8,043,428	8,799,679
Due after 10 years through 20 years	8,067,320	107,782	1,163,599	7,011,503	8,059,997
Due after 20 years	6,545,321	12,330	1,538,268	5,019,383	6,545,153
Residential mortgage-backed	357,560	25,959	33,510	350,009	357,340
Commercial mortgage-backed	1,376,755	432	137,822	1,239,365	1,376,755
Other asset-backed	4,382,641	3,017	301,924	4,083,734	4,367,261
Total debt securities	$39,433,195	$242,997	$4,306,808	$35,369,384	$39,376,192

Effective yields, which are used to calculate amortization, are adjusted periodically to reflect actual payments to date and anticipated future payments. Other than as discussed below for certain loan-backed securities, resultant adjustments to carrying values are included in investment income using the retrospective method. Prepayment assumptions for loan-backed securities were obtained from independent providers of broker-dealer estimates.

With regard to certain loan-backed securities deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The book/adjusted carrying value of securities changing from the retrospective to the prospective methodology in 2023 and 2022 was $25.6 million and $38.9 million, respectively.

Debt securities are classified into six NAIC quality categories. These categories range from Class 1 (the highest) to Class 6 (the lowest). Performing securities are designated Classes 1 - 5. Securities in or near default are designated Class 6. Securities designated as Class 3, 4, 5, and 6 are non-investment grade securities. If a designation is not currently available from the NAIC, the Company’s investment advisor provides the designation. At December 31, 2023, the Company’s investment advisor provided the designation for debt securities with carrying values and estimated fair values of $512.2 million and $473.2 million, respectively.

The NAIC approved guidance to adjust the ratings (NAIC 1 through NAIC 6) for CMBS, RMBS and certain asset-backed securities. For CMBS and RMBS, the guidance replaces nationally recognized statistical rating organizations (“NRSRO”) ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from models developed by an independent third party contracted by the NAIC. For certain asset-backed securities, the guidance replaces NRSRO ratings with a two-step process based upon the book and/or carrying values of each security and prices derived from generic models. This method acknowledges that securities which have a lower comparative carrying value would have a lower risk of further loss and, therefore, a higher rating.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The Company's debt securities by NAIC designation are as follows at December 31, 2023 (in thousands):

		Gross	Gross	Estimated	Book/Adjusted
Quality category per	Amortized	Unrealized	Unrealized	Fair	Carrying
NAIC designation	Cost	Gains	Losses	Value	Value

Class 1	$23,475,365	$145,804	$2,581,615	$21,039,554	$23,437,490
Class 2	15,052,853	93,474	1,644,400	13,501,927	15,037,150
Class 3	739,836	2,536	66,936	675,436	739,836
Class 4	147,541	847	9,417	138,971	147,541
Class 5	6,739	65	1,016	5,788	6,739
Class 6	10,861	271	3,424	7,708	7,436
Total debt securities	$39,433,195	$242,997	$4,306,808	$35,369,384	$39,376,192
The book/adjusted carrying value and fair value of debt securities in default that were anticipated to be income producing when purchased were $3,227 thousand and $3,399 thousand at December 31, 2023, respectively, and $735 thousand and $1,414 thousand at December 31, 2022, respectively. There were no debt securities that were non-income producing for the 12 months preceding December 31, 2023 and 2022.

Debt securities with a book/adjusted carrying value of $101.4 million and $99.4 million at December 31, 2023 and 2022, respectively, were on deposit with regulatory authorities as required by law in various states in which business is conducted.

At December 31, 2023 and 2022, debt securities with a book/adjusted carrying value of $118.8 million and $161.6 million, respectively, were held in trust pursuant to the 100% coinsurance transactions (“retro treaties”) with Swiss Reinsurance Company Ltd (“Swiss Re”) discussed in Note 7.

At December 31, 2023 and 2022, debt securities with a book/adjusted carrying value of $278.9 million and $302.1 million, respectively, were held pursuant to the Squire Reassurance Company II, Inc. (“Squire Re II”) reinsurance treaty.

At December 31, 2023 and 2022, debt securities with a book/adjusted carrying value of $1,849.9 million and $1,828.2 million, respectively, were held in trust pursuant to the Jackson New York reinsurance treaty.

At December 31, 2023 and 2022, debt securities with a book/adjusted carrying value of $13,492.8 million and $16,190.5 million, respectively, were held pursuant to the Athene reinsurance treaty.

Other-Than-Temporary Impairment
The Company periodically reviews its debt securities and equities on a case-by-case basis to determine if any decline in fair value to below cost or amortized cost is other-than-temporary. Factors considered in determining whether a decline is other-than-temporary include the length of time a security has been in an unrealized loss position, the severity of the unrealized loss and the reasons for the decline in value and expectations for the amount and timing of a recovery in fair value, and the Company’s intent and ability not to sell a security prior to a recovery in fair value. If it is determined that a decline in fair value of an investment is temporary, an impairment loss is not recorded. If the decline is considered to be other-than-temporary, a realized loss is recorded in the statement of operations. The AVR is also charged for the realized loss, with an offsetting credit to surplus.

Securities the Company determines are underperforming or potential problem securities are subject to regular review. To facilitate the review, securities with significant declines in value, or where other objective criteria evidencing credit deterioration have been met, are included on a watch list. Among the criteria for securities to be included on a watch list are: credit deterioration that has led to a significant decline in fair value of the security; a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness.

In performing these reviews, the Company considers the relevant facts and circumstances relating to each investment and exercises considerable judgment in determining whether a security is other-than-temporarily impaired. Assessment factors include judgments about an obligor’s current and projected financial position, an issuer’s current and projected ability to service

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
and repay its debt obligations, the existence of, and realizable value of, any collateral backing the obligations and the macro-economic and micro-economic outlooks for specific industries and issuers. This assessment may also involve assumptions regarding underlying collateral such as prepayment rates, default and recovery rates, and third-party servicing capabilities.

Among the specific factors considered are whether the decline in fair value results from a change in the credit quality of the security itself, or from a downward movement in the market as a whole, and the likelihood of recovering the carrying value based on the near-term prospects of the issuer. Unrealized losses that are considered to be primarily the result of market conditions (e.g., changes in interest rates, temporary market illiquidity or volatility, or industry-related events) and where the Company also believes there exists a reasonable expectation for recovery in the near term are usually determined to be temporary. To the extent that factors contributing to impairment losses recognized affect other investments, such investments are also reviewed for other-than-temporary impairment and losses are recorded when appropriate.

In addition to the review procedures described above, investments in asset-backed securities where market prices are depressed are subject to a review of their future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

Even in the case of severely depressed market values on asset-backed securities, the Company places significant reliance on the results of its cash flow testing and its lack of an intent to sell these securities until their fair values recover when reaching other-than-temporary impairment conclusions with regard to these securities. Other-than-temporary impairment charges are recorded on asset-backed securities when the Company forecasts a contractual payment shortfall.

For mortgage-backed securities, credit impairment is assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity.
Specifically for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. At both December 31, 2023 and 2022, assumed default rates for delinquent loans ranged from 10% to 100%. At December 31, 2023 and 2022, assumed loss severities were applied to generate and analyze cash flows of each bond and ranged from 10% to 40% and 15% to 35%, respectively.

Management develops specific assumptions using available market data, including internal estimates and references to data published by rating agencies and other third-party sources. These estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

The Company currently intends to hold securities with unrealized losses not considered other-than-temporary until they mature or for sufficient time to recover the amortized cost. However, if there are changes in the specific facts and circumstances surrounding a security, or the outlook for its industry sector, the Company may sell the security and realize a loss.

There were no loan-backed securities with a recognized other-than-temporary impairment where the Company has either the intent to sell the securities or may be forced to sell the securities prior to a recovery in value as of the statement date.

In 2023, 2022, and 2021, the Company recognized other-than-temporary impairments of $11.3 million, $4.2 million, and $11.9 million, respectively, related to loan-backed and structured securities. See Note 17 for a table detailing securities with recognized other-than-temporary impairment charges during 2023, where the Company has (or had at the quarterly reporting date) the intent and ability to hold the securities for sufficient time to recover the amortized cost.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The following table summarizes other-than-temporary impairment charges recorded for the years ended (in thousands):

	2023	2022	2021
Residential mortgage-backed securities:
Prime	$1,193	$2,112	$2,641
Alt-A	1,194	2,027	233
Subprime	126	23	—
Industrial and miscellaneous	53,097	48,139	127
Governments	2,076	6,084	—
Commercial mortgage backed securities	8,773		—
Asset-backed securities	41	86	8,979
Common stock	5,006	—	50
Limited partnership interests	10,632	11,107	15,163
Mortgage loans	66,000	—	—
Total other-than-temporary impairment charges	$148,138	$69,578	$27,193

Realized Gains and Losses on Investments
Net realized gains and losses on investments are as follows (in thousands):

	Years Ended December 31,
	2023	2022	2021
Sales of bonds:
Gross gains	$78,348	$81,354	$693,858
Gross losses	(553,444)	(465,791)	(149,401)
Sales of stocks:
Gross gains	387	2,868	2,213
Gross losses	(28,547)	(73)	(175)
Derivative instruments	(3,816,256)	(362,518)	(5,142,870)
Mortgage loans on real estate	(29,238)	(5,130)	4,108
Other assets	493,064	53,977	(356,568)
Other-than-temporary impairment losses	(148,138)	(69,578)	(27,193)
Net realized losses	$(4,003,824)	$(764,891)	$(4,976,028)

Net (losses) gains allocated to IMR	$(1,518,401)	$(360,385)	$109,638
Net losses allocated to AVR	(2,485,423)	(72,592)	(4,039,055)
Net losses unallocated	—	(331,914)	(1,046,611)
Net realized losses	$(4,003,824)	$(764,891)	$(4,976,028)

Net losses allocated to AVR	$(2,485,423)	$(72,592)	$(4,039,055)
Net losses unallocated	—	(331,914)	(1,046,611)
Tax benefit	545,555	69,775	1,008,921
Reported net realized losses	$(1,939,868)	$(334,731)	$(4,076,745)
Proceeds from the sale of bonds totaled $5.8 billion, $8.5 billion, and $15.0 billion in 2023, 2022, and 2021, respectively.

Loan-Backed and Structured Securities
The Company has no significant concentrations as defined in SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, arising from its investment in loan-backed securities.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The following table summarizes loan-backed and structured securities in an unrealized loss position as of December 31, 2023 (in thousands):

	Total	<12 Months	12+ Months
Fair value	$5,125,465	$604,929	$4,520,536
Unrealized loss	473,256	27,287	445,969

At December 31, 2023, the carrying value and fair value of all loan-backed and structured securities, regardless of whether the security was in an unrealized loss position, were $6.1 billion and $5.7 billion, respectively.

Commercial Mortgage Loan Concessions
In response to the adverse economic impact of the COVID-19 pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. Following the guidance in INT 20-03: Troubled Debt Restructuring Due to COVID-19 and INT 20-07: Troubled Debt Restructuring of Certain Instruments Due to COVID-19, the Company does not account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. The Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions which were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $8.1 million and $10.3 million at December 31, 2023 and 2022, respectively. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions related to COVID-19 that would have been disclosed and accounted for as troubled debt restructurings.

Mortgage Loans on Real Estate
At December 31, 2023, commercial mortgage loans were collateralized by properties located in 36 states, the District of Columbia, and Europe. The minimum and maximum lending rates for loans issued in 2023 were 5.5% and 8.8%. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 79.7%.

At December 31, 2023, residential mortgage loans were collateralized by properties located in 50 states, the District of Columbia, Europe, and Mexico. The minimum and maximum lending rates for loans issued in 2023 were 6.1% and 10.4%. The maximum percentage of any one loan to the value of the security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 354.6%.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The age analysis of mortgage loans and identification of the mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement are as follows (in millions):

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
2023
1. Recorded investment (All)
(a) Current	$—	$72	$654	$—	$8,410	$860	$9,996
(b) 30-59 days past due	—	18	123	—	—	3	144
(c) 60-89 days past due	—	11	34	—	—	1	46
(d) 90-179 days past due	—	12	30	—	—	1	43
(e) 180+ days past due	—	15	32	—	—	1	48
2. Accruing interest 90-179
days past due
(a) Recorded investment	$—	$12	$—	$—	$—	$—	$12
(b) Interest accrued	—	—	—	—	—	—	—
3. Accruing interest 180+
days past due
(a) Recorded investment	$—	$15	$—	$—	$—	$—	$15
(b) Interest accrued	—	1	—	—	—	—	1
4. Interest reduced
(a) Recorded investment	$—	$—	$62	$—	$—	$3	$65
(b) Number of loans	—	—	349	—	—	18	367
(c) Percent reduced	—%	—%	100%	—%	—%	100%	—%
5. Participant or Co-lender in a
Mortgage Loan Agreement
(a) Recorded investment	$—	$128	$873	$—	$644	$240	$1,886

2022
1. Recorded investment (All)
(a) Current	$—	$96	$815	$—	$9,386	$848	$11,144
(b) 30-59 days past due	—	28	192	—	43	5	268
(c) 60-89 days past due	—	16	81	—	—	1	98
(d) 90-179 days past due	—	16	19	—	—	1	35
(e) 180+ days past due	—	36	9	—	—	—	44
2. Accruing interest 90-179
days past due
(a) Recorded investment	$—	$16	$—	$—	$—	$—	$16
(b) Interest accrued	—	—	—	—	—	—	—
3. Accruing interest 180+
days past due
(a) Recorded investment	$—	$36	$—	$—	$—	$—	$36
(b) Interest accrued	—	2	—	—	—	—	2
4. Interest reduced
(a) Recorded investment	$—	$—	$27	$—	$—	$1	$28
(b) Number of loans	—	—	155	—	—	3	158
(c) Percent reduced	—%	—%	100%	—%	—%	100%	—%
5. Participant or Co-lender in a
Mortgage Loan Agreement
(a) Recorded investment	$—	$—	$—	$—	$—	$—	$—

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The allowance for loan losses are as follows (in thousands):

	2023	2022
Balance at beginning of period	$31	$64
Additions charged to operations	80,809	31
Direct write-downs charged against the allowances	66,000	—
Recoveries of amounts previously charged off	31	64
Balance at end of period (a+b-c-d)	$14,809	$31
As of December 31, 2023 and 2022, the Company's mortgage loan portfolio, exclusive of loans with a government guarantee or insurance, had $45.9 million and $23.1 million, respectively, of loans greater than 90 days past due and $20.1 million and $3.9 million, respectively, of loans in the process of foreclosure that were not accruing interest. Interest deemed uncollectible and written off totaled $2.0 million, $256 thousand, and $205 thousand in 2023, 2022, and 2021, respectively. Included in real estate are $5.5 million and nil of foreclosed properties as of December 31, 2023 and 2022, respectively. The remaining balance of the 2023 and 2022 mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

Under Jackson's policy for monitoring mortgage loans, all impaired mortgage loans are closely evaluated subsequent to impairment.

Impaired loans are as follows (in thousands):

December 31, 2023	Recorded Investment	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
Impaired loans with a valuation allowance
Commercial	$2,600	$13,877	$3,302	$636
Residential (Insured)	—	—	—	—
Residential (All Other)	4,676	932	3,683	167
Total	7,276	14,809	6,985	803

Impaired loans without a valuation allowance
Commercial	—	—	—	—
Residential (Insured)	5,538	—	8,249	526
Residential (All Other)	15,387	—	7,567	363
Total	20,925	—	15,816	889

Commercial	2,600	13,877	3,302	636
Residential (Insured)	5,538	—	8,249	526
Residential (All Other)	20,063	932	11,250	530
Total	$28,201	$14,809	$22,801	$1,692

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

December 31, 2022	Recorded Investment	Related Loan Allowance	Average Recorded Investment	Investment Income Recognized
Impaired loans with a valuation allowance
Residential (Insured)	$—	$—	$—	$—
Residential (All Other)	226	31	376	37
Total	226	31	376	37

Impaired loans without a valuation allowance
Residential (Insured)	11,851	—	14,510	1,044
Residential (All Other)	3,714	—	3,039	—
Total	15,565	—	17,549	1,044

Residential (Insured)	11,851	—	14,510	1,044
Residential (All Other)	3,940	31	3,415	37
Total	$15,791	$31	$17,925	$1,081

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The following tables provide information about the credit quality of mortgage loans (in thousands):

	December 31, 2023
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,157,475	$—	$—	$—	$3,157,475
Hotel	864,672	—	—	—	864,672
Office	1,451,778	17,770	—	—	1,469,548
Retail	1,925,162	—	—	—	1,925,162
Warehouse	1,848,726	—	—	—	1,848,726
Total commercial mortgage loans	$9,247,813	$17,770	$—	$—	$9,265,583
Residential (3)	919,521	—	67,607	25,601	1,012,729
Total	$10,167,334	$17,770	$67,607	$25,601	$10,278,312

	December 31, 2022
	In Good Standing (2)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,553,508	$—	$—	$—	$3,553,508
Hotel	1,035,431	—	—	—	1,035,431
Office	1,810,306	—	—	—	1,810,306
Retail	2,102,051	—	—	—	2,102,051
Warehouse	1,772,564	—	—	—	1,772,564
Total commercial mortgage loans	$10,273,860	—	—	—	$10,273,860
Residential (4)	1,235,492	—	63,577	15,791	1,314,860
Total	$11,509,352	$—	$63,577	$15,791	$11,588,720

(1) Includes mortgage loans which the Company is a participant or co-lender of $263.6 million, $127.2 million, $239.6 million, $96.6 million, $146.0 million, and $$1,012.6 million in the categories of apartment, hotel, office, retail, warehouse, and residential, respectively. Also includes mezzanine and bridge loans of $396.5 million, $21.6 million, $176.3 million, $28.3 million, and $244.6 million in the categories of apartment, hotel, office, retail, and warehouse, respectively.

(2) Includes mortgage loans which the Company is a participant or co-lender of $360.2 million, $228.2 million, $504.6 million, $175.8 million, $176.2 million, and $740.2 million in the categories of apartment, hotel, office, retail, warehouse, and residential, respectively. Also includes mezzanine and bridge loans of $413.6 million, $41.6 million, $239.0 million, $39.7 million, and $120.6 million in the categories of apartment, hotel, office, retail, and warehouse, respectively.

(3) Includes $21.7 million of loans purchased when the loans were greater than 90 days delinquent and are supported with insurance or other guarantees provided by various governmental programs, and $5.5 million of loans in process of foreclosure.

(4) Includes $40.5 million of loans purchased when the loans were greater than 90 days delinquent and are supported with insurance or other guarantees provided by various governmental programs, and $11.9 million of loans in process of foreclosure.

During 2023 and 2022, there were no mortgage loans involved in troubled debt restructuring.

Limited Partnership and Limited Liability Interests
The unaffiliated limited partnerships and limited liability companies in which the Company has an interest primarily invest in securities. Income recognized by the Company on all limited partnerships and limited liability companies was $690.3 million, $747.2 million, and $822.9 million in 2023, 2022, and 2021, respectively, including $607.0 million, $636.0 million, and $684.2 million, respectively, of dividends and membership distributions from subsidiaries. In 2023 and 2022, $(380.6) million and $87.4 million, respectively, of net unrealized gains (losses) were credited directly to surplus. In 2023, 2022, and 2021, the realized gain on partnership sales were $383.4 million, $29.5 million, and $133.2 million, respectively, including $292.4 million, $25.0 million and nil, respectively, of realized gains on sales to affiliates. The Company recognized impairment writedowns of $10.6 million, $11.1 million, and $14.6 million on limited partnerships and limited liability companies during 2023, 2022, and 2021, respectively.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. At 2023 and 2022, the estimated fair value of loaned securities was $12.6 million and $22.5 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of the counterparties is monitored on a regular basis. At 2023 and 2022, unrestricted cash collateral received in the amount of $13.0 million and $23.3 million, respectively, was included in other invested assets of the Company. In 2023 and

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
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2022, an offsetting liability for the overnight and continuous loan of $13.0 million and $23.3 million, respectively, is included in payable for securities lending in the accompanying statutory statements of admitted assets, liabilities, capital and surplus.

Restricted Assets
At December 31, 2023, the Company has the following assets pledged to others as collateral or otherwise restricted (in thousands):

	Gross Restricted				Percentage
Restricted Asset Category	Total General Account	Total Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Repurchase agreements	$—	$1,141,872	$(1,141,872)	$—	0.00%	0.00%
FHLB capital stock	108,018	146,464	(38,446)	108,018	0.04%	0.04%
On deposit with state	101,388	99,408	1,980	101,388	0.04%	0.04%
Pledged as collateral to FHLB	3,525,096	3,172,535	352,561	3,525,096	1.30%	1.31%
Pledged as collateral for cleared and OTC derivatives	4,013,879	4,102,208	(88,329)	4,013,879	1.48%	1.49%
Cleared interest rate swaps	—	150,648	(150,648)	—	0.00%	0.00%
Securities loaned for sec. lending agreements	13,030	25,144	(12,114)	13,030	0.00%	0.00%
Total restricted assets	$7,761,411	$8,838,279	$(1,076,868)	$7,761,411	2.86%	2.88%

5GI Securities
The assignment of a 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. At December 31, 2023, the Company had nil debt securities with a 5GI designation, At December 31, 2022, the Company had 3 debt securities with a 5GI designation, with a carrying value and fair value of $8.5 million and $4.7 million, respectively.

Note 5 – Derivative Instruments

The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures, forwards and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows, which the Company has acquired or incurred.

Derivative instruments are held primarily for hedging purposes. Derivative instruments afforded hedge accounting treatment are stated at either amortized cost or fair value and are accounted for in a manner consistent with the hedged items. Derivative instruments not afforded hedge accounting treatment are stated at fair value. Hedge accounting practices are supported by cash flow matching, duration matching and/or scenario testing.

Fair values for derivative instruments are based on quoted market prices, estimates received from independent pricing services, or valuation pricing models, and generally reflect the estimated amounts that the Company would receive or pay upon sale or termination of the contracts as of the reporting date.

Cash requirements for derivative instrument activities are limited to settlements, payment commitments on swaps, margin requirements on exchange-traded and cleared derivatives, and collateral posting requirements in accordance with derivatives’ counterparty agreements.

The Company manages the potential credit exposure for over-the-counter derivative contracts through careful evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of non-performance by counterparties; however, it does not anticipate non-performance. There were no charges incurred related to derivative counterparty non-performance during 2023, 2022 or 2021.

All of the Company’s significant over-the-counter financial derivative counterparty master agreements contain netting provisions allowing for the offset of contractual payments either due from or due to counterparties. To the extent that the net market value of aggregate contracts with individual counterparties exceeds established threshold amounts, collateral posting in favor of the exposed party is required. Collateral must be high quality liquid securities or cash as directed by the agreements.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

All of these master agreements also contain downgrade triggers that allow the party potentially harmed by the downgrade to, at its option, cause the related transactions to be unwound at market value or to be assigned to a different counterparty. All of these triggers are set in the BBB range and refer to Jackson’s claims paying rating and the counterparty’s senior debt rating. The intent of the triggers is to provide for a more orderly unwind of positions than might otherwise take place in the event of a bankruptcy. During 2023 and 2022, no counterparties triggered an event.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding, without an exchange of the underlying notional amount.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with associated put-swaptions purchased from the same counterparties (“linked put-swaptions”). Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts.

Put-swaption contracts and put-swaption contracts written are included in the related assets and liabilities for derivatives at fair value. Changes in fair value are recorded as unrealized capital gains or losses.

Equity index futures contracts and equity index options (including various call and put options, interest rate-contingent options, currency-contingent options, and put spreads) are used to hedge the Company’s overall net exposure to equities. Interest rate futures contracts are used to hedge movements in interest rates. Equity index options (including various call and put options) are recorded in derivatives at fair value with changes in fair value recorded as unrealized capital gains or losses. Futures contracts are executed on regulated exchanges through brokers. Variation margin is recorded in cash and short-term investments, with changes in variation margin recorded as unrealized capital gains or losses.

    Cross-currency total return swaps, which embody spot and forward currency swaps and, in some cases, interest rate and equity index swaps, are entered into for the purpose of hedging the Company issued foreign currency denominated trust instruments supported by funding agreements. Cross-currency total return swaps serve to hedge foreign currency exchange risk embedded in the funding agreements. Cross-currency total return swaps are carried at fair value. The fair value of derivatives embedded in funding agreements, including unrealized foreign currency translation gains and losses, are included in the carrying value of the trust instruments supported by funding agreements. Amounts paid or received are netted with amounts paid or received on the hedged foreign currency denominated trust agreements supported by funding agreements. Foreign currency translation gains and losses associated with funding agreement hedging activities are included in unrealized foreign exchange capital gains and losses and realized capital gains and losses.

Cross-currency swaps are over-the-counter agreements to exchange interest and principal payments denominated in different currencies. Cross-currency forwards are over-the-counter agreements to exchange payments denominated in different currencies. Cross-currency swaps and cross-currency forwards are entered into for the purpose of hedging the foreign currency exposure on certain debt securities and mortgage loans held in the investment portfolio. Cross currency swaps are carried at fair value.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value and included in derivatives. Changes in fair value are recorded as unrealized capital gains or losses. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

The fair value of derivatives reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. With respect to swaps and put-swaptions, the notional amount represents the stated principal balance used as a basis for calculating payments. With respect to futures and options, the contractual amount represents the market exposure of outstanding positions.

A summary of the aggregate contractual or notional amounts, carrying values and fair values for derivative instruments outstanding is as follows (in thousands):

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

	December 31, 2023
		Assets		Liabilities
	Contractual/					Net
	Notional	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Value	Value	Value	Value
Cross-currency swaps	$785,914	$38,577	$38,577	$—	$—	$38,577
Cross-currency total return swaps	1,037,318	(18,317)	(18,317)	—	—	(18,317)
Equity index put options	26,000,000	58,705	58,705	—	—	58,705
Put-swaptions	23,500,000	152,680	152,680	904,691	904,691	(752,011)
Equity futures	23,377,218	—	—	—	—	—
Interest rate futures	33,043,167	—	—	—	—	—
Forwards	1,410,194	1,707	1,707	—	—	1,707
Total return swaps	1,598,595	(21,947)	(21,947)	—	—	(21,947)
Interest rate swaps	6,228,135	(126,589)	(126,589)	—	—	(126,589)
Total	$116,980,541	$84,816	$84,816	$904,691	$904,691	$(819,875)

	December 31, 2022
		Assets		Liabilities
	Contractual/					Net
	Notional	Carrying	Fair	Carrying	Fair	Fair
	Amount	Value	Value	Value	Value	Value
Cross-currency swaps	$742,808	$67,448	$67,448	$—	$—	$67,448
Cross-currency total return swaps	1,239,850	(76,958)	(76,958)	—	—	(76,958)
Equity index call options	17,500,000	106,123	106,123	—	—	106,123
Equity index put options	30,500,000	957,646	957,646	—	—	957,646
Put-swaptions	25,000,000	—	—	1,710,737	1,710,737	(1,710,737)
Equity futures	20,626,295	—	—	—	—	—
Interest rate futures	105,941,948	—	—	—	—	—
Forwards	1,489,577	56,631	56,631	—	—	56,631
Total return swaps	739,409	31,166	31,166	—	—	31,166
Interest rate swaps	9,228,135	(309,307)	(309,307)	—	—	(309,307)
Total	$213,008,022	$832,749	$832,749	$1,710,737	$1,710,737	$(877,988)

All of Jackson’s master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2023 and 2022, the fair value of Jackson’s net derivative assets by counterparty were $116.8 million and $885.1 million, respectively, and held collateral was $840.5 million and $858.0 million, respectively, related to these agreements. At December 31, 2023 and 2022, the fair value of Jackson’s net derivative liabilities by counterparty was $936.7 million and $1,763.1 million, respectively, and provided collateral was $896.8 million and $1,732.5 million, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2023 or 2022, in aggregate, Jackson would have had to disburse $763.6 million and $30.7 million, respectively, and would have been allowed to claim nil and $27.0 million, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Note 6 - Investment Income

The sources of net investment income by major category are as follows (in thousands):

	Years Ended December 31,
	2023	2022	2021
Debt securities	$1,685,186	$1,696,734	$1,837,320
Derivative instruments	(338,037)	15,787	154,706
Limited partnership interests	690,271	747,189	822,617
Mortgage loans	544,686	528,122	503,623
Policy loans	389,979	381,221	387,170
Other investment income	137,191	105,655	48,822
Total investment income	3,109,276	3,474,708	3,754,258
Less investment expenses	206,086	185,516	232,705
Less interest expenses	48,643	29,283	29,752
Net investment income	$2,854,547	$3,259,909	$3,491,801
During 2023, the Company sold, redeemed, or otherwise disposed of 13 securities due to the exercise of a callable or tender offer feature, generating investment income of $2.0 million as a result of the associated prepayment penalty and/or acceleration fee. During 2022, the Company sold, redeemed, or otherwise disposed of 28 securities due to the exercise of a callable or tender offer feature, generating investment income of $12.1 million as a result of the associated prepayment penalty and/or acceleration fee. During 2021, the Company sold, redeemed, or otherwise disposed of 80 securities due to the exercise of a callable or tender offer feature, generating investment income of $43.2 million as a result of the associated prepayment penalty and/or acceleration fee.

Note 7 - Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a yearly renewable term, coinsurance or modified coinsurance basis. The Company regularly monitors the financial strength rating of its reinsurers.

During the first quarter of 2024, Jackson entered into a 100% coinsurance funds withheld reinsurance transaction with Brooke Re, a Michigan captive insurer regulated by the Michigan Department of Insurance and Financial Services created in the first quarter of 2024 for the express purpose of serving as the counterparty to this new reinsurance transaction. All economics of the reinsurance transaction are effective as of January 1, 2024. The reinsurance transaction provides for the cession from Jackson to Brooke Re of liabilities associated with certain guaranteed benefit under our variable annuity contracts and similar products of Jackson, both in-force on the effective date of the reinsurance agreement and written in the future (i.e., on a “flow” basis) as well as related future fees, claims and other benefits, and maintenance expenses in exchange for a ceding commission for the in-force business. Brooke Re paid a ceding commission of approximately $1.2 billion to Jackson in connection with the execution of the reinsurance transaction. Jackson retains the variable annuity base contract, the annuity contract administration of the ceded business, and responsibility for investment management of the assets in the funds withheld account supporting the ceded liabilities. The reinsurance transaction allows us to mitigate the impact of the cash surrender value floor on Jackson’s total adjusted capital, statutory required capital, and risk-based capital ratio, as well as to allow for more efficient economic hedging of the underlying risks of Jackson’s business. This outcome will serve the interests of policyholders by protecting statutory capital through avoidance of non-economic hedging costs. Overall, this allows us to optimize our hedging, stabilize capital generation, and produce more predictable financial results going forward.

The Company entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. effective June 1, 2020 to reinsure on a 100% quota share basis, a block of Jackson's in-force fixed and fixed index annuity product liabilities in exchange for a $1,231.1 million ceding commission. The $1,016.3 million ceding commission, net of tax, was reported direct to surplus and will be amortized into income over the life of the business. In addition, $59.6 million of the IMR reserve was released from the IMR reserve and transferred to Athene under the reinsurance arrangement. The release of the reserve was recorded in income. In September 2021, the post closing settlement resulted in ceded premium of $6.3 million and a $28.5 million decrease in ceding commission.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Pursuant to the Athene reinsurance agreement, the Company holds certain assets, primarily debt securities and mortgage loans, as collateral. This collateral is reported as funds held under coinsurance on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

To further support its obligations under the reinsurance agreements, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and established a trust account for Jackson’s benefit, which had a book value of approximately $82.6 million and $212.8 million as of December 31, 2023 and 2022, respectively.

On May 29, 2019, the Michigan Department of Insurance and Financial Services revoked the status of an accredited reinsurer in Michigan. As of December 31, 2022, a liability for reinsurance in unauthorized companies of $33.1 million was established for the ceded reserve. In July 2023, the reinsurer was ordered into liquidation. During the fourth quarter of 2023, the liability for reinsurance in authorized companies was recognized as a loss, with no impact to capital and surplus.

The Company has agreements with John Hancock Life Insurance Company ("John Hancock") and John Hancock Life Insurance Company of New York (“John Hancock New York”) to reinsure Group Payout Annuities. On December 31, 2023 and 2022, the Company included $230.1 million and $512.8 million, respectively, of miscellaneous group annuity reserves initially established by John Hancock and John Hancock New York. The additional reserves are in excess of those required under minimum statutory standards.

In 2016, the Company executed a reserve financing transaction with Squire Re II. At December 31, 2023 and 2022, the Company ceded $376.5 million, $445.7 million, respectively, of level premium term reserves under a funds withheld 100% coinsurance treaty. The Company holds certain assets, primarily debt securities, as collateral. This collateral is reported as funds held under coinsurance on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income and with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

The Company assumes 90% of the risk associated with the variable annuities from its subsidiary, Jackson New York, on a coinsurance/modified coinsurance basis. Premiums assumed from Jackson New York were $716.1 million, $980.1 million, and $1,320.3 million in 2023, 2022, and 2021, respectively. At December 31, 2023 and 2022, the liability for the reserves assumed from Jackson New York totaled $1,250.6 million and $1,389.6 million, respectively.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

The Company has three retro treaties with Swiss Reinsurance Company Ltd. ("Swiss Re"). Pursuant to these retro treaties, the Company ceded to Swiss Re on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

Pursuant to the retro treaties, the Company holds certain assets, primarily policy loans and debt securities, as collateral. This collateral is reported as funds held under reinsurance treaties with unauthorized reinsurers on the statements of admitted assets, liabilities, capital and surplus. The income and realized gains on these assets are reported in income with a corresponding offset reported in interest on funds withheld treaties, with no impact on net income.

At December 31, 2023 and 2022, assets of $1,216.2 million and $1,265.0 million, respectively, were held in trust pursuant to the 100% coinsurance transactions with Swiss Re.

As the previously mentioned reinsurance transactions resulted in gains and were comprised of contracts inforce at the date of the transaction, the net, after tax, impact of the transactions was excluded from net income and recorded directly to surplus, and will be amortized into income as earnings emerge from the business reinsured.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The effect of reinsurance on premiums and benefits was as follows (in thousands):

	Years Ended December 31,
	2023	2022	2021
Direct premiums and annuity considerations	$12,645,332	$15,406,040	$18,799,480
Reinsurance assumed	819,805	1,096,807	1,446,936
Reinsurance ceded	(237,559)	(298,198)	(401,115)
Total premiums and annuity considerations	$13,227,578	$16,204,649	$19,845,301

Direct benefits to policyholders and beneficiaries	$22,002,447	$18,487,705	$22,292,257
Reinsurance assumed	1,082,026	1,173,141	1,161,442
Reinsurance ceded	1,249,948	1,553,035	1,558,064
Total benefits to policyholders and beneficiaries	$24,334,421	$21,213,881	$25,011,763

Policy reserves and liabilities are stated net of reinsurance ceded to other companies. At December 31, 2023 and 2022, reserves ceded were $24.4 billion and $28.1 billion, respectively, which included reserves ceded to Brooke Life of $24.0 million and $26.0 million, respectively, and also included reserves ceded to Squire Re II of $376.5 million and $445.7 million, respectively.

Note 8 - Federal Income Taxes

The Company is subject to federal income taxation as a life insurance company and files a consolidated federal income tax return with Brooke Life, Jackson New York, and Squire Re II. The Company has entered into written tax sharing agreements that are based on separate return calculations with benefits for credits and losses. The Company's portion of any Corporate Alternative Minimum Tax (“CAMT”) incurred or the benefit from CAMT credits is based on its share of the impact of CAMT for the consolidated group.

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2019. Tax years from 2019 to 2023 remain open under the statute of limitations.

Inflation Reduction Act
The Inflation Reduction Act (“IRA”), enacted on August 16, 2022, includes the CAMT, which was effective January 1, 2023. The Company is an applicable reporting entity that is part of a controlled group of corporations that is subject to the CAMT in 2023. At December 31, 2023 and 2022, the CAMT current tax was $163.0 million and nil, respectively. At December 31, 2023 and 2022, the CAMT reduced net capital and surplus by $187 million and nil, respectively. The CAMT was not applicable to the year ended December 31, 2021.

Net Deferred Tax Asset
The components of the net DTA at December 31 are as follows (in thousands):

	December 31, 2023			December 31, 2022			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Total gross DTA	$2,553,775	$62,035	$2,615,810	$1,995,078	$99,786	$2,094,864	$558,697	$(37,751)	$520,946
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTA	2,553,775	62,035	2,615,810	1,995,078	99,786	2,094,864	558,697	(37,751)	520,946
DTA nonadmitted	1,856,172	—	1,856,172	1,079,931	—	1,079,931	776,241	—	776,241
Subtotal net admitted DTA	697,603	62,035	759,638	915,147	99,786	1,014,933	(217,544)	(37,751)	(255,295)
Deferred tax liabilities	(42,745)	(109,951)	(152,696)	(40,711)	(193,132)	(233,843)	(2,034)	83,181	81,147

Net admitted DTA	$654,858	$(47,916)	$606,942	$874,436	$(93,346)	$781,090	$(219,578)	$45,430	$(174,148)

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Admission calculation components for SSAP No. 101 are as follows (in thousands):

		December 31, 2023			December 31, 2022			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes
	Paid in prior years
	recoverable through
	loss carrybacks	$—	$476	$476	$—	$166	$166	$—	$310	$310
(b)	Adjusted gross DTA
	Expected to be realized
	after application of the
	threshold limitation
	(Lesser of (b)1 or
	(b)2 below)	606,466	—	606,466	780,924	—	780,924	(174,458)	—	(174,458)
	1. Adjusted gross DTA
	Expected to be realized
	following the balance
	sheet date			1,868,854			1,503,003			365,851
	2. Adjusted gross DTA
	Allowed per limitation
	threshold			606,466			780,924			(174,458)
(c)	Adjusted gross DTA
	(Excluding the amount of
	DTA from (a) and (b)
	above) offset by
	gross DTL	91,137	61,559	152,696	134,223	99,620	233,843	(43,086)	(38,061)	(81,147)
(d)	DTA admitted as the
	result of application of
	SSAP No. 101	$697,603	$62,035	$759,638	$915,147	$99,786	$1,014,933	$(217,544)	$(37,751)	$(255,295)

	2023	2022
Ratio Percentage Used to Determine Recovery
Period and Threshold Limitation Amount	1,102.0%	965.8%

Amount of Adjusted Capital and Surplus Used to
Determine Recovery Period and Threshold
Limitation Amount (in thousands)	$4,043,109	$5,206,164

The impact of tax planning strategies was as follows (in thousands):

	December 31, 2023		December 31, 2022		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Determination of Adjusted Gross DTA and
Net Admitted DTA, by tax character as a percentage
1. Adjusted gross DTAs	$2,553,775	$62,035	$1,995,078	$99,786	$558,697	$(37,751)
2. Percentage of adjusted gross DTAs by
by tax character attributable to
the impact of tax planning
strategies	0%	0%	0%	0%	0%	0%
3. Net admitted adjusted gross DTAs	$697,603	$62,035	$915,147	$99,786	$(217,544)	$(37,751)
4. Percentage of net admitted adjusted
gross DTAs by tax character
admitted because of the impact
of tax planning strategies	0%	0%	0%	0%	0%	0%

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
At December 31, 2023 and December 31, 2022, the Company did not consider tax planning strategies for the determination of the amount of adjusted gross CAMT credit DTA. At December 31, 2023 and December 31, 2022, the consideration of tax planning strategies did not impact the determination of the amount of admitted CAMT credit DTA.

The Company's tax planning strategies do not include the use of reinsurance.

The main components of the deferred tax assets and liabilities are as follows (in thousands):

	2023	2022	Change
Deferred tax assets resulting from book/tax differences in:
Ordinary:
Deferred acquisition costs	$191,494	$202,018	$(10,524)
Insurance reserves	207,853	276,299	(68,446)
Investments	863,269	773,792	89,477
Employee benefits	111,921	128,826	(16,905)
Deferred and uncollected premium	1,562	1,889	(327)
Net operating loss carryforward	863,316	527,316	336,000
Tax credit carryforward	274,165	43,043	231,122
Other	40,195	41,895	(1,700)
Total ordinary gross & adjusted
gross deferred tax assets	2,553,775	1,995,078	558,697
Deferred tax assets nonadmitted	(1,856,172)	(1,079,931)	(776,241)
Admitted ordinary gross deferred
tax assets per NAIC SAP	697,603	915,147	(217,544)

Capital:
Investments	27,422	37,470	(10,048)
Unrealized capital losses	34,613	62,316	(27,703)
Total capital gross & adjusted
gross deferred tax assets	62,035	99,786	(37,751)
Deferred tax assets nonadmitted	—	—	—
Admitted capital gross deferred
tax assets per NAIC SAP	62,035	99,786	(37,751)
Total admitted deferred tax assets	$759,638	$1,014,933	$(255,295)

Deferred tax liabilities resulting from book/tax differences in:
Ordinary:
Investments	$14,937	$9,754	$5,183
Fixed assets	12,151	11,309	842
Insurance reserves	6,947	10,420	(3,473)
Due and deferred premium	8,705	9,227	(522)
Other	5	1	4
Total ordinary deferred tax liabilities	42,745	40,711	2,034
Total capital deferred tax liabilities	109,951	193,132	(83,181)
Total deferred tax liabilities	152,696	233,843	(81,147)

Total net admitted deferred tax asset	$606,942	$781,090	$(174,148)

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The application of SSAP No. 101, requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets under the regular tax system or for the CAMT credit deferred tax assets will be realized. The Company has not recorded a valuation allowance against deferred tax assets under the regular tax system or for the CAMT credit deferred tax assets as of December 31, 2023 and December 31, 2022. All reporting entities of the controlled group have made an accounting policy election to disregard the effect of the CAMT system in determining the valuation allowance for deferred tax assets under the regular tax system. There were no material modifications to the methodology used to project CAMT.

The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the non-admitted DTAs as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the Statutory Statements of Capital and Surplus) (in thousands):

	2023	2022	Change

Total deferred tax assets	$2,615,810	$2,094,864	$520,946
Total deferred tax liabilities	(152,696)	(233,843)	81,147
Net deferred tax assets/liabilities	2,463,114	1,861,021	602,093
Tax effect of unrealized gains	(530,763)	(326,697)	(204,066)
Change in net deferred income tax	$1,932,351	$1,534,324	$398,027

There are no temporary differences for which deferred tax liabilities have not been recognized. Accordingly, there are no events that would cause unrecognized temporary differences to become taxable. There are no unrecognized deferred tax liabilities in foreign subsidiaries and foreign corporate joint ventures that are permanent in duration.

Taxes Incurred
Current income taxes incurred consist of the following major components (in thousands):

	2023	2022	2021
Operations
Federal taxes from operations	$960,869	$73,645	$959,485
Foreign tax expense	—	—	—
Subtotal	960,869	73,645	959,485
Federal tax benefit on capital losses	(850,652)	(140,453)	(976,002)
Utilization of operating loss carryforwards	—	—	—
Other	(3,399)	22,616	(75,695)
Total federal current taxes incurred	$106,818	$(44,192)	$(92,212)

Federal current taxes incurred are reflected in the accompanying statements as follows (in thousands):

	2023	2022	2021
Federal taxes incurred	$966,356	$96,261	$883,790
Capital gains tax, excluding IMR taxes	(545,555)	(69,775)	(1,008,921)
Taxes transferred to IMR	(342,797)	(68,678)	135,159
Taxes on liability gains released from the IMR	28,814	(2,000)	(102,240)
Total federal current taxes incurred	$106,818	$(44,192)	$(92,212)

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
A reconciliation of the more significant permanent book to tax differences and the related tax effects (at a 21% statutory rate) is as follows (in thousands):

	2023		2022		2021
Income before taxes	$(1,220,210)		$3,353,705		$120,414

Income taxes at statutory rate	(256,244)	21%	704,278	21%	25,287	21%
Dividends received deduction	(123,641)	10%	(131,507)	(4)%	(135,678)	(113)%
Effect of tax sharing agreement	—	—%	—	—%	(9,162)	(8)%
Interest maintenance reserve	153,867	(13)%	(22,744)	(1)%	(38,266)	(32)%
Amortization of value of business acquired and goodwill	—	—%	6,878	—%	10,317	9%
Tax credits	(44,668)	4%	(22,990)	(1)%	(43,148)	(36)%
Gain on reinsurance of inforce business	(25,157)	2%	(51,969)	(2)%	(36,585)	(30)%
Net IRS audit interest	—	—%	—	—%	(19,126)	(16)%
Other	4,633	—%	3,412	—%	6,098	5%
Taxable income and current tax on operations	$(291,210)	24%	$485,358	14%	$(240,263)	(200)%

Federal and foreign taxes incurred	$966,356		$96,261		$883,790
Tax on capital losses	(859,539)		(140,453)		(976,002)
Change in net deferred taxes	(398,027)		529,550		(148,051)
Total statutory taxes	$(291,210)		$485,358		$(240,263)

At December 31, 2023, the Company had ordinary loss carryforwards of $4.0 billion which may be carried forward indefinitely and used to offset up to 80% of taxable income in future periods and $137.0 million of ordinary loss carryforwards limited pursuant to section 382 that will begin to expire beginning in 2026.

Loss carryforwards (in thousands):

Tax Year Generated	Amount of Carryforward
2012	$137,020
2021	1,201,272
2022	1,160,449
2023	1,612,287
Total	$4,111,028

There are no capital loss carryforwards available. The Company had a foreign tax credit carryforward in the amount of $104.4 million originating from 2022 and 2023 which expire as follows: 2032: $52.2 million; 2033: $52.2 million. The Company had a general business tax credit carryforward in the amount of $573 thousand originating from 2022 and 2023 which expires as follows: 2042: $423 thousand; 2043: $150 thousand.

The Company has no capital gains taxes paid in prior years that is available for recoupment.

The Company has no deposits under Internal Revenue Code Section 6603.

The Company does not owe any Repatriation Transition Tax ("RTT") and has made no payment or expect to make any future payments to satisfy the RTT liability.

The Company does not believe that it is reasonably possible that the liability related to any federal or foreign tax loss contingencies will significantly increase within the next 12 months.

At December 31, 2023 and 2022, the Company had alternative minimum tax credit deferred tax assets of $169.2 million and $6.2 million, respectively. As of December 31, 2023, the $169.2 million, consisting of $163.0 million originating from the 2023 tax year, and $6.2 million from prior tax years that is limited pursuant to section 383, may be carried forward indefinitely. At December 31, 2023 and 2022, the Company's net admitted DTAs were limited by 15% of adjusted capital and surplus.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Note 9 - Capital, Surplus and Dividend Restrictions

Under the Michigan Insurance Code of 1956, Jackson must notify the Michigan Director of Insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). At December 31, 2023, Jackson had no adjusted surplus. Ordinary dividends in any twelve month period are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31. The Michigan Director of Insurance may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum dividend that can be paid to Brooke Life in 2024, subject to the availability of earned surplus, with approval of the director is approximately $463.9 million.

During 2023, the Company remitted a $450.0 million ordinary dividend and a $150.0 million return of capital to Brooke Life.

During 2022, the Company remitted a $600.0 million return of capital to Brooke Life.

During 2021, the Company received a capital contribution of $1.4 billion from Brooke Life.

During 2023, changes in the balance of special surplus funds from the prior year are due to the admittance of net negative (disallowed) IMR of $253.0 million.

The NAIC has developed certain RBC requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC, to its authorized control level RBC (“ACL RBC”), calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“company action level RBC”). At December 31, 2023, 2022, and 2021 the Company’s TAC remained well in excess of the company action level RBC.

Note 10 - Debt

Surplus Notes
Under Michigan insurance law, the surplus notes are not part of the legal liabilities of the Company and are considered capital and surplus for statutory reporting purposes. Payments of interest or principal may only be made with the prior approval of the Michigan Director of Insurance and only out of surplus earnings which the director determines to be available for such payments under Michigan insurance law.

On March 15, 1997, the Company issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933 as amended, underwritten by a syndicate that included Goldman Sachs & Co., and Morgan Stanley & Co., and are administered by Citibank, N.A. as fiscal agent. The surplus notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims may not be redeemed at the option of the Company or any holder prior to maturity. Upon approval from DIFS, interest is payable semi-annually on March 15th and September 15th of each year. Interest paid on surplus notes was $20.4 million in 2023, 2022, and 2021, respectively.
As of December 31, 2023, life to date interest expense on surplus notes were $534.1 million.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Federal Home Loan Bank Loans
The Company received loans of $50.0 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 5.12% in 2023 and 1.71% in 2022. The outstanding balance on these loans was $57.2 million and $62.2 million at December 31, 2023 and 2022, respectively. During 2023, 2022, and 2021, interest expense for these loans totaled $2.9 million, $0.9 million, and $0.1 million, respectively. At December 31, 2023 and 2022, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $89.5 million and $95.7 million, respectively.
Federal Home Loan Bank Advances
The Company entered into an advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances averaged $373.1 million during 2023, with a weighted average interest rate of 5.15%. Advances of $250.2 million and nil were outstanding at December 31, 2023 and 2022, respectively, and were recorded in other liabilities. The Company paid interest of $6.6 million, $0.1 million, $0.2 million on such advances in 2023, 2022, and 2021, respectively. The largest outstanding balance at any month end during 2023 was $650.1 million.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are bilateral and accounted for as financing transactions, with the assets and associated liabilities included in the balance sheet.

The maturity time for borrowings are as follows (in thousands):

	2023	2022
Maximum Amount:
Overnight	$915,058	$1,080,027
2 Days to 1 Week	1,690,301	625,504
>1 Week to 1 Month	1,561,085	1,011,762

Ending Balance:
Overnight	$—	$—
2 Days to 1 Week	—	—
>1 Week to 1 Month	—	1,011,762

Short-term borrowings under such agreements averaged $969.8 million and $310.8 million during 2023 and 2022, respectively, with weighted average interest rates of 4.59% in 2023 and 2.54% in 2022. The highest level of short-term borrowings at any month end was $1,660.0 million in 2023 and $1,011.8 million in 2022. At December 31, 2023 and 2022, the outstanding repurchase agreement balance was nil and $1,011.8 million, respectively, collateralized with U.S. Treasury notes and maturing within 30 days, and was included within repurchase agreements in the balance sheet. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral.

Collateral received on secured borrowings are as follows (in thousands):

	2023	2022
Maximum Amount:
Cash	$2,243,022	$1,333,772
Securities (FV)	—	—

Ending Balance:
Cash	$—	$1,011,762
Securities (FV)	—	—

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
The liability to return collateral on secured borrowings are as follows (in thousands):

	2023	2022
Maximum Amount:
Cash (Collateral - All)	$2,243,022	$1,333,772
Securities Collateral (FV)	—	—

Ending Balance:
Cash (Collateral - All)	$—	$1,011,762
Securities Collateral (FV)	—	—

Interest paid totaled $49.1 million, $7.9 million, $1.1 million in 2023, 2022, and 2021, respectively.

Note 11 - Life and Annuity Reserves

The Company waives deductions of deferred fractional premiums upon death of the insured and returns premiums paid and due beyond the date of death. A reserve is held where a surrender value is promised in excess of the minimum required basic reserves.

At December 31, 2023 and 2022, 90% and 87%, respectively, of annuity reserves and deposit liabilities were subject to surrender charges of at least 5% or at market value in the event of discretionary withdrawal by policyholders.

For policies issued on substandard lives, either the gross premiums are calculated on a rated age basis, or an extra premium is charged in addition to the standard premium at the true issue age. Mean reserves are calculated as the regular mean reserve for the plan at the rated age, the regular mean reserve for the plan at the true issue age plus one-half of the extra premium charged, or a substandard reserve based on the appropriate multiple of the standard.

The Company had insurance in force, for which the gross premiums are less than the net premiums of approximately $11.1 billion and $14.6 billion, at December 31, 2023 and 2022, respectively, according to the valuation standard set by the state of Michigan.

The Company’s incurred but not reported claim provision is based on the Company’s historical experience. The provision was $117.9 million and $118.0 million at December 31, 2023 and 2022, respectively.

The Company issues variable annuity and life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities and life). The Company issues registered index-linked annuity contracts through its separate accounts for which investment risk is borne by the Company. The Company also issues variable and registered index-linked annuity contracts through separate accounts where the Company contractually guarantees to the contract holder (variable contracts with guarantees) either a) return of no less than total deposits made to the contract adjusted for any partial withdrawals, b) total deposits made to the contract adjusted for any partial withdrawals plus a minimum return, or c) the highest contract value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefit (“GMDB”)), at annuitization (guaranteed minimum income benefit (“GMIB”)), or upon depletion of funds (guaranteed minimum withdrawal benefits (“GMWB”)).

GMIB benefits are reinsured, subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. Reinsurance credits of $1.1 million and $20.4 million were taken in 2023 and 2022, respectively. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Account balances of contracts were invested in variable separate accounts as follows (in millions):

	December 31,
	2023	2022
Fund type:
Equity	$142,464	$122,744
Bond	18,385	17,775
Balanced	40,055	38,177
Money market	2,606	2,911
Total	$203,510	$181,607

Reserves for registered index-linked and variable annuities and associated guarantees are calculated using Actuarial Guideline 43 and VM-21. Required reserves associated with guaranteed benefits were $17.4 million and $209.8 million at December 31, 2023 and 2022, respectively.

Analysis of annuity reserves and deposit type contract liabilities by withdrawal characteristics is as follows (in thousands):

	December 31, 2023
		Guaranteed	Nonguaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$1,986,003	$210,279	$—	$2,196,282	1.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	4,823,408	4,629,816	—	9,453,224	4.4%
At fair value	—	—	179,151,105	179,151,105	84.3%
At book value without market value
adjustment and with current
surrender charge less than 5%	20,049,698	—	—	20,049,698	9.4%
Total subject to discretionary withdrawal	26,859,109	4,840,095	179,151,105	210,850,309	99.2%
Not subject to discretionary withdrawal	1,472,714	—	185,385	1,658,099	0.8%
Total gross	28,331,823	4,840,095	179,336,490	212,508,408	100.0%
Reinsurance ceded	17,129,925	—	—	17,129,925
Total, net of reinsurance	$11,201,898	$4,840,095	$179,336,490	$195,378,483

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

	December 31, 2022
		Guaranteed	Nonguaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Individual Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$2,561,508	$91,139	$—	$2,652,647	1.4%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	6,054,138	1,623,150	—	7,677,288	4.0%
At fair value	—	—	158,246,819	158,246,819	82.0%
At book value without market value
adjustment and with current
surrender charge less than 5%	22,823,051	—	—	22,823,051	11.8%
Total subject to discretionary withdrawal	31,438,697	1,714,289	158,246,819	191,399,805	99.2%
Not subject to discretionary withdrawal	1,468,023	—	158,571	1,626,594	0.8%
Total gross	32,906,720	1,714,289	158,405,390	193,026,399	100.0%
Reinsurance ceded	20,288,936	—	—	20,288,936
Total, net of reinsurance	$12,617,784	$1,714,289	$158,405,390	$172,737,463

	December 31, 2023
		Guaranteed	Nonguaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$167,459	$1,994	$—	$169,453	0.7%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	35,445	—	—	35,445	0.1%
At fair value	—	—	19,908,315	19,908,315	77.8%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,898,103	190	—	1,898,293	7.4%
Total subject to discretionary withdrawal	2,101,007	2,184	19,908,315	22,011,506	86.0%
Not subject to discretionary withdrawal	3,562,320	—	22,235	3,584,555	14.0%
Total gross	5,663,327	2,184	19,930,550	25,596,061	100.0%
Reinsurance ceded	1,413,260	—	—	1,413,260
Total, net of reinsurance	$4,250,067	$2,184	$19,930,550	$24,182,801

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

	December 31, 2022
		Guaranteed	Nonguaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Group Annuities:
Subject to discretionary withdrawal:
With market value adjustment	$233,246	$2,095	$—	$235,341	0.9%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	84,508	—	—	84,508	0.3%
At fair value	—	—	18,685,370	18,685,370	74.6%
At book value without market value
adjustment and with current
surrender charge less than 5%	2,265,549	—	—	2,265,549	9.0%
Total subject to discretionary withdrawal	2,583,303	2,095	18,685,370	21,270,768	85.0%
Not subject to discretionary withdrawal	3,753,770	189	13,536	3,767,495	15.0%
Total gross	6,337,073	2,284	18,698,906	25,038,263	100.0%
Reinsurance ceded	1,749,295	—	—	1,749,295
Total, net of reinsurance	$4,587,778	$2,284	$18,698,906	$23,288,968

	December 31, 2023
		Guaranteed	Nonguaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	79,570	79,570	0.9%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,454,272	—	—	1,454,272	15.9%
Total subject to discretionary withdrawal	1,454,272	—	79,570	1,533,842	16.8%
Not subject to discretionary withdrawal	7,596,763	—	—	7,596,763	83.2%
Total gross	9,051,035	—	79,570	9,130,605	100.0%
Reinsurance ceded	39,303	—	—	39,303
Total, net of reinsurance	$9,011,732	$—	$79,570	$9,091,302

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

	December 31, 2022
		Guaranteed	Nonguaranteed
	General	Separate	Separate		% of
	Account	Account	Account	Total	Total
Deposit-type contracts:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value without market value adjustment and
adjustment and with current
surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	—	—	60,740	60,740	0.6%
At book value without market value
adjustment and with current
surrender charge less than 5%	1,479,384	—	—	1,479,384	15.1%
Total subject to discretionary withdrawal	1,479,384	—	60,740	1,540,124	15.7%
Not subject to discretionary withdrawal	8,251,489	—	—	8,251,489	84.3%
Total gross	9,730,873	—	60,740	9,791,613	100.0%
Reinsurance ceded	39,157	—	—	39,157
Total, net of reinsurance	$9,691,716	$—	$60,740	$9,752,456
Analysis of life reserves by withdrawal characteristics is as follows (in thousands):

	December 31, 2023
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$123,657	$559,111
Universal Life	7,934,886	8,267,711	8,724,048
Universal Life with Secondary Guarantees	1,203,614	1,160,024	1,624,975
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	2,675,469	2,847,432
Variable Life	—	—	—
Variable Universal Life	18,183	18,182	18,495
Miscellaneous Reserves	67,249	71,411	89,950
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX	XXX	1,018,589
Accidental Death Benefits	XXX	XXX	9,222
Disability - Active Lives	XXX	XXX	10,600
Disability - Disabled Lives	XXX	XXX	186,011
Miscellaneous Reserves	XXX	XXX	415,411
Total (gross: direct + assumed)	9,223,932	12,316,454	15,503,844
Reinsurance Ceded	4,031,317	4,390,186	5,704,935
Total (net)	$5,192,615	$7,926,268	$9,798,909

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

December 31, 2023
	Separate Account -Guaranteed				Separate Account - Nonguaranteed
	Account Value		Cash Value	Reserve	Account Value		Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—		$—	$—	$—		$—	$—
Universal Life	—		—	—	—		—	—
Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Universal Life	—		—	—	—		—	—
Indexed Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Life	—		—	—	—		—	—
Other Permanent Cash Value Life Insurance	—		—	—	—		—	—
Variable Life	—		—	—	—		—	—
Variable Universal Life	291		291	291	103,148		103,171	103,501
Miscellaneous Reserves	—		—	—	—		—	—
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX		XXX	—	XXX		XXX	—
Accidental Death Benefits	XXX	$—	XXX	—	XXX	—	XXX	—
Disability - Active Lives	XXX		XXX	—	XXX		XXX	—
Disability - Disabled Lives	XXX		XXX	—	XXX		XXX	—
Miscellaneous Reserves	XXX		XXX	—	XXX		XXX	—
Total (gross: direct + assumed)	291		291	291	103,148		103,171	103,501
Reinsurance Ceded	—		—	—	—		—	—
Total (net)	$291		$291	$291	$103,148		$103,171	$103,501

	December 31, 2022
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—	$177,720	$629,291
Universal Life	8,047,633	8,365,526	8,883,419
Universal Life with Secondary Guarantees	1,245,130	1,197,565	1,643,288
Indexed Universal Life	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—
Indexed Life	—	—	—
Other Permanent Cash Value Life Insurance	—	2,739,639	2,965,395
Variable Life	—	—	—
Variable Universal Life	17,439	17,438	17,439
Miscellaneous Reserves	70,776	75,575	305,768
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX	XXX	1,119,107
Accidental Death Benefits	XXX	XXX	9,763
Disability - Active Lives	XXX	XXX	12,187
Disability - Disabled Lives	XXX	XXX	193,798
Miscellaneous Reserves	XXX	XXX	704,532
Total (gross: direct + assumed)	9,380,978	12,573,463	16,483,987
Reinsurance Ceded	4,032,764	4,449,637	5,910,056
Total (net)	$5,348,214	$8,123,826	$10,573,931

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

December 31, 2022
	Separate Account - Guaranteed				Separate Account - Nonguaranteed
	Account Value		Cash Value	Reserve	Account Value		Cash Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term Policies with Cash Value	$—		$—	$—	$—		$—	$—
Universal Life	—		—	—	—		—	—
Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Universal Life	—		—	—	—		—	—
Indexed Universal Life with Secondary Guarantees	—		—	—	—		—	—
Indexed Life	—		—	—	—		—	—
Other Permanent Cash Value Life Insurance	—		—	—	—		—	—
Variable Life	—		—	—	—		—	—
Variable Universal Life	285		285	285	93,133		93,149	93,293
Miscellaneous Reserves	—		—	—	—		—	—
Not subject to discretionary withdrawal, or no cash values:
Term Policies with Cash Value	XXX		XXX	—	XXX		XXX	—
Accidental Death Benefits	XXX	0	XXX	—	XXX	0	XXX	—
Disability - Active Lives	XXX		XXX	—	XXX		XXX	—
Disability - Disabled Lives	XXX		XXX	—	XXX		XXX	—
Miscellaneous Reserves	XXX		XXX	—	XXX		XXX	—
Total (gross: direct + assumed)	285		285	285	93,133		93,149	93,293
Reinsurance Ceded	—		—	—	—		—	—
Total (net)	$285		$285	$285	$93,133		$93,149	$93,293

Universal Life Insurance Secondary Guarantees
The Company previously issued universal life contracts with secondary guarantees, also called “no-lapse” guarantees. No-lapse guarantees are offered in the form of minimum premium guarantees or no-lapse account values. Reserves are calculated according to the Standard Valuation Law, Universal Life Insurance Model Regulation, Valuation of Life Insurance Policies Model Regulation, and Actuarial Guideline 38. Reserve balances were $936.6 million and $928.8 million at December 31, 2023 and 2022, respectively.

Reserves for variable universal life contracts are calculated according to the Standard Valuation Law, Universal Life Insurance Model Regulation, Variable Life Insurance Model Regulation and Actuarial Guideline 37. Reserve balances were $118.5 million and $106.0 million at December 31, 2023 and 2022, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Fixed Interest Rate Annuity
At December 31, 2023 and 2022, approximately 92% and 93%, respectively, of the Company’s fixed interest rate annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates at December 31 (in millions):

	2023
Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$—	$—	$—	$—	$—
1.51%-2.50%	0.9	—	—	—	0.9
>2.50%	7,058.4	—	—	18.4	7,076.8
Total	$7,059.3	$—	$—	$18.4	$7,077.7

Fixed Annuities + Closed Block Annuities
0.0%-1.50%	$11.1	$46.8	$55.5	$—	$113.4
1.51%-2.50%	0.4	0.1	0.7	11.7	12.9
>2.50%	1,236.9	168.6	23.2	273.1	1,701.8
Total	$1,248.4	$215.5	$79.4	$284.8	$1,828.1

Fixed Indexed Annuities
0.0%-1.50%	$4.2	$9.1	$3.0	$43.4	$59.7
1.51%-2.50%	—	0.4	0.2	—	0.6
>2.50%	20.9	0.1	61.5	9.8	92.3
Total	$25.1	$9.6	$64.7	$53.2	$152.6

RILA
0.0%-1.50%	$6.9	$—	$3.9	$0.7	$11.5
1.51%-2.50%	—	—	—	—	—
>2.50%	39.1	11.9	—	—	51.0
Total	$46.0	$11.9	$3.9	$0.7	$62.5

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

	2022
Minimum Guaranteed Interest Rate	At Guaranteed Minimum	1-50bps Above	51-150bps Above	150+bps Above	Total

Variable Annuities
0.0%-1.50%	$5,717.4	$16.0	$1.1	$71.7	$5,806.2
1.51%-2.50%	1.6	—	—	—	1.6
>2.50%	2,978.2	—	—	0.1	2,978.3
Total	$8,697.2	$16.0	$1.1	$71.8	$8,786.1

Fixed Annuities + Closed Block Annuities
0.0%-1.50%	$11.9	$63.5	$77.9	$—	$153.3
1.51%-2.50%	0.6	0.2	0.8	10.2	11.8
>2.50%	1,131.0	159.0	364.9	—	1,654.9
Total	$1,143.5	$222.7	$443.6	$10.2	$1,820.0

Fixed Indexed Annuities
0.0%-1.50%	$6.4	$17.0	$5.4	$39.8	$68.6
1.51%-2.50%	—	0.3	0.1	—	0.4
>2.50%	23.9	—	—	—	23.9
Total	$30.3	$17.3	$5.5	$39.8	$92.9

RILA
0.0%-1.50%	$9.9	$—	$6.8	$—	$16.7
1.51%-2.50%	—	—	—	—	—
>2.50%	—	—	—	—	—
Total	$9.9	$—	$6.8	$—	$16.7
Deferred Premiums and Considerations
Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2023 were as follows (in thousands):

Type	Gross	Net of Loading
Industrial	$4	$2
Ordinary new business	129,371	129,219
Ordinary renewal	77,812	70,544
Group Life	3,339	3,320
Totals	$210,526	$203,084

Note 12 – Separate Accounts

Reserves of the non-guaranteed separate accounts are subject to discretionary withdrawal at fair value. Reserves for minimum guaranteed death benefits on variable life, variable annuity, and registered index-linked annuity contracts, as well as minimum guaranteed living benefits on variable annuity contracts, are held in the general account. Assets of the insulated separate accounts are carried at fair value. All assets of the non-insulated separate accounts are carried at book value.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
A reconciliation of net transfers to separate accounts for the years ended December 31, 2023, 2022, and 2021 is as follows (in thousands):

	2023	2022	2021
Transfers as reported in the Summary of Operations of the Separate
Accounts Statement:
Transfers to separate accounts	$12,322,649	$12,457,523	$16,765,050
Transfers from separate accounts	15,763,006	13,167,324	17,459,230
Net transfers from separate accounts	(3,440,357)	(709,801)	(694,180)
Reconciling adjustments:
Benefit (guaranteed minimum income/withdrawal) and other fees	(2,625,142)	(2,552,656)	(2,300,771)
Other	(448,555)	(233,232)	68,095
Transfers as reported in the accompanying Statements of Operations	$(6,514,054)	$(3,495,689)	$(2,926,856)

For the insulated separate account, the difference between the CARVM reserve and the fair value of assets is recognized as an expense allowance in the general account. The CARVM allowance reduced the general account liability by $4.3 billion and $4.7 billion, for December 31, 2023 and 2022, respectively.

The amount of risk charges paid by the separate account to the general account for the past five years as compensation for the risk taken by the general account are as follows (in millions):

Year	Amount
2023	$2,946
2022	2,901
2021	2,693
2020	2,369
2019	2,248

Premiums, considerations or deposits totaled $10.7 billion, $13.2 billion, $16.5 billion for 2023, 2022, and 2021, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Premiums, considerations, or deposits of separate accounts for 2023 are as follows (in thousands):

Nonindexed
	Guarantee	Nonindexed	Nonguaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
Premiums, considerations or
deposits for year ended
December 31, 2023	$2,803,576	$—	$7,910,010	$10,713,586

Reserves in the separate accounts totaled $204.3 billion and $178.9 billion at December 31, 2023 and 2022, respectively.

Withdrawal characteristics of separate account reserves for 2023 are as follows (in thousands):

	Nonindexed
	Guarantee	Nonindexed	Nonguaranteed
	Less than/equal	Guarantee	Separate
	to 4%	More than 4%	Accounts	Total
For accounts with assets at:
Fair value	$3,183	$1,060	$199,450,111	$199,454,354
Amortized cost	4,838,327	—	—	4,838,327
Total reserves	$4,841,510	$1,060	$199,450,111	$204,292,681
By withdrawal characteristics:
With market value adjustment	$211,695	$1,060	$—	$212,755
At book value without market
value adjustment and with
current surrender charge of
5% or more	4,629,816	—	—	4,629,816
At fair value	$—	$—	$199,242,491	$199,242,491
At book value without market
value adjustment and with
current surrender charge less
than 5%	—	—		—
Subtotal	$4,841,510	$1,060	$199,242,491	$204,085,062
Not subject to discretionary
withdrawal	—	—	$207,620	207,620
Total	$4,841,510	$1,060	$199,450,111	$204,292,681

At December 31, 2023, reserves for asset default risk in lieu of AVR was nil.

Note 13 - Employee Retirement Plans

The Company has a defined contribution retirement plan covering substantially all associates. Effective January 1, 2020 associates are immediately eligible to participate in the Company's matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company's annual profit sharing contributions, as declared by the Company's Board of Directors, are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $18.6 million, $16.3 million, and $17.3 million in 2023, 2022, and 2021, respectively.
The Company maintains non-qualified voluntary deferred compensation plans for independent agents and certain associates of Jackson and certain affiliates. At December 31, 2023 and 2022, the liability for such plans totaled $302.1 million and $297.1 million, respectively. The Company’s expense/(benefit) related to these plans, for the change in market value of plan liabilities for participant elected deferrals, was $56.5 million, $(45.5) million, and $52.1 million in 2023, 2022, and 2021, respectively.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Note 14 – Other Related Party Transactions

The Company’s investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor. PPMA is ultimately a wholly owned subsidiary of Jackson Financial. The Company paid $53.8 million, $55.1 million, and $54.7 million to PPMA for investment advisory services in 2023, 2022, and 2021, respectively.

The Company has entered into shared services and administrative agreements with certain affiliates. Under the agreements, Jackson allocated $104.2 million, $108.0 million, and $89.5 million of certain management and administrative services expenses to affiliates in 2023, 2022, and 2021, respectively.

The Company has a Master Repurchase Agreement with Jackson Financial Inc., which allows for repurchase agreement transactions between the companies. There were no such borrowings during 2023 and 2022. There was no outstanding balance at both December 31, 2023 and 2022. Interest paid during 2023, 2022, and 2021 was nil.

The Company has an Administrative Services agreement with Jackson National Asset Management, LLC (“JNAM”). JNAM guarantees to annually pay at least 95% of its net operating earnings to Jackson as sole member of JNAM which will be payable monthly. In 2023, 2022, and 2021, the Company received membership distributions of $607.0 million, $636.0 million, and $684.2 respectively, from JNAM.

The Company provides a $100.0 million revolving credit facility to Jackson Financial, an upstream holding company. The loan was amended on December 14, 2021, is unsecured and matures in December 2026, accrues interest at Secured Overnight Financial Rate ("SOFR") plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2023 and 2022. The highest outstanding loan balance was nil at both December 31, 2023 and 2022, respectively. Interest and commitment fees totaled $100 thousand, $100 thousand, and $160 thousand during 2023, 2022, and 2021, respectively.

The Company provides a $35.0 million revolving credit facility to PPMA. The loan was amended on September 30, 2023, is unsecured, matures in September 2028, accrues interest at SOFR plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.10% per annum. At both December 31, 2023 and 2022, the outstanding balance was nil. The highest outstanding loan balance during both 2023 and 2022 was $34.0 and $20.0 million, respectively. Interest and commitment fees totaled $949 thousand, $778 thousand, and $342 thousand during 2023, 2022, and 2021, respectively.

The Company provided a $20.0 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company, which terminated June 30, 2023. The loan was unsecured, accrued interest at LIBOR plus 2% per annum and had a commitment fee of 0.25% per annum. Interest and commitment fees totaled $25 thousand, $50 thousand, and $50 thousand during 2023, 2022, and 2021, respectively.

During 2023, The Company made a capital contribution of $5.0 million to National Planning Holdings, LLC ("NPH").

During 2023, 2022, and 2021, the Company recognized impairment write downs of $4.2 million, nil, and $3.9 million, respectively, on subsidiary investments.

Note 15 – Commitments and Contingent Liabilities

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse affect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers, including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2023 and 2022, Jackson recorded accruals totaling nil and $131 thousand, respectively.

The Company has provided an unlimited guarantee for the policyholder obligations of its wholly owned life insurance subsidiary, Jackson New York. The maximum potential amount of future payments cannot be estimated as Jackson New York continues to write new business. This guarantee is not expected to result in future required payments by the Company and is not considered to result in a material contingent exposure of the Company’s assets to liability because the Company and Jackson New York share the same management and Jackson New York is subject to regulatory supervision of the state of New York. Accordingly, the Company has not accrued any liability for this guarantee (exception allowed under SSAP No. 5R, paragraph 18f).

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________

The Company is a party to an Uncommitted Money Market Line Credit Agreement dated April 6, 2023 among Jackson, Jackson Financial, and Société Générale. This agreement is an uncommitted short-term cash advance facility that provides an additional form of liquidity to Jackson and to Jackson Financial. The aggregate borrowing capacity under the agreement is $500.0 million and each cash advance request must be at least $100 thousand. The interest rate is set by the lender at the time of the borrowing and is fixed for the duration of the advance. Jackson and Jackson Financial are jointly and severally liable to repay any advance under the agreement, which must be repaid prior to the last day of the quarter in which the advance was drawn.

At December 31, 2023 and 2022, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $810.8 million and $1,398.3 million, respectively, including $47.8 million and $86.3 million, respectively, to limited partnerships and limited liability companies on which the Company has recognized an impairment charge. At December 31, 2023 and 2022, the Company had funded commitments related to fixed-rate mortgage loans and other debt securities totaled $854.2 million and $1,133.1 million, respectively. Line of credits to affiliates totaled $135.0 million and $195.0 million, respectively, at December 31, 2023 and 2022.

At December 31, 2023 and 2022, the Company had pledged mortgage related securities and commercial mortgage loans with a fair value of $3.3 billion and $2.9 billion, respectively, in connection with funding agreements issued to and borrowed money from the FHLBI. Securities for which all or a portion of Jackson’s holdings have been pledged continue to be reported as invested assets.

In connection with the reinsurance treaty with Jackson New York described in Note 7, Jackson placed high quality securities with a carrying value and fair value of $1,849.9 million and $1,782.6 million, respectively, at December 31, 2023, in a trust for the benefit of Jackson New York. Securities in the trust had a carrying value and fair value at December 31, 2022 of $1,828.2 million and $1,721.3 million, respectively. The trust is required in order for Jackson New York to record a credit for the reserves ceded to Jackson. The securities are reported as invested assets.

In connection with other life business ceded to non-affiliates, Jackson placed high quality securities in a trust for the benefit of the assuming company. These securities had a carrying value and fair value of $278.9 million and $276.2 million, respectively, at December 31, 2023. These securities had a carrying value and fair value at December 31, 2022 of $289.9 million and $261.9 million, respectively. The securities are reported as invested assets.

The Company leases office space and equipment under several operating leases that expire at various dates through 2051. Certain leases include escalating lease rates and, as a result, at December 31, 2023, Jackson recorded a liability of $5.2 million for future lease payments. Lease expense was $39.7 million, $41.9 million, and $29.9 million in 2023, 2022, and 2021, respectively.

At December 31, 2023, future minimum payments under noncancellable operating leases were as follows (in thousands):

2024	$5,311
2025	3,653
2026	3,641
2027	1,467
2028	549
Thereafter	1,250
Total	$15,871

The Company has a separate service agreement with third party administrator to provide policyholder administrative services. The agreement, subject to certain termination provisions, have ten and twelve-year terms and expire in 2030.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Note 16 – Share-Based Compensation

Omnibus Incentive Plan

In April 2021, the Jackson Financial’s Board of Directors adopted, and Jackson Financial’s shareholders approved, the Incentive Plan. This Incentive Plan became effective following the completion of the Demerger and replaced the Prudential Share Plans. The outstanding unvested awards previously issued under the Prudential Share Plans were exchanged for equivalent awards of shares of Jackson Financial’s Class A Common Stock under the Incentive Plan, with a grant date of October 4, 2021. The performance conditions of the awards were modified to be based on U.S. GAAP based metrics, rather than International Financial Reporting Standards ("IFRS"). The incremental compensation cost resulting from the modifications will be recognized ratably over the remaining requisite service period of each award.

The Incentive Plan allows for stock-based awards including stock options, stock appreciation rights, restricted share awards, performance share awards, and deferred share units. The Incentive Plan has a ten-year term, expiring in September 2031. Jackson Financial currently has Restricted Share Unit and Performance Unit equity-based compensation awards outstanding. Dividend equivalents are generally accrued on restricted share units and performance share units outstanding as of the record date. These dividend equivalents are paid only on restricted share units and performance share units that ultimately vest. Generally, the requisite service period is the vesting period. In the case of retirement (eligibility for which is based on the associate's age and years of service as provided in the relevant award agreement), awards vest in full, but are subject to the satisfaction of any applicable performance criteria and paid in line with the original vesting date.

The Company reflects the cash settled awards of the above plan as a liability classified plan and, therefore, reports the accrued compensation expense and the value of the cash settled awards within other liabilities. At December 31, 2023 and 2022, the Company had $69.3 million and $64.4 million accrued for future payments under this plan, respectively. Jackson Financial allocates a portion of the compensation expense associated with the share-settled awards to Jackson, which the Company settles with Jackson Financial monthly, on a one-month lag.

Restricted Share Units ("RSU"s)
Jackson Financial grants RSUs to certain associates and non-employee directors. The majority of associate RSUs are expected to vest in three equal installments on the first through third anniversaries of the grant date over a 3-year service period, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. The associate awards granted in 2021 will have a shortened, 30-month vesting period. In addition, 1 and 2-year awards were issued in connection with Jackson Financial's Demerger. RSUs have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. In lieu of cash dividend payments, the dividends on unvested RSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying RSU.

At December 31, 2023 and 2022, there were 1,658,795 and 1,712,791, respectively, non-vested RSUs, with a weighted average grant price of $36.86 and $32.76.

Performance Share Units ("PSU"s)
Jackson Financial grants PSUs to certain associates. PSU vesting is contingent on meeting a specified service requirement and the level of achievement of performance conditions. The PSU awards entitle recipients to receive, upon vesting, a number of units that ranges from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions. The awards are generally expected to vest after a period of three years, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. However, the awards granted in 2021 will have a shortened, 30-month vesting period. Award recipients have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. The dividends on unvested PSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying PSUs. The modified PSU awards retained their vesting and performance conditions, modified to be based on U.S. GAAP based metrics, rather than IFRS.

At December 31, 2023 and 2022, there were 517,050 and 1,124,372, respectively, non-vested PSUs, with a weighted average grant price of $35.27 and $28.68.

Jackson National Life Insurance Company
Notes to Statutory Financial Statements
______________________________________________________________________________________________________
Compensation Cost
The Company charges the fair value of the restricted share units and performance share units to expense over the requisite service period. The fair value of equity-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock on the grant date. The fair value of liability-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock as of the reporting date. For performance-based awards, Jackson Financial estimates the number of shares expected to vest at the end of the performance period based on the probable achievement of the performance objectives. RSUs have graded vesting features and the Company recognizes expense for those awards on a straight-line basis over the requisite service period. Jackson Financial recognizes forfeitures as they occur when recognizing share-based compensation expense.

Total compensation expense recognized under the plans was $85.1 million, $110.4 million, and $93.5 million for the years ended December 31, 2023, 2022, and 2021, respectively.

Unrecognized compensation cost for RSUs and PSUs under the Incentive Plan as of December 31, 2023, 2022, and 2021, was $39.8 million, $40.8 million, and $113.1 million respectively, with a weighted average recognition period of 1.19 years, 1.08 years, and 1.44 years.

Note 17 – Loan Backed Securities’ Other-Than-Temporary Impairments

The following table (shown in dollars) details loan-backed and structured securities with a recognized other-than-temporary impairment recorded in 2023.

1	2	3	4	5	6	7
CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Projected Cash Flows	Recognized other-than-temporary impairment	Amortized cost after other-than-temporary impairment	Fair Value	Financial Statement Reporting Period
05493AAQ3	14,631,000	5,901,695	8,729,305	5,901,695	5,901,695	Q1-2023
12666UAE3	1,374,910	1,333,650	41,260	1,333,650	1,333,650	Q1-2023
00442JAD6	424,803	299,104	125,699	299,104	299,104	Q2-2023
02149JAU0	655,298	622,284	33,014	622,284	622,284	Q2-2023
058930AD0	1,740,048	1,737,917	2,131	1,737,917	1,737,917	Q2-2023
073871BL8	302,006	291,305	10,701	291,305	291,305	Q2-2023
12669FZZ9	1,215,284	1,194,691	20,593	1,194,691	1,194,691	Q2-2023
36185MEV0	2,750,465	2,745,914	4,551	2,745,914	2,745,914	Q2-2023
41161PVF7	1,755,932	1,469,928	286,004	1,469,928	1,469,928	Q2-2023
41161PWC3	1,318,823	1,069,881	248,942	1,069,881	1,069,881	Q2-2023
41161UAC6	1,132,948	1,066,882	66,066	1,066,882	1,066,882	Q2-2023
57643MJV7	297,815	124,999	172,816	124,999	124,999	Q2-2023
59023MAD2	1,967,602	1,530,640	436,963	1,530,640	1,530,640	Q2-2023
61760CAN5	1,071,306	1,063,879	7,427	1,063,879	1,063,879	Q2-2023
81743QAG9	1,058,139	955,046	103,093	955,046	955,046	Q2-2023
81743QAJ3	3,489,570	3,160,128	329,442	3,160,128	3,160,128	Q2-2023
94984NAA0	1,129,911	1,111,647	18,265	1,111,647	1,111,647	Q2-2023
12659JAG2	15,504,429	15,461,179	43,250	15,461,179	15,461,179	Q3-2023
12669FZZ9	1,255,224	1,178,379	76,844	1,178,379	1,178,379	Q3-2023
17313FAA0	1,157,364	793,030	364,334	793,030	793,030	Q3-2023
41161UAC6	1,149,202	1,044,703	104,499	1,044,703	1,044,703	Q3-2023
12669FZL0	1,363,982	1,360,441	3,541	1,360,441	1,360,441	Q4-2023
12669FZZ9	1,288,712	1,191,780	96,932	1,191,780	1,191,780	Q4-2023
Total			11,325,672

Schedule 1
Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2023

Investment income earned

U.S. government bonds	$89,351,814
Other bonds (unaffiliated)	1,595,834,196
Bonds exempt from U.S. tax	—
Bonds of affiliates	—
Preferred stocks (unaffiliated)	8,366,743
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	16,018,961
Common stocks of affiliates	—
Mortgage loans	544,686,269
Real estate	39,029,351
Contract loans	389,978,901
Cash, cash equivalents and short-term investments	75,900,937
Derivative instruments	(346,579,577)
Other invested assets	687,890,688
Aggregate write-ins for investment income	255,131
Total investment income	$3,100,733,414

Real estate owned - book value less encumbrances	$226,591,548

Mortgage loans by type - book value
Farm mortgages	$—
Residential mortgages	1,012,728,287
Commercial mortgages	9,265,583,270
Total mortgage loans	$10,278,311,557

Mortgage loans by standing - book value
Good standing	$10,185,103,706
Good standing with restructured loans	$—
Interest overdue more than 90 days, not in foreclosure	$67,606,898
Foreclosure in process	$25,600,953

Other long term assets - statement value	$2,083,122,612

Contract loans	$4,241,715,886

Bonds & stocks of parents, subsidiaries and affiliates - book value
Bonds	$—
Preferred stocks	$—
Common stocks	$726,277,726

(Continued)

Schedule 1
Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2023

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$3,692,752,787
Over 1 year through 5 years	10,484,691,905
Over 5 years through 10 years	11,224,789,657
Over 10 years through 20 years	7,829,490,315
Over 20 years	6,144,467,181
Total by maturity	$39,376,191,845

Bonds by class - statement value
Class 1	$23,437,489,353
Class 2	15,037,149,680
Class 3	739,836,528
Class 4	147,540,768
Class 5	6,739,297
Class 6	7,436,219
Total by class	$39,376,191,845

Total bonds publicly traded	$21,428,589,805
Total bonds privately placed	$17,947,602,041

Preferred stocks - statement value	$172,812,053
Common stocks - market value	$1,105,540,606
Short-term investments - book value	$1,118,412,043
Options, caps and floors owned - statement value	$211,384,642
Options, caps and floors written & in force - statement value	$(904,690,873)
Collar, swap and forward agreements open - statement value	$(126,568,354)
Futures contracts open - current value	$—
Cash on deposit	$192,715,787
Cash equivalents	$753,199,633

Life insurance in force
Industrial	$220,516,000
Ordinary	$42,686,987,000
Credit life	$—
Group life	$759,201,000

Amount of accidental death benefits in force under ordinary policies	$1,444,961,000

(Continued)

Schedule 1
Additional Information
Jackson National Life Insurance Company
Supplemental Schedule of Selected Financial Data
December 31, 2023

Life insurance policies with disability provisions in force
Industrial	$71,000
Ordinary	$3,638,074,000
Credit life	$—
Group life	$159,019,000

Supplementary contracts in force:
Ordinary - not involving life contingencies-
Amount on deposit	$191,027,115
Income payable	$8,554,822

Ordinary - involving life contingencies-
Amount on deposit	$14,195,623
Income payable	$5,011,762

Group - not involving life contingencies-
Amount on deposit	$414,563
Income payable	$178,788

Group - involving life contingencies-
Amount on deposit	$15,189,029
Income payable	$1,918,448

Annuities:
Ordinary-
Immediate - amount of income payable	$224,562,471
Deferred - fully paid account balance	$1,272,268,647
Deferred - not fully paid - account balance	$8,862,721,713

Group-
Amount of income payable	$462,009,455
Fully paid account balance	$6,815,568
Not fully paid - account balance	$715,332,066

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Credit	$—

Deposit funds and dividend accumulations:
Deposit funds - account balance	$20,807,872
Dividend accumulations - account balance	$44,180,104

See accompanying independent auditors' report.

Schedule 2
JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2023

1)	Total admitted assets (excluding Separate Accounts):			$61,127,932,391

2)	10 largest exposures to a single issuer/borrower/investment (excluding US Government):

	Issuer	Category	Amount	Percentage
	JACKSON NATIONAL LIFE INS OF NEW YORK	AFFILIATED DOMESTIC SECURITIES	$720,061,326	1.2%
	AP TUNDRA	UNAFFILIATED DOMESTIC SECURITIES/PARTNERSHIP	278,536,897	0.5%
	CAYMAN UNIVERSE HOLDINGS	UNAFFILIATED FOREIGN SECURITIES/PARTNERSHIP	260,878,063	0.4%
	DUKE ENERGY	UNAFFILIATED DOMESTIC SECURITIES	242,173,952	0.4%
	PPM America Private Equity Fund VIII-A, L.P.	AFFILIATED DOMESTIC PARTNERSHIP	209,053,153	0.3%
	AMERICAN ELECTRIC POWER CO INC TEXAS	UNAFFILIATED DOMESTIC SECURITIES	196,666,583	0.3%
	WEC ENERGY GROUP INC	UNAFFILIATED DOMESTIC SECURITIES	173,148,844	0.3%
	SOUTHERN CO GAS CAPITAL	UNAFFILIATED DOMESTIC SECURITIES	168,649,879	0.3%
	ALDAR INVESTMENTS HYBRID LIMIT	UNAFFILIATED FOREIGN SECURITIES	166,500,000	0.3%
	PROLOGIS	UNAFFILIATED DOMESTIC SECURITIES	166,409,304	0.3%

3)	Amounts and percentages of total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	Amount	Percentage	Preferred Stock	Amount	Percentage
	NAIC-1	$23,437,489,352	38.3%	P/RP-1	$3,539,888	0.0%
	NAIC-2	$15,037,149,680	24.6%	P/RP-2	$118,760,313	0.2%
	NAIC-3	$739,836,528	1.2%	P/RP-3	$50,343,430	0.1%
	NAIC-4	$147,540,769	0.2%	P/RP-4	$—	0.0%
	NAIC-5	$6,739,296	0.0%	P/RP-5	$—	0.0%
	NAIC-6	$7,436,219	0.0%	P/RP-6	$168,422	0.0%

4)	Assets held in foreign investments:
		Amount	Percentage
	Total admitted assets held in foreign investments	$8,372,512,899	13.7%
	Foreign-currency-denominated investments	$1,422,376,337	2.3%
	Insurance liabilities denominated in that same foreign currency	$—	0.0%

5)	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
		Amount	Percentage
	Countries rated NAIC-1	$7,400,469,617	12.1%
	Countries rated NAIC-2	$694,086,825	1.1%
	Countries rated NAIC-3 or below	$277,956,457	0.5%

6)	Two largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign rating:
		Amount	Percentage
	Countries rated NAIC-1:
	UNITED KINGDOM	$1,688,720,683	2.8%
	CAYMAN ISLANDS	$1,405,614,280	2.3%
	Countries rated NAIC-2:
	MEXICO	$240,122,343	0.4%
	INDONESIA	$138,172,592	0.2%
	Countries rated NAIC-3 or below:
	BRAZIL	$64,674,273	0.1%
	COLUMBIA	$44,641,031	0.1%

(Continued)

Schedule 2
JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2023

7)	There is no unhedged foreign currency exposure.
8)	There is no unhedged foreign currency exposure.
9)	There is no unhedged foreign currency exposure
10)	Two largest foreign investment exposures in a single country, categorized by the country's NAIC sovereign rating:
	Issuer	NAIC Rating	Amount	Percentage
	CAYMAN UNIVERSE HOLDINGS	1	$260,878,063	0.4%
	TAKEDA PHARMACEUTICAL CO LTD	2	$107,384,487	0.2%
	ANHEUSER-BUSCH	1	$107,093,493	0.2%
	BARD BIDCO LIMITED	MORTGAGE LOAN	$102,715,190	0.2%
	UBS	1	$97,845,483	0.2%
	CODELCO	2	$93,641,868	0.2%
	BRITISH AMERICAN TOBACCO PLC	2	$92,263,240	0.2%
	AIRBUS SE	1	$89,539,817	0.1%
	CSL LIMITED	1	$81,179,790	0.1%
	DYSON FINANCE	1	$78,913,783	0.1%

11)	There were no assets held in Canadian investments that exceeded 2.5% of the Company's total admitted assets.
12)	There were no assets held in investments with contractual sales restrictions that exceeded 2.5% of the Company's total admitted assets.

13)	Amounts and percentages of admitted assets held in the ten largest equity interests:
	Issuer	Amount	Percentage
	JACKSON NATIONAL LIFE INS OF NEW YORK	$720,061,326	1.2%
	PPM America Private Equity Fund VIII-A, L.P.	$209,053,153	0.3%
	FIDELITY CONSERVATIVE INCOME	$181,818,183	0.3%
	SFR Delos Partners, L.P.	$145,187,296	0.2%
	Pretium Olympus JV, L.P.	$116,332,424	0.2%
	FHLBICLASS B-1	$90,000,000	0.1%
	Motive Capital Fund II-A, L.P.	$79,434,243	0.1%
	AOP Finance Partners, L.P.	$56,738,825	0.1%
	AA GP Solutions Fund, L.P.	$52,513,695	0.1%
	NNN AGP Opportunities Fund II, L.P.	$50,429,419	0.1%

14)	There were no assets held in nonaffiliated, privately placed equities, exceeding 2.5% of the Company’s total admitted assets.
15)	There were no assets held in general partnership interests that exceeded 2.5% of the Company’s total admitted assets.

16)	Amounts and percentages of total admitted assets held in the ten largest mortgage loans:
	Type		Amount	Percentage
	COMMERCIAL		$230,000,000	0.4%
	COMMERCIAL		$200,000,000	0.3%
	COMMERCIAL		$151,955,996	0.2%
	COMMERCIAL		$110,000,000	0.2%
	COMMERCIAL		$108,328,570	0.2%
	COMMERCIAL		$105,475,053	0.2%
	COMMERCIAL		$102,715,190	0.2%
	COMMERCIAL		$96,574,752	0.2%
	RESIDENTIAL		$95,000,000	0.2%
	COMMERCIAL		$85,000,000	0.1%

	Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
	16.12	Construction loans	$—	0.0%
	16.13	Mortgage loans over 90 days past due	$67,606,898	0.1%
	16.14	Mortgage loans in the process of foreclosure	$25,600,953	0.0%
	16.15	Mortgage loans foreclosed	$—	0.0%
	16.16	Restructured mortgage loans	$—	0.0%

(Continued)

Schedule 2
JACKSON NATIONAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2023

17)	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
		Commercial
	Loan to Value	Amount	Percentage
	above 95%	$107,547,554	0.2%
	91 to 95%	$25,000,000	0.0%
	81 to 90%	$127,347,705	0.2%
	71 to 80%	$700,269,016	1.1%
	below 70%	$8,305,418,995	13.6%

		Residential
	Loan to Value	Amount	Percentage
	above 95%	$40,723,908	0.1%
	91 to 95%	$33,429,544	0.1%
	81 to 90%	$44,909,024	0.1%
	71 to 80%	$110,248,087	0.2%
	below 70%	$783,417,723	1.3%

18)	There were no assets held in real estate that exceeded 2.5% of the Company's total admitted assets.
19)	There were no assets held in mezzanine real estate loans that exceeded 2.5% of the Company’s total admitted assets.
20)	Amounts and percentages of total admitted assets subject to the following types of agreements:

	At year end		At end of each quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Securities lending	$13,029,678	0.0%	$29,719,700	$48,611,367	$21,898,794
Repurchase	—	0.0%	1,191,220,851	1,849,033,970	—
Reverse repurchase	—	0.0%	—	—	—
Dollar repurchase	—	0.0%	—	—	—
Dollar reverse repurchase	—	0.0%	—	—	—

21)	Amounts and percentages of total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

	Owned		Written
Type	Amount	Percentage	Amount	Percentage
Hedging	$211,384,642	0.3%	$904,690,873	1.5%

22)	Amounts and percentages of total admitted assets of potential exposure for collars, swaps and forwards:

	At year end		At end of each quarter
Type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Hedging	$70,440,427	0.1%	$105,046,098	$87,330,712	$84,465,235

23)	Amounts and percentages of total admitted assets of potential exposure for futures contracts:

	At year end		At end of each quarter
Type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr
Hedging	$1,948,415,606	3.2%	$1,151,311,984	$749,662,240	$716,847,768

See accompanying independent auditors' report.

Schedule 3
JACKSON NATIONAL LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2023

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	4,246,462,599	7.25%	4,246,462,599	—	4,246,462,599	7.25%
All other governments	653,341,951	1.11%	653,341,951	—	653,341,951	1.12%
U.S. states, territories and possessions, guaranteed	277,358,421	0.47%	277,358,421	—	277,358,421	0.47%
U.S. political subdivisions of states, territories	52,206,094	0.09%	52,206,094	—	52,206,094	0.09%
U.S. special revenue and special assessment obligations	829,634,914	1.42%	829,634,914	—	829,634,914	1.42%
Industrial and miscellaneous	32,114,040,806	54.80%	32,114,040,806	—	32,114,040,806	54.82%
Hybrid securities	26,454,377	0.05%	26,454,377	—	26,454,377	0.05%
Unaffiliated bank loans	58,280,640	0.10%	58,280,640	—	58,280,640	0.10%
Preferred Stocks:
Industrial and miscellaneous (unaffiliated)	172,812,053	0.29%	172,812,053	—	172,812,053	0.30%
Common Stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	227,575	—%	227,575	—	227,575	—%
Industrial and miscellaneous Other (unaffiliated)	117,303,995	0.20%	117,303,995	—	117,303,995	0.20%
Parent, subsidiaries and affiliates other	726,277,725	1.24%	721,253,660	—	721,253,660	1.23%
Mutual funds	266,755,376	0.46%	266,755,376	—	266,755,376	0.46%
Mortgage loans:
Residential mortgages	1,002,349,209	1.71%	1,002,349,209	—	1,002,349,209	1.71%
Commercial loans	8,423,390,541	14.37%	8,423,390,541	—	8,423,390,541	14.38%
Mezzanine real estate loans	867,380,778	1.48%	867,380,778		867,380,778	1.48%
Total valuation allowance	(14,808,971)	(0.03)%	(14,808,971)		(14,808,971)
Real estate:
Property occupied by the company	213,878,328	0.36%	213,878,327	—	213,878,327	0.37%
Property held for the production of income	7,172,124	0.01%	7,172,124		7,172,124	0.01%
Property held for sale	5,541,097	0.01%	5,541,097	—	5,541,097	0.01%
Cash, cash equivalents and short-term investments
Cash equivalents - short term	1,118,412,043	1.91%	1,118,412,043	—	1,118,412,043	1.91%
Cash	192,715,787	0.33%	192,715,787	—	192,715,787	0.33%
Cash equivalents	753,199,633	1.29%	753,199,633	13,049,799	766,249,432	1.31%
Contract loans	4,243,593,375	7.24%	4,241,715,886	—	4,241,715,886	7.24%
Derivatives	84,816,291	0.14%	84,816,291	—	84,816,291	0.14%
Other invested assets	2,101,790,972	3.59%	2,083,122,612		2,083,122,612	3.56%
Receivables for securities	48,966,740	0.08%	48,966,740	—	48,966,740	0.08%
Securities lending	13,049,799	0.02%	13,049,799	XXX	XXX	XXX
	$58,602,604,272	100.00%	$58,577,034,357	$13,049,799	$58,577,034,357	100.00%

See accompanying independent auditors' report.

Schedule 4
JACKSON NATIONAL LIFE INSURANCE COMPANY
Reinsurance Risk Interrogatories
December 31, 2023

1.	Does the reporting entity have any reinsurance contracts subject to A-791 that include a provision, which limits the reinsurer's assumption of significant risks identified as in A-791?
Yes

The Company’s Guaranteed Minimum Income Benefits on Variable Annuities (GMIBs) are reinsured with Chubb Tempest Life Reinsurance LTD. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. At December 31, 2023, the Company recorded a $1,146,443 reserve credit in consideration of the GMIB cession that is fully collateralized through a combination of letters of credit and a reinsurance trust. The reserve credit considers the treaty’s risk limiting factors.

2.	Does the reporting entity have any reinsurance contracts not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption risk?
No

3.	Does the reporting entity have any reinsurance contracts that contain features described below which result in delays in payment in form or in fact:

	a.	Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety days of the settlement date?
No

	b.	Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity?
No

4.	Does the reporting entity reflect a reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP No. 61R for the following?

	a.	Assumption Reinsurance?	No

	b.	Non-proportional reinsurance, which does not result in significant surplus relief?	No

5.	Does the reporting entity cede any risk which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract during the period covered by the financial statement, and either:

	a.	Accounted for that contract as reinsurance under SAP and as a deposit under GAAP; or	No

	b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?	No

See accompanying independent auditors' report.

APPENDIX A

JFI Definitions and Non-GAAP Financial Measures Utilized for Executive Compensation

As used in this Appendix A, the terms: “Company,” “JFI,” “we,” “our” and “us” refer to Jackson Financial Inc.; “Compensation Committee” refers to the Compensation Committee of the JFI Board of Directors; and “U.S. GAAP” refers to generally accepted accounting principles in the United States. The various financial measures discussed in this Appendix A refer to JFI financial measures determined on a consolidated basis.

Jackson’s executive compensation is based on target metrics for JFI. Certain of the target metrics used in our incentive programs are based upon financial measures that are not determined in accordance with U.S. GAAP. These target metrics may include additional limited adjustments, as described below, to maintain the pay-for-performance link and preserve the original economic intent of the incentives as reasonably determined by the JFI Compensation Committee. Although these non-GAAP financial measures should not be considered substitutes for U.S. GAAP measures, our management and JFI Board consider them important performance indicators and have employed them as well as other factors in determining senior management and associate incentive compensation.

The non-GAAP financial measures listed below that we use in evaluating performance under our incentive programs described in this prospectus. Management believes that the use of these non-GAAP financial measures, together with relevant U.S. GAAP financial measures, provides a better understanding of our results of operations, financial condition and the underlying performance drivers of our business. The definitions for these non-GAAP financial measures and how they may be calculated from the most directly comparable U.S. GAAP financial measures are as follows:

Adjusted Book Value Attributable to Common Shareholders and Adjusted Operating ROE Attributable to Common Shareholders We use Adjusted Operating Return on Equity ("ROE") Attributable to Common Shareholders to manage our business and evaluate our financial performance that: (i) excludes items that vary from period to period due to accounting treatment under U.S. GAAP or that are non-recurring in nature, as such items may distort the underlying performance of our business; and (ii) is calculated by dividing our Adjusted Operating Earnings by average Adjusted Book Value Attributable to Common Shareholders.

Adjusted Book Value Attributable to Common Shareholders excludes JFI Preferred Stock and AOCI attributable to Jackson Financial, which does not include AOCI arising from investments held within the funds withheld account related to the Athene Reinsurance Transaction.

We exclude AOCI attributable to Jackson Financial from Adjusted Book Value Attributable to Common Shareholders because our invested assets are generally invested to closely match the duration of our liabilities, which are longer duration in nature, and, therefore we believe period-to-period fair market value fluctuations in AOCI to be inconsistent with this objective. We believe excluding AOCI attributable to Jackson Financial is more useful to investors in analyzing trends in our business. Changes in AOCI within the funds withheld account related to the Athene Reinsurance Transaction offset the related non-operating earnings from the Athene Reinsurance Transaction resulting in a minimal net impact on Adjusted Book Value of Jackson Financial.

Adjusted Book Value Attributable to Common Shareholders and Adjusted Operating ROE Attributable to Common Shareholders should not be used as substitutes for total shareholders’ equity and ROE as calculated using annualized net income and average equity in accordance with U.S. GAAP. However, we believe the adjustments to equity and earnings are useful to gaining an understanding of our overall results of operations.

The following is a reconciliation of JFI Adjusted Book Value Attributable to Common Shareholders to JFI total shareholders’ equity and a comparison of JFI Adjusted Operating ROE Attributable to Common Shareholders to ROE Attributable to Common Shareholders, the most comparable U.S. GAAP measure:

	Years Ended December 31,
	2023	2022	2021
	(in millions)
Net income (loss) attributable to Jackson Financial Inc. common shareholders	$899	$6,186	$3,417
Adjusted Operating Earnings	1,073	1,454	2,179

Total shareholders' equity	$10,170	$8,646	$7,641
Less: Preferred stock	533	—	—
Total common shareholders' equity	9,637	8,646	7,641

Adjustments to total common shareholders’ equity:
Exclude AOCI attributable to Jackson Financial Inc. (1)	1,196	1,272	(1,073)
Adjusted Book Value Attributable to Common Shareholders	$10,833	$9,918	$6,568

ROE Attributable to Common Shareholders	10.3%	69.7%	44.1%
Adjusted Operating ROE Attributable to Common Shareholders on average equity	10.6%	16.2%	32.8%

(1) Excludes $(1,612) million, $(2,106) million and $287 million related to the investments held within the funds withheld account related to the Athene Reinsurance Transaction as of December 31, 2023, 2022 and 2021, respectively, which are not attributable to Jackson Financial Inc. and are therefore not included as an adjustment to total shareholders’ equity in the reconciliation of Adjusted Book Value Attributable to Common Shareholders to total shareholders’ equity.

Adjusted Operating Earnings Adjusted Operating Earnings is an after-tax non-GAAP financial measure, which we believe should be used to evaluate our financial performance on a consolidated basis by excluding certain items that may be highly variable from period to period due to accounting treatment under U.S. GAAP or that are non-recurring in nature, as well as certain other revenues and expenses that we do not view as driving our underlying performance. Adjusted Operating Earnings should not be used as a substitute for net income as calculated in accordance with U.S. GAAP. However, we believe the adjustments to net income are useful for gaining an understanding of our overall results of operations.

Adjusted Operating Earnings equals our Net income (loss) attributable to Jackson Financial Inc.'s common shareholders (which excludes income attributable to non-controlling interest and dividends on preferred stock) adjusted to eliminate the impact of the items described in the following numbered paragraphs. These items are excluded as they may vary significantly from period to period due to near-term market conditions or are otherwise not directly comparable or reflective of the underlying performance of our business. We believe these exclusions provide investors a better picture of the drivers of our underlying performance.

1.Net Hedging Results: Comprised of: (i) fees attributed to guaranteed benefits; (ii) changes in the fair value of freestanding derivatives used to manage the risk associated with market risk benefits and other guaranteed benefit features, excluding earned income (periodic settlements and changes in settlement accruals); (iii) the movements in reserves, market risk benefits, guaranteed benefit features accounted for as embedded derivative instruments, and related claims and benefit payments; (iv) amortization of the balance of unamortized deferred acquisition costs at the date of transition to current accounting guidance on January 1, 2021 associated with items excluded from adjusted operating earnings prior to transition; and (v) the impact on the valuation of Guaranteed Benefits and Net Hedging Results arising from changes in underlying actuarial assumptions. We believe excluding these items removes the impact to both revenue and related expenses associated with Guaranteed Benefits and Net Hedging Results.

2.Net Realized Investment Gains and Losses: Comprised of: (i) realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio, and (ii) impairments of securities, after adjustment for the non-credit component of the impairment charges.

3.Change in Value of Funds Withheld Embedded Derivative and Net investment income on funds withheld assets: Composed of: (i) the change in fair value of funds withheld embedded derivatives, and (ii) net investment income on funds withheld assets related to funds withheld reinsurance transactions.

4.Other items: Comprised of: (i) the impact of investments that are consolidated in our financial statements due to U.S. GAAP accounting requirements, such as our investments in collateralized loan obligations (“CLOs”), but for which the consolidation effects are not consistent with our economic interest or exposure to those entities, and (ii) one-time or other non-recurring items, such as costs relating to our separation from Prudential.

Operating income taxes are calculated using the prevailing corporate federal income tax rate of 21% while taking into account any items recognized differently in our financial statements and federal income tax returns, including the dividends received deduction and other tax credits. For interim reporting periods, the Company uses an estimated annual effective tax rate (“ETR”) in computing its tax provision including consideration of discrete items.

The following is a reconciliation of JFI Adjusted Operating Earnings to net income (loss) attributable to Jackson Financial common shareholders, the most comparable U.S. GAAP measure:

	Years Ended December 31,
	2023	2022	2021
	(in millions)
Net income (loss) attributable to Jackson Financial Inc common shareholders	$899	$6,186	$3,417
Add: dividends on preferred stock	35	—	—
Add: income tax expense (benefit)	4	1,505	666
Pretax income (loss) attributable to Jackson Financial Inc	938	7,691	4,083
Non-operating adjustments (income) loss:
Guaranteed benefits and hedging results:
Fees attributable to guarantee benefit reserves	(3,125)	(3,077)	(2,855)
Net movement in freestanding derivatives	4,651	2,744	5,674
Market risk benefits (gains) losses, net	(3,897)	(3,536)	(3,966)
Net reserve and embedded derivative movements	787	222	141
Amortization of DAC associated with non-operating items at date of transition to LDTI	591	658	737
Total guaranteed benefits and net hedging results	(993)	(2,989)	(269)
Net realized investment (gains) losses	554	359	(182)
Net realized investment (gains) losses on funds withheld assets	1,801	(2,186)	21
Net investment income on funds withheld assets	(1,174)	(1,254)	(1,188)
Other items	39	22	36
Total non-operating adjustments	227	(6,048)	(1,582)
Pretax adjusted operating earnings	1,165	1,643	2,501
Less: operating income tax expense (benefit)	57	189	322
Adjusted operating earnings before dividends on preferred stock	1,108	1,454	2,179
Less: dividends on preferred stock	35	—	—
Adjusted operating earnings	$1,073	$1,454	$2,179

The prospectus also references other financial measures that our management and the JFI Board consider important performance indicators and have employed, along with other factors, in determining senior management and associate incentive compensation. The following discussion explains how financial measures are calculated and how they are, or may be, adjusted.

2023 Short-Term Incentive Performance Metrics

Pretax Adjusted Operating Earnings begins with the amount calculated as described above. The JFI Compensation Committee is empowered to make additional adjustments in order to enable the evaluation of actual performance on a basis relatively consistent with the assumptions underlying the projected performance used to set the original target. Those additional adjustments may exclude the following:

•the net impact of equity market total returns over the period outside a corridor of 7% above or below the equity market total return assumption under our business plan;
•the impact on spread earnings resulting from movement in the 10-year Treasury rate, relative to the beginning of year rate, of more than 2%; and
•the impact on net investment income resulting from increases (or decreases) in general account assets resulting from net freestanding derivatives gains (or losses) in excess of $2 billion.

Other examples include the impact of significant events not contemplated in setting the original target, including new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessments in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.

Pretax Adjusted Operating Income, adjusted as described above, is measured relative to the plan projection of Pretax Adjusted Operating Income for the year (with interest rates as implied by the forward rate curve as of the beginning of the year). For the actual short-term incentives for 2023 metric, the Pretax Adjusted Operating Income measure described above was further adjusted as follows:

Years Ended December 31,
2023
(in millions)
Pretax adjusted operating earnings (1)	$1,165
Net impact of equity market total returns in 2023 outside of a pre-defined corridor	13
Net impact of the Company's annual actuarial assumption review	60
Pretax adjusted operating earnings, adjusted as described above	$1,238
(1) See Adjusted Operating Earnings above for information regarding our non-GAAP financial measures and reconciliations to the most comparable U.S. GAAP measures.

Controllable Costs represents general and administrative expenses, adjusted to exclude the following items which may vary significantly during a period based on factors outside of management control or overall incentive funding levels:

a.Costs related to nonqualified deferred compensation plans, which vary based on performance of underlying notional investments selected by participants;
b.Costs of PPM related to investment management fees paid by third parties, which vary based on the value of assets under management; and
c.Compensation expense related to annual bonuses and long-term incentive awards, the inclusion of which could cause misalignment between overall Company performance and funding outcomes for this metric.

Other examples include adjustments for unplanned costs relating to significant events including new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessment in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.

Controllable Costs is general and administrative expenses, adjusted as described above, measured relative to the plan projection of Controllable Costs for the year, as shown in the table below:

Years Ended December 31,
2023
(in millions)
General and administrative expenses per 10-K	$1,007
Costs related to nonqualified deferred compensation plans	(58)
Costs of PPM related to investment management fees paid by third parties	(59)
Compensation expense related to annual bonuses and long-term incentive award	(188)
Other	12
Total Controllable costs	$714

Risk-Based Capital requirements are insurance company statutory capital requirements based on rules published by the National Association of Insurance Commissioners (NAIC). The NAIC has developed certain RBC requirements for life insurance companies. Under the NAIC requirements, compliance is determined by a ratio of a company’s TAC, calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC.

RBC measures the Company’s balance sheet health by achieving operating company RBC levels within our targeted range, appropriately managed within our risk framework.

2023 Long-Term Incentive Performance Metrics

Generation of Net Cash Flow Available to JFI is a financial measure that the Company uses to facilitate an understanding of its ability to generate cash for reinvestment into its business or use in non-mandatory capital actions, such as dividends. We define net cash flow as the sum of cash flows, to or available to, Jackson Financial Inc. from its operating subsidiaries in the form of (i) dividends, (ii) return of capital distributions, (iii) interest payments on intercompany surplus notes, (iv) payments related to expense or tax sharing arrangements, (v) other similar payments, and (vi) unremitted cash in excess of the upper end of the stated target RBC range, less capital contributions to the operating subsidiaries. This measure considers cash flows related to performance in calendar year periods that may take place in the following calendar year (i.e., dividends from operating companies pertain to excess capital development over a calendar year period but are likely to be remitted in the first quarter of the following year to allow for the regulatory approval process). Net Cash Flow Available to JFI is distinct from any JFI capital actions, such as common stock dividends and repurchases, debt reduction payments and mergers and acquisitions.

As provided under the long-term incentive (“LTI”) program, Net Cash Flow Available to JFI may, at the Committee’s discretion, be adjusted to include, or not be limited to, situations such as the following:

For material movements in interest rates or equity levels during the three-year period, the plan sensitivities for impacts on net cash flow available to JFI can be used to adjust the planned level for the period. For example, in the event of a down 20% equity movement during the period, the down 20% sensitivity could be applied and the change in net cash flow available to JFI could be adjusted accordingly.

For significant movements arising from the interaction of path dependent rate or equity movements and the risk framework in place during the period, the JFI Compensation Committee may assess the performance of the hedging program to adjust the final outcome.

Other examples could include events not contemplated in setting the original target, such as new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessments in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.

Net Cash Flow Available to JFI, adjusted as described above, is measured relative to the plan projections of Net Cash Flow Available to JFI for the period.

Adjusted Operating ROE Attributable to Common Shareholders begins with the amount calculated as described above. The JFI Compensation Committee is empowered to adjust that amount further to include, or not be limited to, situations such as the following:

a.The actual Adjusted Operating Earnings for each of the three years that is used in the calculation of Adjusted Operating ROE Attributable to Common Shareholders may be adjusted to exclude:
i.the net impact of equity market total returns over the period outside a corridor of 7% above or below the equity market total return assumption under our business plan;
ii.the impact on spread earnings resulting from movement in the 10-year Treasury rate, relative to the beginning of year rate, of more than 2%; and
iii.the impact on net investment income resulting from increases (or decreases) in general account assets resulting from net freestanding derivatives gains (or losses) in excess of $2 billion.
b.For significant movements arising from the interaction of path dependent rate or equity movements and the risk framework in place during the period, the JFI Compensation Committee may assess the performance of the hedging program and adjust the average Adjusted Book Value Attributable to Common Shareholders outcome used in the calculation.

Other examples could include events not contemplated in setting the original target, such as new business investment, business continuity disruptions, restructuring initiatives, mergers and acquisitions, guarantee fund assessments in the event of insurance company liquidations, material litigation and regulatory matters, and legislative, regulatory, or accounting changes.

Adjusted Operating ROE Attributable to Common Shareholders is measured relative to the plan projections of Adjusted Operating ROE Attributable to Common Shareholders for the period (with interest rates as implied by the forward rate curve as of the beginning of the period). For the period covered for the actual 2023 long-term incentive metric, there were no further adjustments made to the Adjusted Operating ROE Attributable to Common Shareholders, as described above.